File No. 2-46686
FISCAL YEAR END - July 31

Registrant proposes that this amendment will become effective:
75 days after filing
                              ----
As of the filing date
                              ----
As of December 1, 1997         X
                              ----


Pursuant to Rule 485:
paragraph (a)
                              ----
paragraph (b)                  X
                              ----


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                          SECURITIES ACT OF 1933    X
                                                   ---

                       Post-Effective Amendment Number 43

                                       and

                        REGISTRATION STATEMENT UNDER THE
                      INVESTMENT COMPANY ACT OF 1940    X
                                                       ---

                         FORTIS INCOME PORTFOLIOS, INC.

               (Exact Name of Registrant as Specified in Charter)

                500 Bielenberg Drive, Woodbury, Minnesota  55125
                    (Address of Principal Executive Offices)

                 Registrant's Telephone Number:  (612) 738-4000

                    Scott R. Plummer, Esq., Asst. Secretary
                             (Same address as above)
                     (Name and Address of Agent for Service)

                                    Copy to:

                             Michael J. Radmer, Esq.
                             Robert A. Kukuljan
                             Dorsey & Whitney LLP
                             220 South Sixth Street
                             Minneapolis, MN  55402



Pursuant to Section 270.24f-2 of the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities under the Securities Act of 1933. The Rule 24f-2 Notice for the Registrant's most recent fiscal period was filed on September 26 , 1997.

                         FORTIS INCOME PORTFOLIOS, INC.
                        POST-EFFECTIVE AMENDMENT NO. 43


               CROSS REFERENCE SHEET FOR ITEMS REQUIRED BY FORM N-1A

      PART A of this Registration Statement consists of a Prospectus relating to the Class A, B, C and H shares of the U.S. Government Securities Fund, Strategic Income Fund and High Yield Portfolio. In addition, the Prospectus relates to the Class E shares of the U.S. Government Securities Fund.

      PART B of this Registration Statement consists of one Statement of Additional Information which relates to the Prospectus referred to above.

                              CROSS REFERENCE SHEET

                                   PROSPECTUS

PART A
ITEM NO.       CAPTION IN PROSPECTUS
--------       ---------------------

  1            Cover Page
  2            Summary of Fund Expenses
  3            Calculation of Performance Data; Financial Highlights
  4            Summary of Investment Objectives; Investment Objectives and
               Policies; Risk Considerations and Other Investment Practices
  5            Management
  5A           Non Applicable
  6            Capital Stock; Valuation of Securities; Dividends and Capital
               Gains Distributions; Shareholder Inquiries; Taxation
  7            How to Buy Fund Shares; Valuation of Securities; Management;
               Redemption
  8            Redemption
  9            Not Applicable



                    STATEMENT OF ADDITIONAL INFORMATION
PART B
ITEM NO.       CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
--------       -----------------------------------------------
  10           Cover Page
  11           Table of Contents
  12           Organization and Classification
  13           Investment Objectives and Policies; Investment Practices
               Common to the Funds
  14           Directors and Executive Officers
  15           Capital Stock
  16           Investment Advisory and Other Services
  17           Portfolio Transactions and Allocation of Brokerage
  18           Not Applicable
  19           Computation of Net Asset Value and Pricing; Special Purchase
               Plans
  20           Taxation
  21           Investment Advisory and Other Services; Underwriter; Plan of
               Distribution
  22           Performance
  23           Not Applicable

MAILING ADDRESS:
P.O. Box 64284
St. Paul
Minnesota 55164

STREET ADDRESS:
500 Bielenberg Drive
Woodbury
Minnesota 55125

Telephone: (612) 738-4000
Toll Free (800) 800-2638, Ext. 3012

-------------------------------------------------------
 FORTIS
 BOND FUNDS
 PROSPECTUS
DATED DECEMBER 1, 1997

---------------------------------------
U.S. Government Securities
----------------------------------
Strategic Income
----------------------------------
High Yield
----------------------------------

THIS PROSPECTUS CONCISELY SETS FORTH THE INFORMATION A PROSPECTIVE INVESTOR SHOULD KNOW ABOUT THE FUNDS BEFORE INVESTING. INVESTORS SHOULD RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. THE FUNDS HAVE FILED A STATEMENT OF ADDITIONAL INFORMATION (ALSO DATED DECEMBER 1, 1997) WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE FREE OF CHARGE FROM FORTIS INVESTORS, INC. ("INVESTORS") AT THE ABOVE MAILING ADDRESS OF THE FUNDS, AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS IN ACCORDANCE WITH THE COMMISSION'S RULES. THE COMMISSION MAINTAINS A WORLD WIDE WEB SITE THAT CONTAINS REPORTS AND INFORMATION REGARDING ISSUERS THAT FILE ELECTRONICALLY WITH THE COMMISSION. THE ADDRESS OF SUCH SITE IS "HTTP://WWW.SEC.GOV."

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FORTIS-Registered Trademark- and Fortis-
Registered Trademark- are registered      FORTIS
servicemarks of Fortis AMEV and Fortis    SOLID ANSWERS FOR A CHANGING
AG.                                       WORLD-Registered Trademark-

RISK FACTORS

Investments in bond funds expose investors to potential declines in the value of the bonds contained in the funds' portfolios, which may result in a decline in the price of the shares of such funds. Generally, the risks associated with bond investing are "market" or "interest rate risk" (when interest rates rise, bond prices fall), "credit risk" (when the issuer of a bond defaults on its obligations) and, with regard to many corporate bonds, "call risk" (redemption of a bond at the option of its issuer at a specified price prior to the bond's stated maturity date). In addition, investments in bonds issued by foreign governments and companies expose investors to additional risks associated with foreign investments such as "currency exchange risk" (a decline in the value of a particular currency against the U.S. dollar will cause a decline in the value of bond funds holdings denominated in such security) and other risks relating to potential adverse political and economic developments in certain countries. The price of the shares of the bond funds offered in this Prospectus will fluctuate and there is no assurance that investors will be able to redeem their fund shares for more than they paid for them.

SUMMARY OF INVESTMENT OBJECTIVES

Fortis U.S. Government Securities Fund and Fortis Strategic Income Fund are each portfolios of Fortis Income Portfolios, Inc. ("Fortis Income"). Fortis High Yield Portfolio is a portfolio of Fortis Advantage Portfolios, Inc. ("Fortis Advantage"). The U.S. Government Securities Fund, Strategic Income Fund and the High Yield Portfolio are collectively referred to as the "Funds" or individually a "Fund." The objectives of the Funds offered in this Prospectus are as follows:

The U.S. GOVERNMENT SECURITIES FUND'S investment objective is to maximize total return (from current income and capital appreciation), while providing shareholders with a level of current income consistent with prudent investment risk.

The STRATEGIC INCOME FUND is a multisector bond fund with an investment objective to maximize total return (from current income and capital appreciation) by primarily investing in (a) U.S. Government securities, (b) investment and non-investment grade fixed-income securities issued by foreign governments and companies, and (c) non-investment grade fixed income securities issued by U.S. issuers, which, in the opinion of Fortis Advisers, Inc. ("Advisers"), do not subject Strategic Income Fund to unreasonable investment risk. Such non-investment grade securities include high-yield, fixed income securities (sometimes referred to as "junk bonds").

The investment objective of the HIGH YIELD PORTFOLIO is to maximize total return (from current income and capital appreciation) with a focus on high current income by investing primarily in a diversified portfolio of high-yielding, fixed-income securities (sometimes referred to as "junk bonds") which, in the opinion of Advisers, do not subject High Yield Portfolio to unreasonable investment risk.

For more information on the investment objectives and policies of the Funds, as well as the risks involved in investing in the Funds, see "Investment Objectives and Policies" and "Risk Considerations and Other Investment Practices."

TABLE OF CONTENTS


                                                                            PAGE
Risk Factors..............................................................    2
Summary of Investment Objectives..........................................    2
Class Shares..............................................................    2
Summary of Fund Expenses..................................................    3
Financial Highlights......................................................    5
Organization and Classification...........................................    7
Investment Objectives and Policies........................................    7
    - U.S. Government Securities Fund.....................................    7
    - Strategic Income Fund...............................................    7
    - High Yield Portfolio................................................    8
Risk Considerations and Other Investment Practices........................    9
Management................................................................   15
    - Board of Directors..................................................   15
    - The Investment Adviser/Transfer Agent/Dividend Agent................   15
    - The Underwriter and Distribution Expenses...........................   15
    - Fund Expenses.......................................................   16
    - Brokerage Allocation................................................   16
Valuation of Securities...................................................   16
Capital Stock.............................................................   17
Dividends and Capital Gains Distributions.................................   17
Taxation..................................................................   17
How To Buy Fund Shares....................................................   17
    - General Purchase Information........................................   17
    - Alternative Purchase Arrangements...................................   18
    - Class A and E Shares Initial Sales Charge Alternative...............   18
    - Class B and H Shares--Contingent Deferred Sales Charge
        Alternatives......................................................   20
    - Class C Shares--Level Sales Charge Alternative......................   20
    - Special Purchase Plans for all Classes..............................   20
Redemption................................................................   21
    - Contingent Deferred Sales Charge....................................   22
Shareholder Inquiries.....................................................   23
Account Application
Systematic Investment Plan Authorization Agreement


No broker-dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and if given or made, such information or representations must not be relied upon as having been authorized by a Fund or Investors. This Prospectus does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

CLASS SHARES

The Funds offer investors a choice among multiple classes of shares with different sales charges and expenses. These alternatives permit choosing the most beneficial method of purchasing shares given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances.

CLASS A AND E SHARES. Generally, an investor who purchases Class A and E shares pays a sales charge at the time of purchase. As a result, Class A and E shares are not subject to any charges when they are redeemed (except for sales at net asset value in excess of $1 million which may be subject to a contingent deferred sales charge). The initial sales charge may be reduced or waived for certain purchases. Class A shares are also subject to an annual Rule 12b-1 fee of .25% of average daily net assets attributable to Class A shares (.35% on Class A shares of the High Yield Portfolio). This fee is lower than the other classes having Rule 12b-1 fees (all but Class E) and therefore Class A shares have lower expenses and pay higher dividends. See "How to Buy Fund Shares--Class A Shares." Class E shares are only available for the U.S. Government Securities Fund and are only available to investors who were U.S. Government Securities Fund shareholders on November 13, 1994. Class E shares have the lowest expenses and pay the highest dividends.

CLASS B AND H SHARES. The only difference between Class B and H shares is the percentage of dealer concession paid to dealers. This difference does not in any way affect the charges on an investor's shares. Class B and H shares both are sold without an initial sales charge, but are subject to a contingent deferred sales charge of 4% if redeemed within two years of purchase, with declining charges for redemptions thereafter up to six years after purchase. Class B and H shares are also subject to a higher annual Rule 12b-1 fee than Class A shares--1.00% of the Fund's average daily net assets attributable to Class B or H shares, as applicable. However, after eight years, Class B and H shares automatically will be converted to Class A shares at no charge to the investor, resulting in a lower Rule 12b-1 fee thereafter. Class B and H shares provide the benefit of putting all dollars to work from the time of investment, but will have a higher expense ratio and pay lower dividends than Class A and E shares due to the higher Rule 12b-1 fee and any other class specific expenses. See "How to Buy Fund Shares--Class B and H Shares."

CLASS C SHARES. Class C shares: 1) are sold without an initial sales charge, but are subject to a contingent deferred sales charge; 2) are subject to the higher annual Rule 12b-1 fee of 1.00% of the Fund's average daily net assets attributable to Class C shares; and 3) provide the benefit of putting all dollars to work from the time of investment, but will have a higher expense ratio and pay lower dividends than Class A and E shares due to the higher Rule 12b-1 fee and any other class specific expenses. While Class C shares do not convert to Class A shares, they are subject to a lower contingent deferred sales charge (1.00%) than Class B or H shares and do not have to be held for as long a time (one year) to avoid paying the contingent deferred sales charge. See "How to Buy Fund Shares--Class C Shares."
IN SELECTING WHICH CLASS OF SHARES TO PURCHASE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and Rule 12b-1 fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge (E.G., if you are exempt from the sales charge, you must invest in Class A shares) (4) the various exchange privileges among the different classes of shares and (5) the fact that Class B and H shares automatically convert to Class A shares after eight years.

SUMMARY OF FUND EXPENSES

The Fund's front-end and asset-based sales charges are within the limitations imposed by the NASD. Such charges are shown below:

SHAREHOLDER TRANSACTION EXPENSES

                                                      CLASS B                      CLASS E
                                       CLASS A         AND H         CLASS C        SHARES
                                        SHARES        SHARES         SHARES          ****
                                     ------------  -------------  -------------  ------------
Maximum Sales Charge Imposed on
 Purchases (as a percentage of
 offering price)...................        4.50%*        0.00%**        0.00%**        4.50%*
Maximum Deferred Sales Charge (as a
 percentage of original purchase
 price or redemption proceeds, as
 applicable).......................         ***          4.00%          1.00%           ***

   * SINCE THE FUND ALSO PAYS AN ASSET BASED SALES CHARGE, LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED BY NASD RULES.

  ** CLASS B, H AND C SHARES ARE SOLD WITHOUT A FRONT END SALES CHARGE, BUT
     THEIR CONTINGENT DEFERRED SALES CHARGE AND RULE 12B-1 FEES MAY CAUSE LONG-TERM SHAREHOLDERS TO PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM PERMITTED FRONT END SALES CHARGES.

 *** A CONTINGENT DEFERRED SALES CHARGE OF 1.00% IS IMPOSED ON CERTAIN
     REDEMPTIONS OF CLASS A AND E SHARES THAT WERE PURCHASED WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE. SEE "HOW TO BUY FUND SHARES--CLASS A AND E SHARES."

**** ONLY AVAILABLE FOR FORTIS U.S. GOVERNMENT SECURITIES FUND.

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)

U.S. GOVERNMENT SECURITIES FUND

                                                     CLASS B
                                       CLASS A        AND H        CLASS C       CLASS E
                                        SHARES        SHARES        SHARES        SHARES
                                     ------------  ------------  ------------  ------------
Management Fees....................         .71%          .71%          .71%          .71%
12b-1 fees.........................         .25%         1.00%         1.00%           --
Other Expenses.....................         .10%          .10%          .10%          .10%
                                            ---           ---           ---           ---
    TOTAL FUND OPERATING
     EXPENSES......................        1.06%         1.81%         1.81%          .81%

STRATEGIC INCOME FUND


                                       CLASS A     CLASS B AND     CLASS C
                                        SHARES       H SHARES       SHARES
                                     ------------  ------------  ------------
Management Fees....................         .80%          .80%          .80%
12b-1 Fees.........................         .25%         1.00%         1.00%
Other Expenses.....................         .15%          .15%          .15%
                                            ---           ---           ---
    TOTAL FUND OPERATING
     EXPENSES......................        1.20%         1.95%         1.95%


HIGH YIELD PORTFOLIO


                                                     CLASS B
                                       CLASS A        AND H        CLASS C
                                        SHARES        SHARES        SHARES
                                     ------------  ------------  ------------
Management Fees....................         .73%          .73%          .73%
12b-1 fees.........................         .35%         1.00%         1.00%
Other Expenses.....................         .11%          .11%          .11%
                                            ---           ---           ---
    TOTAL PORTFOLIO OPERATING
     EXPENSES......................        1.19%         1.84%         1.84%


The purpose of these tables is to assist the investor in understanding the various costs and expenses that investors in the Funds will bear, whether directly or indirectly. For a more complete description of the various costs and expenses, see "Management" and "How to Buy Fund Shares."

EXAMPLE

You would pay the following expenses on a $1,000 investment over various time periods assuming: (1) 5% annual return; and (2) redemption at the end of each time period. This example includes conversion of Class B and H shares to Class A shares after eight years and a waiver of deferred sales charges on Class B and H shares of 10% of the amount invested. See "Contingent Deferred Sales Charge--Class B, H, and C Shares."

U.S. GOVERNMENT SECURITIES FUND


                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                     ------   -------   -------   --------
Class A Shares.....................   $55       $77      $101       $169
Class B and H Shares...............   $54       $84      $116       $193
Class C Shares.....................   $28       $57      $ 98       $213
Class E Shares.....................   $53       $70      $ 88       $141


Assuming no redemption, the Class B, H, and C expenses on the same investment would be as follows:


                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                     ------   -------   -------   --------
Class B and H Shares...............   $18       $57      $ 98       $193
Class C Shares.....................   $18       $57      $ 98       $213


STRATEGIC INCOME FUND


                                     1 YEAR   3 YEARS
                                     ------   -------
Class A Shares.....................   $57       $81
Class B and H Shares...............   $56       $88
Class C Shares.....................   $30       $61


Assuming no redemption, the Class B, H, and C expenses on the same investment would be as follows:


                                     1 YEAR   3 YEARS
                                     ------   -------
Class B and H Shares...............   $20       $61
Class C Shares.....................   $20       $61


HIGH YIELD PORTFOLIO


                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                     ------   -------   -------   --------
Class A Shares.....................   $57       $81      $107       $183
Class B and H Shares...............   $55       $85      $117       $198
Class C Shares.....................   $29       $58      $ 99       $215


Assuming no redemption, the Class B, H, and C expenses on the same investment would be as follows:


                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
Class B and H Shares........................................   $19       $58      $ 99       $198
Class C Shares..............................................   $19       $58      $ 99       $215



THE ABOVE EXAMPLES USE FISCAL YEAR 1997 HISTORICAL DATA (EXCEPT IN THE CASE OF STRATEGIC INCOME FUND) AS A BASIS FOR THE ANTICIPATED EXPENSES OF THE TIME PERIODS INDICATED AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. SINCE STRATEGIC INCOME FUND HAD NOT COMMENCED OPERATIONS AS OF JULY 31, 1997, THE ABOVE EXAMPLES, WITH RESPECT TO STRATEGIC INCOME FUND, ARE BASED ON EXPECTED EXPENSES OF THE TIME PERIODS INDICATED. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)


The following audited financial statements should be read in conjunction with the financial statements of the Funds and the independent auditors' reports of KPMG Peat Marwick LLP found in the Funds' 1997 Annual Reports to Shareholders, which may be obtained without charge. Since the Strategic Income Fund had not commenced operations as of July 31, 1997, no such information is provided.



----------------------------------------------------------------------------------------------------------------------------
                                 NINE-                SEVEN-
                                 MONTH                 MONTH
                        YEAR     PERIOD     YEAR      PERIOD
                       ENDED     ENDED     ENDED       ENDED                              YEAR ENDED
U.S. GOVERNMENT       JULY 31,  JULY 31,  JULY 31,   JULY 31,                            DECEMBER 31,
SECURITIES FUND       --------  --------  --------  -----------   ----------------------------------------------------------
CLASS E SHARES          1997      1996      1995      1994***       1993      1992      1991      1990      1989      1988
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of
 period.............     $8.87     $9.02     $9.03     $9.87         $9.86    $10.16     $9.76     $9.72     $9.51     $9.72
----------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income
   - net............       .54       .60       .67       .42           .75       .84       .88       .89       .92       .92
  Net realized and
   unrealized gains
   (losses) on
   investments......       .32      (.15)     (.01)     (.84)          .05      (.30)      .41       .06       .21      (.23)
----------------------------------------------------------------------------------------------------------------------------
Total from
 operations.........       .86       .45       .66      (.42)          .80       .54      1.29       .95      1.13       .69
----------------------------------------------------------------------------------------------------------------------------
Distributions to
 shareholders:
  From investment
   income - net.....      (.54)     (.60)     (.67)     (.42)         (.75)     (.84)     (.89)     (.91)     (.92)     (.90)
  Excess
   distributions of
   net realized
   gains............      (.03)       --        --        --            --        --        --        --        --        --
  From realized
   gains............        --        --        --        --          (.04)       --        --        --        --        --
----------------------------------------------------------------------------------------------------------------------------
Total distributions
 to shareholders....      (.57)     (.60)     (.67)     (.42)         (.79)     (.84)     (.89)     (.91)     (.92)     (.90)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end
 of period..........     $9.16     $8.87     $9.02     $9.03         $9.87     $9.86    $10.16     $9.76     $9.72     $9.51
----------------------------------------------------------------------------------------------------------------------------
Total Return*.......     10.07%     5.08%     7.71%    (4.29)%        8.31%     5.60%    13.90%    10.43%    12.48%     7.33%
Net assets end of
 period (000s
 omitted)...........  $324,643  $388,006  $470,597  $555,275      $641,977  $587,996  $452,222  $208,054  $121,271  $108,370
Ratio of expenses to
 average daily net
 assets.............       .81%      .81%      .77%      .77%**        .76%      .72%      .72%      .81%      .83%      .87%
Ratio of net
 investment income
 to average daily
 net assets.........      6.08%     6.59%     7.51%     7.72%**       7.43%     8.48%     8.88%     9.37%     9.55%     9.39%
Portfolio turnover
 rate...............       161%       75%       76%       85%          157%      128%       95%      118%      118%      109%
----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                           CLASS A                     CLASS B                    CLASS C                    CLASS H
                 ---------------------------   ------------------------   ------------------------   ------------------------
U.S. GOVERNMENT                                              YEAR ENDED JULY 31,
 SECURITIES      ------------------------------------------------------------------------------------------------------------
 FUND             1997     1996      1995+      1997    1996    1995+      1997    1996    1995+      1997     1996    1995+
-----------------------------------------------------------------------------------------------------------------------------
Net asset
 value,
 beginning of
 period........    $8.87    $9.02   $8.63       $8.86   $9.02  $8.63       $8.85   $9.01  $8.63        $8.86    $9.02  $8.63
-----------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment
   income -
   net.........      .52      .58     .46         .46     .51    .41         .46     .51    .41          .46      .51    .41
  Net realized
   and
   unrealized
   gains
   (losses) on
  investments..      .32     (.15)    .39         .31    (.15)   .39         .31    (.15)   .38          .31     (.15)   .39
-----------------------------------------------------------------------------------------------------------------------------
Total from
 operations....      .84      .43     .85         .77     .36    .80         .77     .36    .79          .77      .36    .80
-----------------------------------------------------------------------------------------------------------------------------
Distribution to
 shareholders:
  From
   investment
   income -
   net.........     (.52)    (.58)   (.46)       (.47)   (.52)  (.41)       (.47)   (.52)  (.41)        (.47)    (.52)  (.41)
  Excess
  distributions
   of net
   realized
   gains.......     (.03)      --      --        (.02)     --     --        (.02)     --     --         (.02)      --     --
  From realized
   gains.......       --       --      --          --      --     --          --      --     --           --       --     --
-----------------------------------------------------------------------------------------------------------------------------
Total
 distributions
 to
shareholders...     (.55)    (.58)   (.46)       (.49)   (.52)  (.41)       (.49)   (.52)  (.41)        (.49)    (.52)  (.41)
-----------------------------------------------------------------------------------------------------------------------------
Net asset
 value, end of
 period........    $9.16    $8.87   $9.02       $9.14   $8.86  $9.02       $9.13   $8.85  $9.01        $9.14    $8.86  $9.02
-----------------------------------------------------------------------------------------------------------------------------
Total
 Return*.......     9.77%    4.78%  10.07%       8.95%   4.00%  9.47%       8.96%   4.00%  9.35%        8.94%    4.00%  9.47 %
Net assets end
 of period
 (000s
 omitted)......  $59,128  $67,707  $4,909      $2,826  $2,314  $ 483      $1,444  $1,057  $ 326      $10,637  $10,120  $4,823
Ratio of
 expenses to
 average daily
 net assets....     1.06%    1.06%   1.02%**     1.81%   1.81%  1.77%**     1.81%   1.81%  1.77%**      1.81%    1.81%  1.77 %**
Ratio of net
 investment
 income to
 average daily
 net assets....     5.83%    6.34%   7.00%**     5.08%   5.45%  6.24%**     5.07%   5.59%  6.24%**      5.08%    5.52%  6.24 %**
Portfolio
 turnover
 rate..........      161%      75%     76%        161%     75%    76%        161%     75%    76%         161%      75%    76 %
-----------------------------------------------------------------------------------------------------------------------------


  * These are the Fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
 ** Annualized.
*** Effective July 31, 1994, the Fund changed its fiscal accounting and tax year-end to July 31 (previously December 31).
  + For the period from November 14, 1994 (commencement of operations) to July
    31, 1995.

------------------------------------------------------------------------------------------------------------------------------
                                     YEAR ENDED
HIGH YIELD PORTFOLIO                  JULY 31                              FOR THE YEAR ENDED OCTOBER 31,
------------------------------  --------------------   -----------------------------------------------------------------------
CLASS A SHARES                    1997      1996++       1995     1994     1993     1992     1991     1990     1989    1988**
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period.......................     $7.56      $7.61       $7.90    $8.65    $8.00    $7.82    $5.72    $8.59    $9.92  $10.00
------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net.....       .76        .56         .86      .86      .87      .85      .95     1.04     1.22     .92
  Net realized and unrealized
   gain (loss) on
   investments................       .28       (.04)       (.25)    (.72)     .68      .22     2.03    (2.73)   (1.35)   (.07)
------------------------------------------------------------------------------------------------------------------------------
Total from operations.........      1.04       (.52)        .61      .14     1.55     1.07     2.98    (1.69)    (.13)    .85
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income -
   net........................      (.75)      (.55)       (.86)    (.89)    (.89)    (.85)    (.88)   (1.12)   (1.20)   (.93)
  Excess distributions of net
   realized gains.............      (.02)      (.02)       (.04)      --     (.01)    (.04)      --       --       --      --
  From net realized gains.....        --         --          --       --       --       --       --     (.06)      --      --
------------------------------------------------------------------------------------------------------------------------------
Total distributions to
 shareholders.................      (.77)      (.57)       (.90)    (.89)    (.90)    (.89)    (.88)   (1.18)   (1.20)   (.93)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period.......................     $7.83      $7.56       $7.61    $7.90    $8.65    $8.00    $7.82    $5.72    $8.59   $9.92
------------------------------------------------------------------------------------------------------------------------------
Total return@.................     14.51%      6.98%       8.07%    1.48%   20.33%   14.20%   55.78%  (21.56)%   (1.79)%   8.85 %
Net assets at end of period
 (000's omitted)..............  $123,115   $109,401    $113,268  $98,611  $73,395  $45,628  $31,250  $17,484  $21,814  $14,709
Ratio of expenses to average
 daily net assets.............      1.19%      1.21%*      1.25%    1.23%    1.29%    1.33%    1.51%    1.53%    1.52%   1.35 %*
Ratio of net investment income
 to average daily net
 assets.......................      9.84%      9.87%*     10.61%   10.18%   10.43%   10.34%   13.80%   14.16%   12.77%  11.55 %*
Portfolio turnover rate.......       331%       146%        101%      63%      95%      80%      61%      65%      52%     63 %
------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                         CLASS B                           CLASS C                            CLASS H
                             --------------------------------   ------------------------------   ---------------------------------
                                                                      YEAR ENDED JULY 31,
                             -----------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO           1997       1996++      1995+       1997      1996++     1995+       1997       1996++       1995+
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of period.................    $7.56       $7.60      $7.87      $7.55      $7.59      $7.87       $7.55       $7.60       $7.87
----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income -
   net.....................      .71         .53        .78        .71        .53        .78         .71         .52         .78
  Net realized and
   unrealized gains
   (losses) on
   investments.............      .28        (.04)      (.23)       .28       (.04)      (.24)        .28        (.04)       (.23)
----------------------------------------------------------------------------------------------------------------------------------
Total from operations......      .99         .49        .55        .99        .49        .54         .99         .48         .55
----------------------------------------------------------------------------------------------------------------------------------
Distribution to
 shareholders:
  From investment income -
   net.....................     (.70)       (.51)      (.78)      (.70)      (.51)      (.78)       (.70)       (.51)       (.78)
  Excess distributions of
   net realized gains......     (.02)       (.02)      (.04)      (.02)      (.02)      (.04)       (.02)       (.02)       (.04)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions to
 shareholders..............     (.72)       (.53)      (.82)      (.72)      (.53)      (.82)       (.72)       (.53)       (.82)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period....................    $7.83       $7.56      $7.60      $7.82      $7.55      $7.59       $7.82       $7.55       $7.60
----------------------------------------------------------------------------------------------------------------------------------
Total return@..............    13.80%       6.62%      7.25%     13.82%      6.63%      7.12%      13.82%       6.48%       7.25%
Net assets at end of period
 (000s omitted)............  $20,388     $12,067     $7,530     $7,037     $3,378     $2,180     $63,789     $39,133     $23,862
Ratio of expenses to
 average daily net
 assets....................     1.84%       1.86%*     1.90%*     1.84%      1.86%*     1.90%*      1.84%       1.86%*      1.90%*
Ratio of net investment
 income to average daily
 net assets................     9.24%       9.20%*     9.66%*     9.26%      9.21%*     9.83%*      9.23%       9.21%*      9.81%*
Portfolio turnover rate....      331%        146%       101%       331%       146%       101%        331%        146%        101%
----------------------------------------------------------------------------------------------------------------------------------


 * Annualized.
** January 4, 1988 to October 31, 1988.
 @ These are the Fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
 + For the period from November 14, 1994 (commencement of operations) to October
   31, 1995.

++ For the nine-month period ended July 31, 1996, effective July 31, 1994, the Fund changed its fiscal accounting and tax year-end to July 31 (previously October 31).

Each Fund may advertise its "cumulative total return," "average annual total return," "systematic investment plan cumulative total return," and "systematic investment plan average annual total return." Each Fund may also advertise its "yield." When a Fund advertises its yield, it will also advertise, when applicable, its "average annual total return" for the most recent one, five, and ten year periods, along with other performance data. Performance figures are calculated separately for each class of shares, and figures for each class will be presented. Each Fund may advertise its relative performance as compiled by outside organizations such as Lipper Analytical or Wiesenberger, or refer to publications which have mentioned the Fund, Advisers, or their personnel, and also may advertise other performance items as set forth in the Statement of Additional Information. The performance discussion required by the Securities and Exchange Commission is found in the applicable Fund's Annual Report to Shareholders and will be made available without charge upon request.

ORGANIZATION AND CLASSIFICATION

The U.S. Government Securities Fund and Strategic Income Fund are the only series of Fortis Income Portfolios, Inc. ("Fortis Income"). High Yield Portfolio is one of three portfolios of Fortis Advantage Portfolios, Inc. ("Fortis Advantage"). Fortis Income and Fortis Advantage were incorporated under Minnesota law in 1972 and 1987, respectively, and both are registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as "open-end diversified management investment companies."

INVESTMENT OBJECTIVES AND POLICIES

U.S. GOVERNMENT SECURITIES FUND

The investment objective of the U.S. Government Securities Fund is to maximize total return (from current income and capital appreciation), while providing shareholders with a level of current income consistent with prudent investment risk. This investment objective and, except as otherwise noted, this Fund's investment policies, could be changed without shareholder approval. While no such change is contemplated, such a change could result in the Fund's objectives differing from those deemed appropriate by an investor at the time of his or her investment.


The Fund's assets will be invested in securities issued, guaranteed, insured, or collateralized by the United States Government, its agencies, or instrumentalities (whether or not backed by the "full faith and credit" pledge of the United States Government), in repurchase agreements pertaining to such securities, and, with respect to no more than 5% of its assets, in other investment companies which invest in such securities. The Fund may also lend portfolio securities where such loans are secured by collateral which is described under "Risk Considerations and Other Investment Practices--Lending of Portfolio Securities" below.


Securities issued or guaranteed as to principal and interest by the United States Government include a variety of securities, which differ in their interest rates, maturities, and dates of issuance and include U.S. Treasury inflation-protection securities. The value of such inflation-protection securities is adjusted for inflation and periodic interest payments are in amounts equal to a fixed percentage of the inflation adjusted value of the principal. In addition to Treasury obligations, the Fund may invest in the following such securities: (1) obligations of United States government agencies and instrumentalities which are secured by the full faith and credit of the United States Treasury, such as Government National Mortgage Association pass-through certificates; (2) obligations which are secured by the right of the issuer to borrow from the Treasury, such as securities issued by the Federal Financing Bank or the United States Postal Service; (3) obligations which are supported by the credit of the government agency or instrumentality itself, such as securities of the Federal Home Loan Bank or the Federal National Mortgage Association; and (4) collateralized mortgage obligations ("CMOs") and multi-class pass-through securities. The Fund will invest in such securities which are not backed by the full faith and credit of the United States Treasury only when the credit risk with respect to the instrumentality or agency issuing such securities does not make the securities, in the judgment of the Fund's investment adviser, unsuitable investments for the Fund.

The Fund may invest up to 10% of its total assets (at the time of investment) in repurchase agreements maturing in more than seven days. This policy may not be changed without shareholder approval.

Market prices of the securities in which the Fund invests will fluctuate and will tend to vary inversely with changes in prevailing interest rates. If interest rates increase from the time a security is purchased, such security, if sold, might be sold at a price less than its purchase cost. Conversely, if interest rates decline from the time a security is purchased, such security, if sold, might be sold at a price greater than its purchase cost.

STRATEGIC INCOME FUND

The investment objective of the Strategic Income Fund, a multisector bond fund, is to maximize total return (from current income and capital appreciation) by primarily investing in (a) U.S. Government securities, (b) investment and non-investment grade fixed income securities issued by foreign governments and companies, and (c) non-investment grade fixed income securities issued by U.S. issuers, which, in the opinion of the Advisers, do not subject the Fund to unreasonable investment risk. Such non-investment grade securities include high-yield fixed income securities (sometimes referred to as "junk bonds"). This investment objective and, except as otherwise noted, this Fund's investment policies, could be changed without shareholder approval. While no such change is contemplated, such a change could result in the Fund's objectives differing from those deemed appropriate by an investor at the time of his or her investment.


Under normal circumstances, the Fund will invest at least 65% (exclusive of collateral in connection with securities lending) of the Fund's total assets in these three sectors. The Fund will generally have no more than 50% of its total assets invested in any one of these sectors, and from time to time Advisers will adjust the amounts the Fund invests in each sector. The Fund's remaining assets may be held in cash or cash equivalents or invested in investment grade fixed-income securities (including, but not limited to, the types of securities as described in "Investment Objectives and Policies--U.S. Government Securities Fund"), municipal securities, convertible securities, options on debt securities, interest rate futures contracts and options thereon, common and preferred stocks, other equity securities and other investment instruments as described in "Risk Considerations and Other Investment Practices" when these types of investments are consistent with the Fund's investment objectives.

U.S. GOVERNMENT SECURITIES. The Fund may invest in securities issued, guaranteed, insured, or collateralized by the United States Government, its agencies or instrumentalities (whether or not backed by the "full faith and credit" pledge of the United States Government) as more particularly described in "Investment Objectives and Policies--U.S. Government Securities Fund."

FIXED-INCOME SECURITIES OF FOREIGN GOVERNMENTS AND COMPANIES. The Fund may invest in fixed-income securities issued by foreign governments and companies. The Fund may invest in fixed-income securities issued or guaranteed by (a) foreign governments, and their agencies and instrumentalities, (b) government related issuers, and (c) supranational organizations (such as the World Bank, The European Economic Community, The Asian Development Bank and The European Coal and Steel Community). The Fund may also invest in fixed-income securities issued by foreign companies, certificates of deposit and bankers' acceptances issued or guaranteed by or time deposits maintained at foreign banks or U.S. branches of foreign banks, and commercial paper issued by foreign companies. The Fund's assets may be invested in fixed-income securities issued by foreign governments and companies that are considered investment grade securities. However, the Fund may also invest in non-investment grade fixed-income securities issued by foreign governments and companies (I.E., securities that are rated lower than BBB- by S&P or lower than Baa(3) by Moody's, or comparably rated by another nationally recognized rating agency), which, in the opinion of Advisers, do not subject the Fund to unreasonable investment risk. In addition, the Fund may invest in unrated fixed-income securities issued by foreign governments and companies that Advisers believes offer yields and risks comparable to rated securities. For a description of the risks associated with investing in foreign securities and lower rated securities, see "Risk Considerations and Other Investment Practices."

The Fund will not invest more than 25% of its total assets in government securities of any single foreign country. Otherwise, the Fund is not restricted in which countries it may invest, and the Fund has no limitations on the maturity of a security or the capitalization of the issuer of the foreign fixed-income securities in which it invests.

The Fund may buy or sell foreign currencies and foreign currency forward contracts to hedge currency risks and to facilitate transactions in foreign investments. Although currency forward contracts can be used to protect the Fund from adverse currency exchange rate changes, there is a risk of loss if Advisers fails to predict currency exchange movements correctly. See "Risk Considerations and Other Investment Practices."

HIGH YIELDING SECURITIES. The Fund may invest in non-investment grade fixed income securities issued by U.S. issuers, which, in the opinion of Advisers, do not subject the Fund to unreasonable investment risk. High yields associated with these securities are available from non-investment grade securities (I.E., securities that are rated lower than BBB- by S&P or lower than Baa(3) by Moody's, or comparably rated by another nationally recognized rating agency). The Fund may invest in the securities as described below under "Investment Objectives and Policies--High Yield Portfolio." In addition, the Fund may invest in unrated high yielding, fixed income securities that Advisers believes offer yields and risks comparable to rated securities.

The prices and yields of non-investment grade securities generally fluctuate more than higher quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

In considering high yield, fixed income investments for the Fund, Advisers will attempt to identify high yielding securities of issuers whose financial condition has improved or is expected to improve in the future. Advisers will not rely exclusively on ratings assigned by Moody's and S&P in this process, but, in appropriate circumstances, may perform its own credit analysis as well. Advisers' analysis focuses on relative values, based on such factors as interest and dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer companies or governments.

Because the Fund invests a portion of its assets in non-investment grade securities, investors should carefully consider their ability to assume the risks involved before making an investment in the Fund. See "Risk Considerations and Other Investment Practices."


The Fund may invest up to 33 1/3% of its total assets (at the time of investment) in repurchase agreements, variable amount master demand notes, securities issued on a when-issued or delayed delivery basis, and forward commitment transactions. In addition, the Fund may also invest in CMOs, multi-class pass-through securities and other investment companies; and may lend up to 33 1/3% of its total assets in connection with securities lending transactions. The Fund will not borrow money except that the Fund (a) may purchase securities on a when-issued and delayed delivery basis, within the limitations set forth herein, (b) may obtain such short-term credit as it needs for the clearance of securities transactions, and (c) may borrow from a bank, for the account of the Fund, as a temporary measure to facilitate redemptions (but not for leveraging or investment) an amount that does not exceed 10% of the value of the Fund's total assets.



Advisers reserves the right to adopt a defensive approach by temporarily investing up to 100% of the Fund's assets in investment grade debt securities and commercial paper, and/or in obligations of banks (foreign or domestic) or the United States Government.


HIGH YIELD PORTFOLIO

The investment objective of High Yield Portfolio is to maximize total return (from current income and capital appreciation) by investing primarily in a diversified portfolio of high-yielding, fixed-income securities (sometimes referred to as "junk bonds") which, in the opinion of Advisers, do not subject High Yield Portfolio to unreasonable investment risk. This investment objective and, except as otherwise noted, this Fund's investment policies, could be changed without shareholder approval. Such changes could result in the Fund's objectives differing from those deemed appropriate by an investor at the time of his or her investment.

Under normal circumstances, High Yield Portfolio will be at least 65% (exclusive of collateral in connection with securities lending) invested in non-investment grade (as explained below) fixed-income securities. The Fund's remaining assets may be held in cash or cash equivalents or invested in investment grade fixed income instruments (including the types of securities in which the U.S. Government Securities Fund can invest) or invested in convertible securities, options on debt securities, interest rate futures contracts and options thereon, common and preferred stocks, and other equity securities when these types of investments are consistent with the Fund's investment objective of high current income.

The higher yields that High Yield Portfolio seeks are usually available from non-investment grade securities--those rated lower than Baa(3) by Moody's or lower than BBB- by S&P, or comparably rated by another nationally recognized rating agency, and unrated securities of similar quality. This is an aggressive approach to income investing and is subject to greater risk than investing in investment grade securities. The Fund may invest without limitation in any "eligible" rating category. The lowest eligible rating categories in which the Fund will invest are Caa as determined by Moody's and CCC as determined by S&P, or comparably rated by another nationally recognized rating agency, except that up to 10% of the Fund's total assets (at the time of investment) may be invested in "non-performing" securities rated lower than these categories. Securities in the Caa/ CCC rating categories are considered to be of poor standing and are predominantly speculative. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. Additionally, investments in securities rated Caa or CCC involve significant risk exposure to adverse conditions. Such securities may be in default, or there may be present elements of danger with respect to the payment of principal or interest. "Non-performing" securities are highly speculative. For a description of ratings assigned by both Moody's and S&P, see Appendix.

The prices and yields of non-investment grade securities generally fluctuate more than investment grade securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates. Advisers reserves the right to adopt a defensive approach by temporarily investing up to 100% of High Yield Portfolio's assets in investment grade debt securities and commercial paper, and/or in obligations of banks or the United States Government.

In considering investments for High Yield Portfolio, Advisers will attempt to identify high-yielding securities of issuer companies whose financial condition has improved or is expected to improve in the future. Advisers will not rely exclusively on ratings assigned by Moody's and S&P in this process, but, in appropriate circumstances, may perform its own credit analysis as well. Advisers' analysis focuses on relative values, based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer companies.

Because High Yield Portfolio invests primarily in non-investment grade securities, investors should carefully consider their ability to assume the risks involved before making an investment in the High Yield Portfolio.

As discussed in "Risk Considerations and Other Investment Practices" below, High Yield Portfolio may invest in CMOs, multi-class pass-through securities, repurchase agreements, variable amount master demand notes and up to 10% of its total assets (at the time of investment) in foreign securities.

RISK CONSIDERATIONS AND OTHER INVESTMENT PRACTICES

PAYMENT-IN-KIND DEBENTURES. High Yield Portfolio and Strategic Income Fund may invest in debentures the interest on which may be paid in other securities rather than cash ("PIKs"). Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock, or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by the applicable Fund at the time of the investment. The investment restrictions regarding corporate bond quality are applicable to the Funds' investments in PIKs as well as to the securities which may constitute interest payments on PIKs. While PIKs generate income for generally accepted accounting standards purposes, they do not generate cash flow and thus could cause the Funds to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code.

RISKS OF TRANSACTIONS IN HIGH-YIELDING SECURITIES. Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, often related to sensitivity to interest rates, economic changes, solvency, and relative liquidity in the secondary trading market.

Yields on high yield securities will fluctuate over time. The prices of high-yielding securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or substantial period of rising interest rates highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security held by a Fund defaulted, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yielding securities and the Fund's net asset value. Furthermore, in the case of high-yielding securities structured as zero coupon or

PIKs, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

High-yielding securities present risks based on payment expectations. For example, high-yielding securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yielding security's value will decrease in a rising interest rate market, as will the value of such Fund's assets. If a Fund experiences unexpected net redemptions, this may force it to sell its securities (including, but not limited to, high yielding securities), without regard to their investment merits, thereby decreasing the asset base upon which such Fund's expenses can be spread and possibly reducing the rate of return.

To the extent that there is no established secondary market, there may be thin trading of high-yielding securities. This may adversely affect the ability of Fortis Advantage's or Fortis Income's Board of Directors to accurately value high-yielding securities and the Fund's assets and the Fund's ability to dispose of the securities. Securities valuation becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yielding securities, especially in a thinly traded market. Illiquid or restricted high-yielding securities purchased by a Fund may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Certain risks are associated with applying credit ratings as a method for evaluating high-yielding securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high-yielding securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, Advisers continuously monitors the issuers of high-yielding securities held by a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities' liquidity so such Fund can meet redemption requests. The achievement of the investment objective of a Fund may be more dependent upon Advisers' own credit analysis than is the case for higher quality bonds. Also, a Fund may retain a portfolio security whose rating has been changed if the security otherwise meets the Fund's investment objective and investment criteria.

The table below shows the weighted average percentages of High Yield Portfolio's long-term bond investments during the fiscal period ended July 31, 1997, represented by (1) bonds rated by a nationally recognized statistical rating organization, separated into each rating category, and (2) all unrated bonds as a group. Since Strategic Income Fund did not commence operations as of July 31, 1997, no such information is provided with respect to such Fund.


STANDARD & POOR'S RATING                            PERCENT OF TOTAL
(OR EQUIVALENT)                                       INVESTMENTS
-------------------------------------------------  ------------------
AAA..............................................             .7%
AA...............................................              0%
A................................................              0%
BBB..............................................             .8%
BB...............................................           20.6%
B................................................           57.4%
CCC..............................................            9.6%
CC...............................................             .1%
C................................................              0%
D................................................             .5%
All unrated bonds as a group.....................           10.3%
                                                           -----
                                                           100.0%


TRANSACTIONS IN OPTIONS, FUTURES, AND FORWARD CONTRACTS. The High Yield Portfolio and Strategic Income Fund may each, to a limited extent, enter into options, futures, and forward contracts on a variety of investments, indexes and currencies, in order to protect against declines in the value of Fund securities or increases in the cost of securities to be acquired and, in the case of options on securities or indexes of securities, to increase a Fund's gross income. In addition, the Funds may enter into options, futures and forward contracts to manage the duration of the Funds' investments. Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. It is currently the intention of the High Yield Portfolio and Strategic Income Fund to limit the investment in options by the Funds so that such investments do not expose more than 5% of the applicable Fund's total assets to risk of loss.

FOREIGN SECURITIES. The Strategic Income Fund may invest in foreign securities in accordance with its investment objectives. In addition, the High Yield Portfolio may invest up to 10% of its total assets (at the time of investment) in foreign securities. Investors should recognize that investing in foreign issuers involves certain considerations, including those discussed below, which are not typically associated with investing in United States issuers. Since the High Yield Portfolio and Strategic Income Fund may invest in securities denominated in currencies other than U.S. dollars, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, such Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized in the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by such Funds. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balances of payments and other economic and financial conditions, government intervention, speculation, and other factors.

Foreign securities held by the applicable Fund may not be registered with, nor the issuers thereof be subject to, reporting requirements of the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices, and requirements comparable to those applicable to domestic companies. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations of the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross Domestic Product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payment positions.

Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure to a Fund of market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on liquidity, the Fund will avoid investing in countries which are known to experience settlement delays which may expose the Fund to unreasonable risk of loss.

The Funds will calculate their net asset value to complete orders to purchase, exchange, or redeem shares only on a Monday through Friday basis (excluding holidays on which the New York Stock Exchange is closed). A material portion of the Funds' investment securities may be listed on foreign stock exchanges which may trade on other days (such as a Saturday). As a result, the Funds' net asset value may be materially affected by such trading on days when a shareholder has no access to the Funds.

EMERGING MARKETS. The Strategic Income Fund and High Yield Portfolio may invest, subject to the restrictions set forth above, in debt securities issued by governments or companies in emerging market countries. Many emerging market countries have experienced substantial or, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. In many cases, emerging market countries are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. In general, emerging markets tend to be in the less economically developed regions of the world, and are countries that have a lower degree of political stability, a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, and rapid economic growth.

FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS. The Strategic Income Fund and High Yield Portfolio may purchase or sell foreign currency forward exchange contracts ("forward contracts") to attempt to minimize the risk from adverse changes in the relationship between the various currencies in which the Funds invest. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date. The contract is individually negotiated and privately traded by currency traders and their customers. Each Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the price of the security ("transaction hedge") in a particular currency. Additionally, when a Fund believes that a foreign currency (for example, the British pound) may suffer a decline against any other currency or currencies in the Fund (for example, the U.S. dollar), it may enter into a forward sale contract to sell an amount of the foreign currency expected to decline (the British pound) that approximates the value of some or all of the Fund's investment securities denominated in such foreign currency (the British pound) (a "position hedge"). In such cases, the Funds also may enter into a forward sale contract to sell a foreign currency for a fixed amount in another currency (the U.S. dollar) where the Fund believes that the value of the currency to be sold pursuant to the forward sale will fall whenever there is a decline in the value of the currency (other than the U.S. dollar) in which certain portfolio securities of the Fund are denominated (a "cross hedge").

Under certain conditions, Securities and Exchange Commission (the "Commission") guidelines require investment companies to set aside cash or any security that is not considered restricted or illiquid in a segregated account to cover forward contracts. As required by Commission guidelines, if the Strategic Income Fund enters into a forward contract for an essentially speculative purpose, it will, upon entering into such a transaction, segregate assets to cover such forward contracts. A speculative forward contract is one which, unlike the hedging situations defined above, does not have an underlying position in a security or securities. The Funds will not segregate assets to cover forward contracts entered into for hedging purposes.

RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGY TRANSACTIONS. The use of forward currency contracts and options and futures strategies involve certain investment risks and transaction costs. These risks include: dependence on Advisers' ability to predict movements in the prices of individual securities; fluctuations in the general securities markets and movements in interest rates and currency markets; imperfect correlation between movements in the price of currency, options, futures contracts, or options thereon and movements in the price of the currency or security hedged or used for cover; unexpected adverse price movements which could render a Fund's hedging strategy unsuccessful and could result in losses; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Fund invests, lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time requiring a Fund to maintain a position until exercise or expiration, which could result in losses; and the possible need to defer closing out certain options, futures contracts and options thereon in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code. See "Taxation."

ZERO COUPON OBLIGATIONS. Strategic Income Fund and High Yield Portfolio may invest in zero coupon obligations of the U.S. Government, U.S. Government agencies, and corporate issuers, including rights to "stripped" coupon and principal payments. U.S. Government Securities Fund and Strategic Income Fund may invest in zero coupon obligations of the U.S. Government and U.S. Government agencies including the rights to stripped coupon and principal payments. Certain U.S. Government obligations (principally, Treasury Notes and Treasury Bonds) and corporate obligations are "stripped" of their coupons, and the rights to receive each coupon payment and the principal payment are sold as separate securities. Once separated, each coupon as well as the principal amount represents a different single-payment claim due from the issuer of the security. Each single-payment claim (coupon or principal) is equivalent to a zero coupon bond. A zero coupon security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity (the coupon or principal amount), if held to maturity, or its market price on the date of sale, if sold prior to maturity, and its acquisition price (the discounted "present value" of the payment to be received).

Certain zero coupon obligations represent direct obligations of the issuer of the "stripped" coupon and principal payments. Other zero coupon obligations are securities issued by financial institutions which constitute a proportionate ownership of an underlying pool of stripped coupon or principal payments. High Yield Portfolio and Strategic Income Fund may invest in either type of zero coupon obligation.

MORTGAGE-RELATED SECURITIES. The Funds may invest in certain types of mortgage-related securities. Mortgage-related securities are securities that, directly or indirectly, represent a participation in (or are secured by and payable from) mortgage loans on real property. Mortgage-related securities may represent the right to receive both principal and interest payments on underlying mortgages or may represent the right to receive varying proportions of such payments. One type of mortgage-related security includes certificates which represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. Another type of mortgage-related security includes debt securities which are secured, directly or indirectly, by mortgages on commercial or residential real estate. The Funds may also invest to a limited extent in collateralized mortgage obligations, as set forth below and in the Statement of Additional Information.

Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Funds. The ability of the issuer of mortgage-related securities to reinvest favorably in underlying mortgages may be limited by prevailing economic conditions or by government regulation. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.


CMOS AND MULTI-CLASS PASS-THROUGH SECURITIES. CMOs are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. Multi-class pass-through securities, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as "derivatives."


In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied according to scheduled cash flow priorities to classes of the series of a CMO.

There are many classes of CMOs. There are IOs, which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgage loans or mortgage-backed securities, ("Mortgage Assets"). There are also "POs", which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying pool of Mortgage Assets. In addition, there are "inverse floaters", which have a coupon rate that moves in the reverse direction to an applicable index, and accrual (or "Z") bonds, which are described below.

As to the U.S. Government Securities Fund's investment in IOs, POs, inverse floaters, and accrual bonds, not more than 5% of the Fund's net assets will be invested in any one of these items at any one time, and no more than 10% of the net assets of the Fund will be invested in all such obligations at any one time. With respect to the High Yield

Portfolio's and Strategic Income Fund's respective investment in such instruments, the limits for each Fund are 7.5% and 15% respectively.

Inverse floating CMOs are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floating CMOs would be purchased by the Fund to attempt to protect against a reduction in the income earned on the Fund investments due to a decline in interest rates. The Fund would be adversely affected by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate thereon will decrease as interest rates increase, and, like other mortgage-backed securities, the value will decrease as interest rates increase.

The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities ("Mortgage Assets"). For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses, even if the IO class is rated AAA. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield and market value for the holder of a PO will be affected more severely than would be the case with a traditional Mortgage-Backed Security.

However, if interest rates were expected to rise, the value of an IO might increase and may partially offset other bond value declines, and if rates were expected to fall, the inclusion of POs could balance lower reinvestment rates.

An accrual or "Z" bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period, the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore will also influence its market value.


DELAYED DELIVERY TRANSACTIONS. Each Fund may purchase securities on a "when-issued" or delayed delivery basis and purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. (The settlement date for transactions made on a when-issued or delayed delivery basis will be within 120 days of the trade date.) At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, or any security that is not considered restricted or illiquid, equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. The Fund may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Fund to "roll over" its purchase commitment, the Fund may receive a negotiated fee or repurchase similar securities for settlement at a later date and at a lower purchase price relative to the current market value. The purchase of securities on a when-issued, delayed delivery or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. These risks could result in increased volatility of the Fund's net asset value to the extent that the Fund purchases securities on a when-issued, delayed delivery or forward commitment basis while remaining substantially fully invested. There is also a risk that the securities may not be delivered or that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. With respect to the U.S. Government Securities Fund, no more than 20% of the Fund's net assets may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls). With respect to the Strategic Income

Fund, no more than 33 1/3% of its total assets may be invested in when-issued, delayed delivery or forward commitment transactions, and of such 33 1/3%, no more than one-half (I.E., 16 2/3% of its total assets) may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities. As for the High Yield Portfolio, no more than 20% of its net assets may be invested in when-issued, delayed delivery or forward commitment transactions, and of such 20%, no more than one-half (I.E., 10% of its net assets) may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities.


LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by collateral (cash, government securities, short-term (one year or less) high-grade securities, or interest-bearing cash equivalents) equal to no less than the market value, determined daily, of the securities loaned. The Fund will receive amounts equal to dividends or interest on the securities loaned. The Fund will also earn income for having made the loan. Cash collateral pursuant to these loans may be invested in short-term (one year or less) high-grade securities or interest-bearing cash equivalents (but for U.S. Government Securities Fund, not in excess of 35% of the Fund's total assets). Each Fund will limit its loans of portfolio securities to an aggregate of 33 1/3% of the value of its total assets, measured at the time such loan is made. ("Total assets" of the Fund includes the amount lent as well as the collateral securing such loans.) Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Fund's investment in the securities loaned. Apart from lending its securities, investing in repurchase agreements, and acquiring debt securities, as described in the Prospectus and Statement of Additional Information, the Funds will not make loans to other persons.


ILLIQUID SECURITIES. Policies which could be changed without shareholder approval prohibit, with respect to all of the Funds, more than 15% of its net assets from being invested in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations. For this purpose illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) options purchased over-the-counter and the cover for options written over-the-counter, and (iii) repurchase agreements not terminable within seven days. Commercial paper issued pursuant to the private placement exemption of Section 4(2) of the Securities Act of 1933 (the "1933 Act") and securities that are eligible for resale under Rule 144A under the 1933 Act that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid securities for this purpose. Securities that have been determined to be liquid by the Board of Directors of Fortis Income or Fortis Advantage, or by Advisers subject to the oversight of such Board of Directors, will not be subject to this limitation. The U.S. Securities and Exchange Commission adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of "restricted securities" to "qualified institutional buyers," each as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (e.g. the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). With respect to Rule 144A securities, investing in such securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.


SHORT-TERM TRADING. The U.S. Government Securities Fund intends to use short-term trading of its securities as a means of managing its portfolio to achieve its investment objectives. As used herein, "short-term trading" means selling securities held for a relatively brief period of time, usually less than three months. Short-term trading will be used by the Fund primarily in two situations:

    (a) MARKET DEVELOPMENTS. A security may be sold to avoid depreciation in what the Fund anticipates will be a market decline (a rise in interest rates), or a security may be purchased in anticipation of a market rise (a decline in interest rates) and later sold; and

    (b) YIELD DISPARITIES. A security may be sold and another of comparable quality purchased at approximately the same time, in order to take advantage of what the Fund believes is a temporary disparity in the normal yield relationship between the two securities (a yield disparity).

The Fund will engage in short-term trading if it believes the transactions, net of costs (including commission, if any), will result in improving the appreciation potential or income of its portfolio. Whether any improvement will be realized by short-term trading will depend upon the ability of the Fund to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Short-term trading such as that contemplated by the Fund places a premium upon the ability of the Fund to obtain relevant information, evaluate it promptly, and take advantage of its evaluations by completing transactions on a favorable basis.

While it is not generally the policy of the High Yield Portfolio and Strategic Income Fund to invest or trade for short-term profits, the Funds may dispose of a security without regard to the time such security has been held when such action appears advisable to Advisers.

MUNICIPAL SECURITIES. The Strategic Income Fund may invest in municipal securities such as municipal bonds and other debt obligations. These municipal bonds and debt obligations are issued by the states and by their local special-purpose political subdivisions. The term "municipal bonds" includes short-term municipal notes and other commercial paper issued by the states and their political subdivisions. The two general classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the governmental issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities.


PORTFOLIO TURNOVER. The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales by such Fund of investment securities for the particular fiscal year by the monthly average value of investment securities owned by the Fund during the same fiscal year. "Investment securities" for purposes of this calculation do not include securities with a maturity date less than twelve months from the date of investment. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of investment securities for a particular year were equal to the average monthly value of the investment securities owned during such year. As you will note in the Financial Highlights table, for the fiscal period ended July 31, 1997, the annual portfolio turnover rate of the U.S. Government Securities Fund and High Yield Portfolio exceeded 100%. This was the result of active portfolio management in recognition of changing economic conditions. In addition, Advisers estimates the annual portfolio turnover rate of Strategic Income Fund will also exceed 100% but will generally not exceed 300% (subject to market conditions). While a higher turnover rate (100% or more) may result in the Funds incurring higher transaction costs and result in additional tax or brokerage consequences, the Funds' managers attempt to have such costs outweighed by the benefits of such transactions, although this cannot be assured.


MANAGEMENT

BOARD OF DIRECTORS

Under Minnesota law, the Board of Directors of each Fund has overall responsibility for managing it in good faith, in a manner reasonably believed to be in the best interests of such Fund, and with the care an ordinarily prudent person would exercise in similar circumstances. However, this management may be delegated.

The Articles of Incorporation of each Fund limit the liability of directors to the fullest extent permitted by law.

THE INVESTMENT ADVISER/TRANSFER AGENT/DIVIDEND AGENT

Fortis Advisers, Inc. ("Advisers") is the investment adviser, transfer agent, and dividend agent for the Funds. Advisers has been managing investment company portfolios since 1949, and is indirectly owned 50% by Fortis AMEV and 50% by Fortis AG, diversified financial services companies. In addition to providing investment advice, Advisers is responsible for management of each Fund's business affairs, subject to the overall authority of the Board of Directors. Advisers' address is that of the Funds.


Howard G. Hudson and Christopher J. Woods (both since August, 1995) and Christopher J. Pagano (since March 1996) manage the U.S. Government Securities Fund.


Howard G. Hudson, Maroun M. Hayek, Charles J. Dudley, Christopher J. Pagano, Christopher J. Woods, and Robert C. Lindberg (all since December 1997) manage the Strategic Income Fund.

Howard G. Hudson, Charles J. Dudley, Robert C. Lindberg and Maroun M. Hayek (all since August 1995) manage the High Yield Portfolio.

Mr. Hudson, an Executive Vice President of Advisers and the head of Advisers' fixed income department, has been managing debt securities for Fortis, Inc. since 1991. Mr. Woods, a Vice President of Advisers, has been managing debt securities for Fortis, Inc. since 1993. Prior to that, Mr. Woods was the head of fixed income for The Police and Firemen's Disability and Pension Fund of Ohio in Columbus, OH. Mr. Hayek, a Vice President of Advisers, has been managing debt securities for Fortis, Inc. since 1987. Mr. Dudley, a Vice President of Advisers, began managing debt securities for Advisers in August 1995. Prior to joining Advisers, Mr. Dudley was a Senior Vice President and Senior Portfolio Manager for SunAmerica Asset Management, New York, New York. Mr. Lindberg, a Vice President of Advisers, has been managing debt securities for Advisers since 1993. Prior to that, Mr. Lindberg was Vice President and Chief Securities Trader for COMERICA, Inc., Detroit, Michigan. Mr. Pagano, a Vice President of Advisers, has been involved in management of debt securities for Advisers since March 1996. Prior to that, Mr. Pagano was a Government Strategist for Merrill Lynch in New York, N.Y. Messrs. Hudson, Woods, Hayek, Dudley, Lindberg and Pagano are located at One Chase Manhattan Plaza, New York, NY 10005.

THE UNDERWRITER AND DISTRIBUTION EXPENSES


Fortis Investors, Inc. ("Investors"), a subsidiary of Advisers, is each Fund's underwriter. Investors' address is that of the Funds. Investors reserves the right to reject any purchase order. The following persons are affiliated with both Investors and the Funds: Dean C. Kopperud, Robert W. Beltz, Jr. and Carol
M. Houghtby are directors and officers of both; Tamara L. Fagely and John E. Hite are officers of both Investors and the Funds; James S. Byrd, Robert C. Lindberg, Dickson Lewis, Peggy Ettestad, Rhonda J. Schwartz, and Scott R. Plummer are officers of the Funds.



Pursuant to a Plan of Distribution adopted by each Fund under Rule 12b-1 under the 1940 Act, each Fund is separately obligated to pay Investors an annual fee of .25% on the U.S. Government Securities Fund and Strategic Income Fund (.35% on the High Yield Portfolio) of average net assets attributable to that Fund's Class A shares and 1.00% of average net assets attributable to that Fund's Class B, H, and C shares. While all of Class A's Rule 12b-1 fee constitutes a "distribution fee," only 75% of Class B, H, and C's fees constitute distribution fees.


With regard to the High Yield Portfolio, the standard payout to broker-dealers not affiliated with Investors for selling the Portfolio's shares is equal to an annual rate of .25 of 1% of the net asset value of the shares sold (the "Base Fee"). However, should any of such broker-dealers have sold currently outstanding shares of the Fund that, coupled with the shares of the Fund currently being sold and computed at the time of each individual sale, have an aggregate net asset value of greater than $1,000,000, then the broker-dealer would be entitled to an additional fee of .10 of 1% of the net asset value of High Yield Portfolio shares sold (the "Service Fee").

The higher distribution fee attributable to Class B, H, and C shares is designed to permit an investor to purchase such shares through registered representatives of Investors and other broker-dealers without the assessment of an initial sales charge and at the same time to permit Investors to compensate its registered representatives and other broker-dealers in connection with the sale of such shares. The distribution fee for all classes may be used by Investors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the applicable Fund. For example, such distribution fee may be used by Investors: (a) to compensate broker-dealers, including Investors and its registered representatives, for their sale of Fund shares, including the implementation of various incentive programs with respect to broker-dealers, banks, and other financial institutions, and (b) to pay other advertising and promotional expenses in connection with the distribution of Fund shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of prospectuses for other than current shareholders; preparation and distribution of sales literature; advertising of any type; expenses of branch offices provided jointly by Investors and affiliated insurance companies; and compensation paid to and expenses incurred by officers, employees or representatives of Investors or of other broker-dealers, banks, or other financial institutions, including travel, entertainment, and telephone expenses.

A portion of the Rule 12b-1 fee equal to .25% of the average net assets of each Fund attributable to the Class B, H, and C shares constitutes a shareholder servicing fee designed to compensate Investors for the provision of certain services to shareholders. The services provided may include personal services provided to shareholders, such as answering shareholder inquiries regarding the Funds and providing reports and other information, and services related to the maintenance of shareholder accounts. Investors may use the Rule 12b-1 fee to make payments to qualifying broker-dealers and financial institutions that provide such services.

Investors may also enter into sales or servicing agreements with certain institutions such as banks ("Service Organizations") which have purchased shares of the Funds for the accounts of their clients, or which have made Fund shares available for purchase by their clients, and/or which provide continuing service to such clients. The Glass-Steagall Act and other applicable laws prohibit certain banks from engaging in the business of underwriting securities. In such circumstances, Investors, if so requested, will engage such banks as Service Organizations only to perform administrative and shareholder servicing functions, but at the same fees and other terms applicable to dealers. (If a bank were later prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing servicing of such shareholders would be sought.) In such event changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the Bank. (State securities laws on this issue may differ from the interpretations of Federal law expressed above and banks and other financial institutions may be required to register as dealers pursuant to state law.)

FUND EXPENSES

For the most recent fiscal year ended July 31, 1997, the annualized ratios of the Funds' total operating expenses, including the Rule 12b-1 fees referred to under "The Underwriter and Distribution Expenses," and their advisory fees (which are included in operating expenses), both as a percentage of average daily net assets were as follows:


                                                                          ADVISORY
                                                                            FEE
                                                                          --------
                                                      TOTAL
                                              OPERATING EXPENSES(1)
                                          -----------------------------
                                                    CLASS B,
                                          CLASS A    H AND C    CLASS E
                                          -------   ---------   -------
U.S. Government Securities Fund.........   1.06%       1.81%      .81%      .71%
High Yield Portfolio....................   1.19%       1.84%      N/A       .73%


------------------------------
(1) Since Strategic Income Fund had not commenced operations as of July 31, 1997, no expense information is provided with respect to such Fund.

While the advisory fee paid on the Funds is higher than that paid by many other investment companies, it is partially offset by the added costs which Advisers pays (which other investment companies pay), such as acting as the Funds' registrar, transfer agent, and dividend agent.

BROKERAGE ALLOCATION

Advisers may consider sales of shares of the Fund, and of other funds advised by Advisers, as a factor in the selection of broker-dealers to execute Fund securities transactions when it is believed that this can be done without causing the Fund to pay more in brokerage commissions than it would otherwise.

VALUATION OF SECURITIES

Each Fund's net asset value per share is determined by dividing the value of the securities owned by the Fund, plus any cash or other assets, less all liabilities, by the number of the Fund's shares outstanding. The portfolio securities in which the Funds invest fluctuate in value, and hence the net asset value per share of the Fund also fluctuates. The net asset value of the Fund's shares is determined as of the primary closing time for business on the New York Stock Exchange (the "Exchange") on each day on which the Exchange is open. If shares are purchased through another broker-dealer who receives the order prior to the close of the Exchange, then Investors will apply that day's price to the order as long as the broker-dealer places the order with Investors by the end of the day.

Securities are generally valued at market value. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, or when restricted or illiquid securities or other assets are being valued, such securities or other assets are valued at fair value as determined in good faith by management under supervision of the Board of Directors. However, debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities when such valuations are believed to more accurately reflect the fair market value of such securities. Short-term investments in debt securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost. Purchases and sales by the Fund after 2:00 P.M. Central Time normally are not recorded until the following business day.

CAPITAL STOCK

Each Fund currently offers its shares in multiple classes, each with different sales arrangements and bearing differing expenses. Class A, B, H, C, and E shares each represent interests in the assets of the applicable Fund and have identical voting, dividend, liquidation, and other rights on the same terms and conditions except that expenses related to the distribution of each class are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to that particular class and other matters for which separate class voting is appropriate under applicable law. The Funds may offer additional classes of shares.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund currently declares dividends from net investment income on each day the Exchange is open (to shareholders of record as of 3:00 p.m., Central Time, the preceding business day) and pays dividends monthly. A shareholder will not be credited with a dividend until payment is received for the shares. Distributions of net realized capital gains are made annually. Distributions paid by the Funds with respect to all classes of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except that the per share dividends on Class B, H, and C shares will be lower than those on Class A (which have lower Rule 12b-1 fees) and Class E shares (which do not have Rule 12b-1 fees and will therefore have the highest dividends). Shareholders will receive confirmations after each dividend, or quarterly, at Advisers' option.

Such dividends and capital gains distributions will be made in the form of additional Fund shares of the same class (at net asset value) unless the shareholder sends the applicable Fund a written request that either or both be sent to the shareholder or reinvested (at net asset value) in shares of the same class of another Fortis fund.

Dividends will be reinvested monthly, on the last business day of each month, at the net asset value on that date. If they are to be reinvested in other Fortis funds, processing normally takes one business day. If cash payment is requested, checks will be mailed within five business days after the end of the month. If shareholders withdraw their entire account, all dividends accrued from the last payment date to the time of withdrawal will be paid at that time.

TAXATION


Each Fund will distribute substantially all of its net income and capital gains to its shareholders. Such distributions are taxable to shareholders, whether paid in cash or reinvested. Dividends paid from the net income of a Fund must be treated as ordinary income by its shareholders. Dividends paid from the Fund's net capital gains and designated in the shareholder's Annual Account Summary as long-term capital gain distributions are generally treated as long-term capital gains by shareholders, regardless of the length of time for which they have held their shares in the Fund. For individuals, estates and trusts, the Taxpayer Relief Act of 1997 (the "Relief Act") has created new "mid-term capital gain" rates that apply to the sale of capital assets held more than one year but not more than 18 months. Under regulations announced by the Internal Revenue Service, each Fund will designate the portion of its capital gain dividends that must be treated by shareholders who are individuals, estates, or trusts as mid-term capital gains and the portion that must be treated by such shareholders as long-term capital gains.


A shareholder will recognize a capital gain or loss upon the sale or exchange of shares in a Fund if, as is normally the case, the shares are capital assets in the shareholder's hands. For corporate shareholders, the capital gain or loss will be long-term if the shares have been held for more than one year. For shareholders that are individuals, the gain or loss will be long-term if the shareholder has held the shares for more than 18 months and mid-term if the shareholder has held the shares for more than one year but not more than 18 months.

Information about the tax status of each year's dividends and distributions will be mailed annually.

Prior to purchasing shares of the Fund, prospective shareholders (except for tax qualified retirement plans) should consider the impact of dividends or capital gains distributions which are expected to be announced, or have been announced but not paid. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.

HOW TO BUY FUND SHARES

GENERAL PURCHASE INFORMATION

MINIMUM AND MAXIMUM INVESTMENTS

A minimum initial investment of $500 normally is required. An exception to this minimum (except on telephone or wire orders) is the "Systematic Investment Plan" ($25 per month by "Pre-authorized Check Plan" or $50 per month on any other basis). The minimum subsequent investment normally is $50, again subject to the above exceptions.

While Class A and E shares have no maximum order, Class B and H shares have a $500,000 maximum and Class C shares have a $1,000,000 maximum. Orders greater than these limits will be treated as orders for Class A shares.

INVESTING BY TELEPHONE

Your registered representative may make your purchase ($500 minimum) by telephoning the number on the cover page of this Prospectus. In addition, your check and the Account Application which accompanies this Prospectus must be promptly forwarded, so that Investors receives your check within three business days. Please make your check payable to Fortis Investors, Inc. and mail it with your Application to "CM-9651, St. Paul, MN 55170-9651". If you have a bank account authorization form on file, you may purchase $100 - $10,000 worth of Fund shares via telephone through the automated Fortis Information Line.

INVESTING BY WIRE


A shareholder having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares ($500 minimum) by requesting their banks to transmit immediately available funds (Federal Funds) by wire to:



U.S. Bank National Association

ABA #091000022, credit account no: 1-702-2514-1341
Fortis Funds Purchase Account
For further credit to __________________________________________________________
                                        (name of client)
Fortis Account NBR _____________________________________________________________

Before making an initial investment by wire, your broker-dealer must first telephone Investors at the number on the cover page of this Prospectus to open your account and obtain your account number. In addition, the Account Application which accompanies this Prospectus must be promptly forwarded to Investors at the mailing address in the "Investing by Mail" section of this Prospectus. Additional investments may be made at any time by having your bank wire Federal Funds to the above address for credit to your account. Such investments may be made by wire even if the initial investment was by mail.

INVESTING BY MAIL (ADDRESS: CM-9614, ST. PAUL, MN 55170-9614)

The Account Application which accompanies this Prospectus must be completed, signed, and sent with a check or other negotiable bank draft, payable to "Fortis Funds." Additional purchases may be made at any time by mailing a check or other negotiable bank draft along with your confirmation stub. The account to which the subsequent purchase is to be credited should be identified as to the name(s) of the registered owner(s) and by account number.

ALTERNATIVE PURCHASE ARRANGEMENTS


Each Fund offers investors the choice between multiple classes of shares which offer differing sales charges and bear different expenses. These alternatives permit an investor to choose the more beneficial method of purchasing shares given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. The inside front cover of the Prospectus contains a summary of these alternative purchase arrangements. A broker-dealer may receive different levels of compensation depending on which class of shares is sold. Investors may also provide additional compensation to dealers in connection with selling shares of the Fortis Funds or for their own company-sponsored sales programs. Additional compensation or assistance may be provided to dealers and includes payment or reimbursement for educational, training and sales conferences or programs for their employees. In some cases, this compensation may only be available to dealers whose representatives have sold or are expected to sell significant amounts of shares. Investors will make these payments from its own resources and none of the aforementioned additional compensation is paid for by the applicable Fund or its shareholders.


CLASS A AND E SHARES--INITIAL SALES CHARGE ALTERNATIVE

(Note: Class E shares are only available in the U.S. Government Securities Fund and only to investors who were shareholders of that Fund on November 13, 1994.)

The public offering price of Class A and E Fund shares is determined once daily, by adding a sales charge to the net asset value per share of the shares next calculated after receipt of the purchase order. The sales charges and broker-dealer concessions, which vary with the size of the purchase, are shown in the following table. Additional compensation (as a percentage of sales charge) will be paid to a broker-dealer when its annual sales of Fortis Funds having a sales charge exceed $10,000,000 (2%), $25,000,000 (4%), and $50,000,000
(5%).

                                          SALES CHARGE    SALES CHARGE
                                          AS PERCENTAGE   AS PERCENTAGE
                                             OF THE        OF THE NET      BROKER-
                                            OFFERING         AMOUNT         DEALER
AMOUNT OF SALE                                PRICE         INVESTED      CONCESSION
----------------------------------------  -------------   -------------   ----------
Less than $100,000......................      4.500%          4.712%         4.00%
$100,000 but less than $250,000.........      3.500%          3.627%         3.00%
$250,000 but less than $500,000.........      2.500%          2.564%         2.25%
$500,000 but less than $1,000,000.......      2.000%          2.041%         1.75%
$1,000,000 or more*.....................        -0-             -0-          1.00%

------------------------------
* The Fund imposes a contingent deferred sales charge in connection with certain purchases of Class A and E shares of $1,000,000 or more. See "Redemption-- Contingent Deferred Sales Charge."


The above scale applies to purchases of Class A and E shares by the following:
(1) Any individual, his or her spouse, and their children under the age of 21, and any of such persons' tax-qualified plans (provided there is only one participant); (2) A trustee or fiduciary of a single trust estate or single fiduciary account; and (3) Any organized group, provided that the purchase is made by means which result in economy of sales effort or expenses, whether the purchases are made through a central administrator, through a single broker-dealer or by other means and the group has a tax identification number. An organized group does not include clients of an investment advisor.


SPECIAL PURCHASE PLANS FOR CLASS A AND E SHARES

For information on any of the following special purchase or exchange plans applicable to Class A and E shares, see the Statement of Additional Information or contact your broker-dealer or sales representative. It is the purchaser's obligation to notify his or her broker-dealer or sales representative about the purchaser's eligibility for any of the following special purchase or exchange plans.

RIGHT OF ACCUMULATION The preceding table's sales charge discount applies to the current purchase plus the net asset value of shares already owned of any Fortis Fund having a sales charge.

STATEMENT OF INTENTION The preceding table's sales charge discount applies to an initial purchase of at least $1,000, with an intention to purchase the balance needed to qualify within 13 months excluding shares purchased by reinvesting dividends or capital gains.

REINVESTED DIVIDEND/CAPITAL GAINS DISTRIBUTIONS BETWEEN THE FORTIS
FUNDS Shareholders of any fund may reinvest their dividend and/ or capital gains distributions in any of such funds at net asset value.

CONVERSION FROM CLASS B OR H SHARES Class B or H shares will automatically be converted to Class A shares (at net asset value) after eight years.

EXEMPTIONS FROM SALES CHARGE:

    - Fortis, Inc. or its subsidiaries and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses of any such persons; or (4) any of such persons' children, grandchildren, parents, grandparents, or siblings--or spouses of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);

    - Fund directors, officers, or their spouses (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons), if all account owners fit this description;

    - Representatives or employees (or their spouses) of Investors (including agencies) or of other broker-dealers having a sales agreement with Investors (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons), if all account owners fit this description;

    - Pension, profit-sharing, and other retirement plans of directors, officers, employees, representatives, and other relatives and affiliates (as set forth in the preceding three paragraphs) of the Fund, Fortis, Inc., and broker-dealers (and certain affiliated companies) having a sales agreement with Investors and purchases with the proceeds from such plans upon the retirement or employment termination of such persons;

    - Registered investment companies;

    - Shareholders of unrelated mutual funds with front-end and/or deferred sales loads, to the extent that the purchase price of such Fund shares is funded by the proceeds from the redemption of shares of any such unrelated mutual fund (within 60 days of the purchase of Fund shares), provided that the shareholder's application so specifies and is accompanied either by the redemption check of such unrelated mutual fund (or a copy of the check) or a copy of the confirmation statement showing the redemption. Similarly, anyone who is or has been the owner of a fixed annuity contract not deemed a security under the securities laws who wishes to surrender such contract and invest the proceeds in a Fund, to the extent that the purchase price of such Fund shares is funded by the proceeds from the surrender of the contract (within 60 days of the purchase of Fund shares), provided that such owner's application so specifies and is accompanied either by the insurance company's check (or a copy of the check) or a copy of the insurance company surrender form. From time to time, Investors may pay commissions to broker-dealers and registered representatives on transfers from mutual funds or annuities as described above;

    - Purchases by employees (including their spouses and dependent children) of banks and other financial institutions that provide referral and administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to a sales or servicing agreement with Investors; provided, however, that only those employees of such banks and other firms who as a part of their usual duties provide such services related to such transactions in Fund shares shall qualify;

    - Commercial banks offering self directed 401(k) programs containing both pooled and individual investment options may purchase Fund shares for such programs at a reduced sales charge of 2.5% on sales of less than $500,000. For sales of $500,000 or more, normal sales charges apply;

    - Registered investment advisers, trust companies, and bank trust departments exercising discretionary investment authority or using a money management/mutual fund "wrap" program with respect to the money to be invested in the Fund, provided that the investment adviser, trust company or trust department provides Advisers with evidence of such authority or the existence of such a wrap program with respect to the money invested;

    - With respect to U.S. Government Securities Fund only, (1) officers, directors, and employees of Empire of America Advisory Services, Inc., the investment advisor of Pathfinder Fund; and (2) accounts which were in existence and entitled to purchase shares of the Pathfinder Fund without a sales charge at the time of the effectiveness of the acquisition of its assets by the Fund;


    - Accounts which were in existence and entitled to purchase shares of the applicable Carnegie Series without a sales charge at the time of the effectiveness of the acquisition of its assets by the applicable Fund;



    - Beginning January 1, 1998, purchasers of Medical Savings Accounts ("MSAs") from Time Insurance Company who maintain certain minimum balances in U.S. Government Securities Fund and Strategic Income Fund.


RULE 12b-1 FEES (FOR CLASS A SHARES ONLY)

For each Fund, Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of the average daily net assets of the Fund attributable to such shares. The Rule 12b-1 fee will cause Class A shares to have a higher expense ratio and to pay lower dividends than Class E shares. For additional information, see "Management-- The Underwriter and Distribution Expenses."

DEFERRED SALES CHARGES Although there is no initial sales charge on purchases of Class A and E shares of $1,000,000 or more, Investors pays broker-dealers out of its own assets, a fee of up to 1% of the offering price of such shares. If these shares are redeemed within two years, the redemption proceeds will be reduced by 1.00%. For additional information, see "Redemption--Contingent Deferred Sales Charge."

CLASS B AND H SHARES--CONTINGENT DEFERRED SALES CHARGE ALTERNATIVES

The public offering price of Class B and H shares is the net asset value of the applicable Fund's shares. Such shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a contingent deferred sales charge ("CDSC") of 4% will be imposed if shares are redeemed within two years of purchase, with lower CDSCs as follows if redemptions occur later:

3 years   --    3%
4 years   --    3%
5 years   --    2%
6 years   --    1%

For additional information, see "Redemption--Contingent Deferred Sales Charge." In addition, Class B and H shares are subject to higher annual Rule 12b-1 fees as described below.

Proceeds from the CDSC are paid to Investors and are used to defray its expenses related to providing distribution-related services to the applicable Fund in connection with the sale of Class B and H shares, such as the payment of compensation to selected broker-dealers, and for selling such shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell such shares without deduction of a sales charge at the time of purchase. Although such shares are sold without an initial sales charge, Investors pays a dealer concession equal to: (1) 4.00% of the amount invested to broker-dealers who sell Class B shares at the time the shares are sold and an annual fee of .25% of the average daily net assets of the Fund attributable to such shares; or (2) 5.25% of the amount invested to broker-dealers who sell Class H shares at the time the shares are sold (with no annual fee). Under alternative (2), from time to time the dealer concession paid to broker-dealers who sell Class H shares may be increased up to 5.50%.

RULE 12b-1 FEES Class B and H shares are subject to a Rule 12b-1 fee payable at an annual rate of 1.00% of the average daily net assets of the Fund attributable to such shares. The higher Rule 12b-1 fee will cause Class B and H shares to have a higher expense ratio and to pay lower dividends than Class A and E shares. For additional information about this fee, see "Management--The Underwriter and Distribution Expenses."

CONVERSION TO CLASS A SHARES Class B and H shares (except for those purchased by reinvestment of dividends and other distributions) will automatically convert to Class A shares after eight years. Each time any such shares in the shareholder's account convert to Class A, a proportionate amount of the Class B and H shares purchased through the reinvestment of dividends and other distributions paid on such shares will also convert to Class A.

CLASS C SHARES--LEVEL SALES CHARGE ALTERNATIVE

The public offering price of Class C shares is the net asset value of such shares. Class C shares are sold without an initial sales charge so that the applicable Fund receives the full amount of the investor's purchase. However, a CDSC of 1% will be imposed if shares are redeemed within one year of purchase. For additional information, see "Redemption--Contingent Deferred Sales Charge." In addition, Class C shares are subject to higher annual Rule 12b-1 fees as described below.

Proceeds from the CDSC are paid to Investors and are used to defray its expenses related to providing distribution-related services to the applicable Fund in connection with the sale of Class C shares, such as the payment of compensation to selected broker-dealers, and for selling Class C shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class C shares without deduction of a sales charge at the time of purchase. Although Class C shares are sold without an initial sales charge, Investors pays a dealer concession equal to 1.00% of the amount invested to broker-dealers who sell Class C shares at the time the shares are sold and an annual fee of 1.00% of the amount invested that begins to accrue one year after the shares are sold.

RULE 12b-1 FEES For each Fund, Class C shares are subject to a Rule 12b-1 fee payable at an annual rate of 1.00% of the average daily net assets of the Fund attributable to such shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A and E shares. For additional information about this fee, see "Management--The Underwriter and Distribution Expenses."

SPECIAL PURCHASE PLANS FOR ALL CLASSES

TAX SHELTERED RETIREMENT PLANS Individual Retirement Accounts ("IRAs"), Self-Employed, Pension, Profit Sharing, and 403(b) accounts are available.

GIFTS OR TRANSFERS TO MINOR CHILDREN Adults can make an irrevocable gift or transfer of up to $10,000 annually per child ($20,000 for married couples) to as many children as they choose without having to file a Federal gift tax return.

SYSTEMATIC INVESTMENT PLAN Voluntary $25 or more per month purchases by automatic financial institution transfers (see Systematic Investment Plan Authorization Agreement in this Prospectus) or $50 or more per month by any other means enable an investor to lower his or her average cost per share through the principle of "dollar cost averaging." Any plan involving systematic purchases may, at Advisers' option, result in transactions under such plan being confirmed to the investor quarterly, rather than as a separate notice following the transaction.

EXCHANGE PRIVILEGE Except for Class E shares, Fund shares may be exchanged among other funds of the same class managed by Advisers without payment of an exchange fee or additional sales charge. Similarly, shareholders of other Fortis Funds may exchange their shares for Fund shares of the same class (at net asset value if the shares to be exchanged have already been subject to a sales charge). Also, holders of Class E shares of other Fortis Funds may exchange their shares for Class A Fund shares and holders of Fortis Money Fund Class A shares may exchange their shares for any class of Fund shares (at net asset value and only into Class A if the shares have already incurred a sales charge). Finally, holders of Fund Class E shares who exchange such shares for Class A shares of another Fortis Fund may re-exchange such Class A shares for Fund Class E shares. A shareholder initiates an exchange by writing to or telephoning his or her broker-dealer, sales representative, or the applicable Fund regarding the shares to be exchanged. Telephone exchanges will be permitted only if the shareholder completes and returns the Telephone Exchange section of the Account Application. During times of chaotic economic or market circumstances, a shareholder may have difficulty reaching his or her broker-dealer, sales representative, or the Fund by telephone. Consequently, a telephone exchange may be difficult to implement at those times. (See "Redemption".) Shareholders may also use the automated Fortis Information Line for exchanges of $100 - $100,000 worth of shares.

An exchange of shares of one Fund for those of another Fund pursuant to the exchange privilege is considered to be a sale for federal income tax purposes, and may result in a taxable capital gain or loss.


Purchases and exchanges should be made for investment purposes only. The applicable Fund, Advisers and Investors each reserves the right to reject any specific purchase order or to restrict purchases by a particular purchaser (or group of purchasers) at anytime. For instance, if a Fund, Advisers or Investors believes a certain purchase may be contrary to the best interests of the applicable Fund's shareholders or would otherwise disrupt the management of the Fund, the Fund, Advisers or Investors may reject such purchase. The applicable Fund, Advisers and Investors also reserve the right to restrict, terminate or impose charges upon exchanges and/or telephone transfer privileges, with 30 days notice to the shareholder.



Advisers reserves the right to restrict the frequency of--or otherwise modify, condition, terminate, or impose charges upon--the exchange and/or telephone transfer privileges, all with 30 days notice to shareholders.


REDEMPTION

Registered holders of each Fund's shares may redeem their shares without any charge (except any applicable contingent deferred sales charge) at the per share net asset value next determined following receipt by the Fund of a written redemption request in proper form (and a properly endorsed stock certificate if one has been issued). However, if shares are redeemed through another broker-dealer who receives the order prior to the close of the Exchange, then Investors will apply that day's price to the order as long as the broker-dealer places the order with Investors by the end of the day. Some broker-dealers may charge a fee to process redemptions.

Any certificates should be sent to the Fund by certified mail. Share certificates and/or stock powers, if any, tendered in redemption must be endorsed and executed exactly as the Fund shares are registered. If the redemption proceeds are to be paid to the registered holder and sent to the address of record, normally no signature guarantee is required unless Advisers does not have the shareholder's signature on file and the redemption proceeds are greater than $25,000. However, for example, if the redemption proceeds are to be paid to someone other than the registered holder, sent to a different address, or the shares are to be transferred, the owner's signature must be guaranteed by a bank, broker (including government or municipal), dealer (including government or municipal), credit union, national securities exchange, registered securities association, clearing agency, or savings association.

Class A shares may be registered in broker-dealer "street name accounts" only if the broker-dealer has a selling agreement with Investors. In such cases, instructions from the broker-dealer are required to redeem shares or transfer ownership and transfer to another broker-dealer requires the new broker-dealer to also have a selling agreement with Investors. If the proposed new broker-dealer does not have a selling agreement with Investors, the shareholder can, leave the shares under the original street name account or have the broker-dealer transfer ownership to the shareholder's name.

Broker-dealers having a sales agreement with Investors may orally place a redemption order, but proceeds will not be released until the appropriate written materials are received.

An individual shareholder (or in the case of multiple owners, any shareholder) may orally redeem up to $25,000 worth of his or her shares, provided that the account is not a tax-qualified plan, the check will be sent to the address of record, and the address of record has not changed for at least 30 days. During times of chaotic economic or market circumstances, a shareholder may have difficulty reaching his or her broker-dealer, sales representative, or the Fund by telephone. Consequently, a telephone redemption may be difficult to implement at those times. If a shareholder is unable to reach the Fund by telephone, written instructions should be sent. Advisers reserves the right to modify, condition, terminate, or impose charges upon this telephone redemption privilege, with 30 days notice to shareholders. Advisers, Investors, and the Fund will not be responsible for, and the shareholder will bear the risk of loss from, oral instructions, including fraudulent instructions, which are reasonably believed to be genuine. The telephone redemption procedure is automatically available to shareholders. The Fund will employ reasonable procedures to confirm that telephone instructions are genuine, but if such procedures are not deemed reasonable, it may be liable for any losses due to unauthorized or fraudulent instructions. The Fund's procedures are to verify address and social security number, tape record the telephone call, and provide written confirmation of the transaction. Shareholders may also use the automated Fortis Information Line for redemptions of $500 - $25,000 on non-tax qualified accounts. The security measures for automated telephone redemptions involve use of a personal identification number and providing written confirmation of the transaction.

Payment will be made as soon as possible, but not later than three business days after receipt of a proper redemption request. However, if shares subject to the redemption request were recently purchased with non-guaranteed funds (E.G., personal check), the mailing of your redemption check may be delayed by up to fifteen days. A shareholder wishing to avoid these delays should consider the wire purchase method described under "How to Buy Fund Shares."

Employees of certain Texas public educational institutions who direct investment in Fund shares under their State of Texas Optional Retirement Plan generally must obtain the prior written consent of their authorized employer representative in order to redeem.

Each Fund has the right to redeem accounts with a current value of less than $500 unless the original purchase price of the remaining shares (including sales commissions) was at least $500. Fund shareholders actively participating in the Fund's Systematic Investment Plan or Group Systematic Investment Plan will not have their accounts redeemed. Before redeeming an account, the Fund will mail to the shareholder a notice of its intention to redeem, which will give the shareholder an opportunity to make an additional investment. If no additional investment is received by the Fund within 60 days of the date the notice was mailed, the shareholder's account will be redeemed. Any redemption in an account established with the minimum initial investment of $500 may trigger this redemption procedure.

Each Fund has a "Systematic Withdrawal Plan," which provides for voluntary automatic withdrawals of at least $50 monthly, quarterly, semiannually, or annually. Deferred sales charges may apply to monthly redemptions. Such plans may, at Advisers' option, result in transactions being confirmed to the investor quarterly, rather than as a separate notice following the transaction.

There is also a "Reinvestment Privilege," which is a one-time opportunity to reinvest sums redeemed within the prior 60 days without payment of an additional sales charge. For further information about these plans, contact your broker-dealer or sales representative.

CONTINGENT DEFERRED SALES CHARGE

CLASS A AND E SHARES

Each Fund imposes a contingent deferred sales charge ("CDSC") on Class A and E shares in certain circumstances. Under the CDSC arrangement, for sales of shares of $1,000,000 or more (including right of accumulation and statements of intention (see "How to Buy Fund Shares--Special Purchase Plans")), the front-end sales charge ("FESC") will not be imposed (although Investors intends to pay its registered representatives and other dealers that sell Fund shares, out of its own assets, a fee of up to 1% of the offering price of such sales except on purchases exempt from the FESC). However, if such shares are redeemed within two years after their purchase date (the "CDSC Period"), the redemption proceeds will be reduced by the 1.00% CDSC.

The CDSC will be applied to the lesser of (a) the net asset value of shares subject to the CDSC at the time of purchase, or (b) the net asset value of such shares at the time of redemption. No charge will be imposed on amounts representing an increase in share value due to capital appreciation. The CDSC will not be applied to shares acquired through reinvestment of income dividends or capital gain distributions or shares held for longer than the applicable CDSC Period. In determining which shares to redeem, unless instructed otherwise, shares that are not subject to the CDSC and having a higher Rule 12b-1 fee will be redeemed first, shares not subject to the CDSC having a lower Rule 12b-1 fee will be redeemed next, and shares subject to the CDSC then will be redeemed in the order purchased.

Each Fund will waive the CDSC in the event of a shareholder's death or disability, as defined in Section 72(m)(7) of the Code (if satisfactory evidence is provided to the Fund), and for tax-qualified retirement plans (excluding IRAs, SEPS, 403(b) plans, and 457 plans). Shares of the Fund that are acquired in exchange for shares of another Fortis Fund that were subject to a CDSC will remain subject to the CDSC that applied to the shares of the other Fortis Fund. Additionally, the CDSC will not be imposed at the time that Fund shares subject to the CDSC are exchanged for shares of Fortis Money Fund or at the time such Fortis Money Fund shares are reexchanged for shares of any Fortis Fund subject to a CDSC; provided, however, that, in each such case, the shares acquired will remain subject to the CDSC if redeemed within the CDSC Period.

Investors, upon notification, will provide a PRO RATA refund of any CDSC paid in connection with a redemption of shares of any Fortis Fund having a sales charge ("Fortis Load Fund") (by crediting such refunded CDSC to such shareholder's account) if, within 60 days of such redemption, all or any portion of the redemption proceeds are reinvested in shares of one or more Fortis Load Fund. Any reinvestment within 60 days of a redemption on which the CDSC was paid will be made without the imposition of a FESC. Such reinvestment will be subject to the same CDSC to which such amount was subject prior to the redemption, but the CDSC Period will run from the original investment date.

CLASS B, H, AND C SHARES

The CDSC on Class B, H, and C shares will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on amounts representing an increase in share value due to capital appreciation. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions or on shares held for longer than the applicable CDSC Period.

Upon any request for redemption of shares of any class of shares that imposes a CDSC, it will be assumed, unless otherwise requested, that shares subject to no CDSC will be redeemed first in the order purchased and all remaining shares that are subject to a CDSC will be redeemed in the order purchased. With respect to the redemption of shares subject to no CDSC where the shareholder owns more than one class of shares, those shares with the highest Rule 12b-1 fee will be redeemed in full prior to any redemption of shares with a lower Rule 12b-1 fee.

The CDSC does not apply to: (1) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; (2) death or disability, as defined in Section 72(m)(7) of the Code (if satisfactory evidence is provided to the

Fund); (3) with respect to Class B and H shares only, an amount that represents, on an annual (non-cumulative) basis, up to 10% of the amount (at the time of the investment) of the shareholder's purchases; and (4) with respect to Class B, H, and C shares, qualified plan benefit distributions due to participant's separation from service, loans or financial hardship (excluding IRAs, SEPs, and 403(b), 457, and Fortis KEY plans) upon a Fund's receipt from the plan's administrator or trustee of written instructions detailing the reason for the distribution.

As an illustration of CDSC calculations, assume that Shareholder X purchases on Year 1/Day 1 100 shares at $10 per share. Assume further that, on Year 2/Day 1, Shareholder X purchased an additional 100 shares at $12 per share. Finally, assume that, on Year 3/Day 1, Shareholder X wishes to redeem shares worth $1,300, and that the net asset value per share as of the close of business on such day is $13. To effect Shareholder X's redemption request, 100 shares at $13 per share (totaling $1,300) would be redeemed. The CDSC would be waived in connection with the redemption of that number of shares equal in value (at the time of redemption) to $220 (10% of $1,000--the purchase amount of the shares purchased by Shareholder X on Year 1/Day 1--plus 10% of $1200--the purchase amount of the shares purchased by Shareholder X on Year 2/Day 1.) In addition, no CDSC would apply to the $400 in capital appreciation on Shareholder X's shares ($2,600 Year 3 value minus $2,200 purchase cost of shares).
If a shareholder exchanges shares subject to a CDSC for Class B, H, or C shares of a different Fortis Fund, the transaction will not be subject to a CDSC. However, when shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the CDSC Period and applying the CDSC.

Investors, upon notification, will provide, out of its own assets, a PRO RATA refund of any CDSC paid in connection with a redemption of Class B, H, or C shares of any Fund (by crediting such refunded CDSC to such shareholder's account) if, within 60 days of such redemption, all or any portion of the redemption proceeds are reinvested in shares of the same class in any of the Fortis Funds. Any reinvestment within 60 days of a redemption to which the CDSC was paid will be made without the imposition of a front-end sales charge but will be subject to the same CDSC to which such amount was subject prior to the redemption. The CDSC Period will run from the original investment date.

SHAREHOLDER INQUIRIES

Inquiries should be directed to your broker-dealer or sales representative, or to the Funds at the telephone number or mailing address listed on the cover of this Prospectus. A $10 fee will be charged for copies of Annual Account Summaries older than the preceding year.

APPENDIX

CORPORATE BOND, PREFERRED STOCK AND COMMERCIAL PAPER RATINGS

COMMERCIAL PAPER RATINGS

STANDARD & POOR'S CORPORATION. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2, and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong.

MOODY'S INVESTORS SERVICE INC. Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1--Superior capacity for repayment of short-term promissory obligations.

Prime-2--Strong capacity for repayment of short-term promissory obligations.

Prime-3--Acceptable capacity for repayment of short-term promissory obligations.

CORPORATE BOND RATINGS

STANDARD & POOR'S CORPORATION. Its ratings for corporate bonds have the following definitions:

Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in high rated categories.

Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The rating "C1" is reserved for income bonds on which no interest is being paid.

"NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

BOND INVESTMENT QUALITY STANDARDS. Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

MOODY'S INVESTORS SERVICE, INC. Its ratings for corporate bonds include the following:

Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest arc considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

PREFERRED STOCK RATING

STANDARD & POOR'S CORPORATION. Its ratings for preferred stock have the following definitions:

An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

A preferred stock rated "C" is a non-paying issue.

A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

"NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC. Its ratings for preferred stock include the following:

An issue which is rated "Aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

An issue which is rated "Aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

An issue which is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue which is rated "Baa" is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

An issue which is rated "Ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue which is rated "Caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments. An issue which is rated "Ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment. An issue rated "C" is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Standard & Poor's Corporation ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Investors Service, Inc. applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" to "B." The modifier "1" indicates that the applicable company ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the applicable company ranks in the lower end of its generic rating category.

                      [This page intentionally left blank]

FORTIS-Registered Trademark-
                        --------------------------------------------------------
                    ACCOUNT APPLICATION

                           Complete this application to open a new Fortis
                           account or to add services to an existing Fortis
                           account. For personal service, please call your
Mail to:                   investment professional or Fortis customer service at
FORTIS MUTUAL FUNDS        1-800-800-2638, ext. 3012.
CM-9614                    DO NOT USE TO OPEN A FORTIS IRA, SEP, 403(B) OR
St. Paul, MN 55170-9614    FORTIS MONEY FUND ACCOUNT.

________________________________________________________________________________
 1    ACCOUNT INFORMATION
________________________________________________________________________________
Please provide the information requested below:

/ /INDIVIDUAL: Please print your name, Social Security number, U.S. citizen status.

/ /JOINT TENANT: List all names, one Social Security number, one U.S. citizen status.

/ /UNIFORM GIFT/TRANSFER TO MINORS: Provide name of custodian (ONLY ONE) and minor, minor's Social Security number, minor's U.S. citizen status and date of birth of minor.
/ /TRUST: List trustee and trust title, including trust date, trust's Taxpayer
   ID number; also include a photocopy of first page of the trust agreement.
/ /CORPORATION, ASSOCIATION, PARTNERSHIP: Include full name, Taxpayer ID number.

/ /FORTIS KEY PLAN: Include Social Security number.
/ /QUALIFIED PLAN: Include name of Plan and trustee, Plan's Taxpayer ID number. / / OTHER: _____________________________________________________________________

---------------------------------------------------------------
Owner (Individual, 1st Joint Tenant, Custodian, Trustee) (Please print)

------------------------------------------------------------------------
Owner (2nd Joint Tenant, Minor, Trust Name) (Please print)

------------------------------------------------------------------------
Additional information, if needed

------------------------------------------------------------------------
Street address

------------------------------------------------------------------------
City                                            State            Zip

------------------------------------------------------------------------
Social Security number (Taxpayer ID)
(     )
---------------------------------------------------------------
Daytime phone                       Date of birth
                                    (Uniform Gift/Transfer to Minors)
Date of Trust (if applicable) __________________________________________________

Are you a U.S. citizen?  / / Yes   / / No
If no, country of permanent residence __________________________________________

95749 (12/96)

________________________________________________________________________________
 2    TRANSFER ON DEATH
________________________________________________________________________________

Please indicate the Primary Beneficiary with "PB" after the beneficiary(ies) name(s). Indicate Contingent Beneficiary with "CB." Indicate Lineal Descendant Per Stirpes with "LDPS" if you want ownership to pass to the legal heirs of the primary beneficiary in the event a designated beneficiary dies before the account owner.
TOD IS ONLY AVAILABLE FOR INDIVIDUAL AND JOINT TENANTS (JTWROS) ACCOUNTS.

BENEFICIARY(IES):

Name _____________________________ SS# _________________________________________
Name _____________________________ SS# _________________________________________
Name _____________________________ SS# _________________________________________

________________________________________________________________________________
 3    INVESTMENT ACCOUNT
________________________________________________________________________________
A. PHONE ORDERS

Was order previously phoned in? If yes, date ___________________________________
Confirmation # ___________________________ Account # ___________________________
FOR PHONE ORDERS, CHECK MUST BE MADE PAYABLE TO FORTIS INVESTORS

B. MAIL-IN ORDERS

Check enclosed for $____________________________. (MADE PAYABLE TO FORTIS FUNDS)
                                                             MUST INDICATE CLASS

  1)  ----------  $   -----------                       A / / B / / C / / H / /
      Fund Name       Amount or %                      Class
  2)              $                                     A / / B / / C / / H / /
      ----------      -----------
      Fund Name       Amount or %                      Class
  3)              $                                     A / / B / / C / / H / /
      ----------      -----------
      Fund Name       Amount or %                      Class
  4)              $                                     A / / B / / C / / H / /
      ----------      -----------
      Fund Name       Amount or %                      Class
  5)              $                                     A / / B / / C / / H / /
      ----------      -----------
      Fund Name       Amount or %                      Class

________________________________________________________________________________
 4    EXEMPTION FROM SALES CHARGE
________________________________________________________________________________

CHECK IF APPLICABLE (for net asset value purchases):
/ / I am a member of one of the categories of persons listed under "Exemptions from Sales Charge" in the prospectus. I qualify for exemption from the sales charge because ____________________________________________________________.

/ / I was (within the past 60 days) the owner of a fixed annuity contract not deemed a security or a shareholder of an unrelated mutual fund with a front-end and/or deferred sales charge. I have attached the mutual fund/insurance check (or copy of the redemption confirmation/surrender form).

________________________________________________________________________________
 5    SIGNATURE & CERTIFICATION
________________________________________________________________________________

I have received and read each appropriate fund prospectus and understand that its terms are incorporated by reference into this application. I am of legal age and legal capacity.

I understand that this application is subject to acceptance by Fortis Investors, Inc.

I CERTIFY, UNDER PENALTIES OF PERJURY, THAT:

(1) THE SOCIAL SECURITY NUMBER OR TAXPAYER ID NUMBER PROVIDED IS CORRECT; AND (CROSS OUT THE FOLLOWING IF NOT TRUE)
(2) THAT THE IRS HAS NEVER NOTIFIED ME THAT I AM SUBJECT TO 31% BACKUP WITHHOLDING, OR HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO SUCH BACKUP WITHHOLDING.
Each person signing on behalf of any entity represents that his or her actions are authorized. It is agreed that all Fortis Funds, Fortis Investors, Fortis Advisers and their officers, directors, agents and employees will not be liable for any loss, liability, damage or expense for relying upon this application or any instruction believed genuine.
IF YOU ARE NOT SIGNING AS AN INDIVIDUAL, STATE YOUR TITLE OR CAPACITY (INCLUDE APPROPRIATE DOCUMENTS VERIFYING YOUR CAPACITY).
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

AUTHORIZED SIGNATURE(S)

X
---------------------------------------------------------------
     Owner, Custodian, Trustee                                  Date

X
---------------------------------------------------------------
     Joint Owner, Trustee                                       Date
________________________________________________________________________________
 6    DEALER/REPRESENTATIVE INFORMATION
________________________________________________________________________________
--------------------------------------------------
Representative's name (please print)

------------------------------------------------------------------------
Name of Broker/Dealer

------------------------------------------------------------------------
Branch Office address

------------------------------------------------------------------------
Representative's signature

                                    (     )
------------------------------------------------------------------------

Representative's number                 Representative's Phone Number

------------------------------------------------------------------------
AUTHORIZED SIGNATURE OF BROKER/DEALER
________________________________________________________________________________
 7    DISTRIBUTION OPTIONS
________________________________________________________________________________

If no option is selected, all distributions will be reinvested in the same Fortis fund(s) selected above. Please note that distributions can only be reinvested in the SAME CLASS.
/ / Reinvest dividends and capital gains
/ / Dividends in cash and reinvest capital gains (See Section 9 for payment options.)
/ / Dividends and capital gains in cash (See Section 9 for payment options.)
/ / Distributions into another Fortis fund (must be SAME CLASS).
    ____________________________________________________________________________
             Fund Name             Fund/Account # (if existing account)
________________________________________________________________________________
 8    SYSTEMATIC EXCHANGE PROGRAM
________________________________________________________________________________

Fortis' Systematic Transfer Program allows you to transfer money from any Fortis fund, in which you have a current balance of at least $1,000, into any other Fortis fund (maximum of three), on a monthly basis. The minimum amount for each transfer is $50. Generally, transfers between funds must be within the SAME CLASS. See prospectus for details.

------------------------------------------------------------------------
Fund from which shares will be exchanged:             Effective Date

FUND(S) TO RECEIVE INVESTMENT(S):

--------------------------------------------------------------------------------
                  Fund                           Amount to invest monthly
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

________________________________________________________________________________
 9    WITHDRAWAL OPTIONS
________________________________________________________________________________

A. CASH DIVIDENDS


PLEASE FORWARD THE PAYMENT TO:


  / /   My Bank. (Please complete Bank Information in
        Section D, and choose one option below. Payment
        will be sent via U.S. Mail if neither option is
        checked.)
                / / Via U.S. Mail
                / / Via ACH (electronic transfer)
  / /   My address of record.

B. SYSTEMATIC WITHDRAWAL PLAN
Please consult your financial or tax adviser before electing a Systematic Withdrawal Plan.

Please redeem shares from my Fortis ______________________________________ Fund, account number _______________________ in the amount of $______________________.

Effective Withdrawal Date __________________________  __________________________
                            Month                             Day

FREQUENCY:    / / Monthly                 / / Semi-Annually
              / / Quarterly               / / Annually


PLEASE FORWARD THE PAYMENT TO:


  / /   My Bank. (Please complete Bank Information in
        Section D, and choose one option below. Payment
        will be sent via U.S. Mail if neither option is
        checked.)
                / / Via U.S. Mail
                / / Via ACH (electronic transfer)
  / /   My address of record.

C. TELEPHONE OPTIONS

/ / TELEPHONE EXCHANGE. All exchanges must be into accounts having the identical registration-ownership. All authorized signatures listed in Section 5 (or your registered representative with shareholder consent) can make telephone transfers.
/ / TELEPHONE REDEMPTION ($25,000 LIMIT AND NOT AVAILABLE FOR QUALIFIED PLANS)
    If you have not changed your address in the past 60 days, you are eligible for this service. This option allows all authorized signatures in Section 5 (or your registered representative with shareholder consent) to redeem up to $25,000 from your Fortis account.

PLEASE FORWARD THE PAYMENT TO:

  / /   My Bank. (Please complete Bank Information in
        Section D, and choose one option below. Payment
        will be sent via U.S. Mail if neither option is
        checked.)
                / / Via U.S. Mail
                / / Via ACH (electronic transfer)
  / /   My address of record.

(WITHDRAWAL OPTIONS, CONTINUED)

D. BANK INFORMATION

I request Fortis Financial Group (FFG) to pay sums due me by crediting my bank account in the form of electronic entries. This authorization will remain in effect until I notify FFG.

TYPE OF ACCOUNT:    / / Checking    / / Savings
Bank name ______________________________________________________________________
Address ________________________________________________________________________
City, State, Zip _______________________________________________________________
Name of bank account ___________________________________________________________
Bank account number ____________________________________________________________
Bank transit number ____________________________________________________________
Bank phone number ______________________________________________________________

ATTACH A VOIDED CHECK FROM YOUR BANK CHECKING ACCOUNT
________________________________________________________________________________
 10    REDUCED FRONT-END SALES CHARGES
________________________________________________________________________________

A. RIGHT OF ACCUMULATION

/ / I own shares of more than one fund in the Fortis Family of Funds, which may entitle me to a reduced sales charge.

--------------------------------------------------------------------------------
Name on account                           Account number

--------------------------------------------------------------------------------
Name on account                           Account number

--------------------------------------------------------------------------------
Name on account                           Account number

B. STATEMENT OF INTENT
I agree to invest $_________ over a 13-month period beginning __________, 19__ (not more than 90 days prior to this application). I understand that an additional sales charge must be paid if I do not complete my purchase.
________________________________________________________________________________
 11    PRIVILEGED ACCOUNT SERVICE
________________________________________________________________________________

Fortis' Privileged Account Service systematically rebalances your funds back to your original specifications ($10,000 minimum per account). All funds must be within the SAME CLASS.

Frequency:          / / quarterly         / / semi-annually         / / annually

            Fund Selected          Percentage
              (up to 5)             (whole %)

1)
      -------------------------  ---------------

2)
      -------------------------  ---------------

3)
      -------------------------  ---------------

4)
      -------------------------  ---------------

5)
      -------------------------  ---------------

________________________________________________________________________________
 12    SUITABILITY
________________________________________________________________________________

NOTE: Must be completed with each fund application unless you provide suitability information to your broker/dealer on a different form.
State In Which Application Was Signed ______________________________________

--------------------------------------------------------------------------------
Employer

--------------------------------------------------------------------------------
Business Address

--------------------------------------------------------------------------------
City, State, ZIP

--------------------------------------------------------------------------------
Occupation                                                        Age (optional)

Is customer associated with or employed by another
NASD member?    / / Yes      / / No

--------------------------------------------------------------------------------
Please mark one box under                                      ESTIMATED
ESTIMATED ANNUAL INCOME             ESTIMATED                     NET
and one box under                    ANNUAL                      WORTH
ESTIMATED NET WORTH                  INCOME                  (Exclusive of
                                  (All Sources)            Family Residence)

--------------------------------------------------------------------------------
under $10,000

--------------------------------------------------------------------------------
$10,000 - $25,000

--------------------------------------------------------------------------------
$25,000 - $50,000

--------------------------------------------------------------------------------
$50,000 - $100,000

--------------------------------------------------------------------------------
$100,000 - $500,000

--------------------------------------------------------------------------------
$500,000 - $1,000,000

--------------------------------------------------------------------------------
Over $1,000,000

--------------------------------------------------------------------------------
Declined

--------------------------------------------------------------------------------

Source of Funds
--------------------------------------------------------------------------------

ESTIMATED FEDERAL TAX BRACKET
/ / 15%       / / 28%      / / 31%      / / 36%      / / 39.6%      / / Declined

INVESTMENT OBJECTIVES

/ / Growth (long-term capital appreciation)

/ / Income (cash generating)

/ / Tax-free Income

/ / Diversification
/ / Other (please specify) _________________________________________

Did you use a Fortis Asset Allocation model? / / Yes / / No
________________________________________________________________________________
 13    SYSTEMATIC INVESTMENT PLAN
________________________________________________________________________________

Complete the Automated Clearing House (ACH) Authorization Agreement Form in the prospectus and attach a VOIDED check from your bank checking account. These plans may be established for as little as $25.
________________________________________________________________________________
 14    OTHER SPECIAL INSTRUCTIONS
________________________________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     FORTIS MUTUAL FUND                            [LOGO]
   AUTOMATED CLEARING HOUSE (ACH) AUTHORIZATION AGREEMENT

Please complete each section below to establish ACH         Mail to:FORTIS
capability to your Fortis Mutual Fund Account.              MUTUAL FUNDS
For personal service, please call your investment           P.O. Box 64284
professional or Fortis at (800) 800-2638, Ext. 3012.        St. Paul, MN 55164
For investment options, complete sections (1)(2)(3). For withdrawal, complete sections (1)(2)(4)(5).

________________________________________________________________________________
 1     FORTIS ACCOUNT INFORMATION
________________________________________________________________________________
Account Registration:
________________________________________________________________________________
Owner (Individual, 1st Joint Tenant, Custodian, Trustee)
________________________________________________________________________________
Owner (2nd Joint Tenant, Minor, Trust Name)
________________________________________________________________________________
Additional Information, if needed
________________________________________________________________________________
Street address
________________________________________________________________________________
City                                        State                Zip
________________________________________ _______________________________________
Social Security number (Taxpayer I.D.)          Day Time Phone
________________________________________________________________________________
 2     BANK/FINANCIAL INSTITUTION INFORMATION
________________________________________________________________________________

PLAN TYPE:      / / New Plan          / / Bank Change
ACCOUNT TYPE:   / / Checking          / / Savings
                (must attach a        (must attach a
                voided check)         deposit slip)

________________________________________________________________________________
Transit Number
________________________________________________________________________________
Bank Account Number
________________________________________________________________________________
Account Owner(s) (Please Print)
________________________________________________________________________________
Depositor's Daytime Phone Number
CLEARLY PRINT THE BANK/FINANCIAL INSTITUTION'S NAME AND ADDRESS BELOW:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Signature of Depositor                                      Date
________________________________________________________________________________
Signature of Joint-Depositor                                Date
________________________________________________________________________________
 3     INVESTMENT OPTION(S)
________________________________________________________________________________

 I request Fortis Financial Group (FFG) to obtain payment of sums becoming due the company by charging my account in the form of electronic debit entries. I request and authorize the financial institution named to accept, honor and charge those entries to my account. Please allow 30 days for collected funds to be available in your Fortis account.
A.         / /        Invest via FORTIS INFORMATION LINE by phone
                      (minimum $25, maximum $10,000)
                      Please allow up to four business days for deposit into
                      Fortis Funds. Transactions after 3:00 p.m. (CST) will be
                      processed the following business day.
                      *Not available on tax qualified accounts such as IRA, SEP,
                       SARSEP and Key plans.
B.         / /        Systematic Investment Plan:   / / New Plan   / / Change Plan
C.         / /        Starting Draft Date:
D.         / /        Account Number:

                                                            Class                  Amount
                         Fund                            (Circle One)      $25.00 per fund minimum
------------------------------------------------------  --------------  -----------------------------
                                                               A B C H
                                                               A B C H
                                                               A B C H
                                                               A B C H

________________________________________________________________________________
 4     WITHDRAWAL OPTION(S)
________________________________________________________________________________

   I request Fortis Financial Group (FFG) to pay sums due me by crediting my bank account in the form of electronic entries.
   I request and authorize the financial institution to accept, honor and credit those entries to my account. Withdrawal from
   Fortis Fund(s) requires account owner(s) signature(s) - see
   Section 5
  (Please consult your financial or tax adviser before electing a systematic withdrawal plan. For Tax Qualified accounts,
  additional forms are required for distribution.)
  A.    / /   Cash Dividends
  B.    / /   Redeem via FORTIS INFORMATION LINE by phone
              (minimum $100, maximum $25,000)
              Please allow up to four business days for
              withdrawal to credit your bank account.
              Transactions after 3:00 p.m. (CST) will be
              processed the following business day.
              *Not available on tax qualified accounts such as
               IRA, SEP, SARSEP and Key plans.
  C.    / /   Systematic Withdrawal Plan:   / / New
              Plan   / / Change Plan
  D.    / /   Beginning Withdrawal Date:
  E.    / /   Account Number:

                                                            Class                  Amount
                         Fund                            (Circle One)      $25.00 per fund minimum
------------------------------------------------------  --------------  -----------------------------
                                                               A B C H
                                                               A B C H
                                                               A B C H
                                                               A B C H

________________________________________________________________________________
 5     SIGNATURES
________________________________________________________________________________

Each person signing on behalf of any entity represents that his or her actions are authorized. It is agreed that all Fortis Funds, Fortis Investors, Fortis Advisers and their officers, directors, agents and employees will not be liable for any loss, liability, damage or expense for relying upon this application or any instruction believed genuine.

This authorization will remain in effect until I notify FFG. I hereby terminate any prior Authorization of FFG to initiate charges to this account. I understand that any returned item or redemption of the entire account may result in termination of my Automated Clearing House agreement. This authorization will become effective upon acceptance by FFG at its home office.

Authorized Signature(s)

X ______________________________________________________________________________
  Owner, Custodian, Trustee                           Date

X ______________________________________________________________________________
  Joint Owner, Trustee                                Date

[LOGO]
FORTIS FINANCIAL GROUP
Fortis Advisers, Inc. (fund management since 1949)
Fortis Investors, Inc. (principal underwriter; member SIPC)

P.O. Box 64284
St. Paul, MN 55164
(800) 800-2638

98049(8/96)

FORTIS-Registered Trademark-

FORTIS FINANCIAL GROUP
P.O. BOX 64284
ST. PAUL, MN 55164

                                                        BULK RATE
                                                       U.S. POSTAGE
                                                           PAID
                                                     PERMIT NO. 3794
                                                     MINNEAPOLIS, MN

PROSPECTUS
DECEMBER 1, 1997

FORTIS U.S. GOVERNMENT SECURITIES FUND
FORTIS STRATEGIC INCOME FUND
FORTIS HIGH YIELD PORTFOLIO

98301 (REV. 12/97)

                     FORTIS U.S. GOVERNMENT SECURITIES FUND
                          FORTIS STRATEGIC INCOME FUND
                          FORTIS HIGH YIELD PORTFOLIO

                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 1, 1997


Fortis U.S. Government Securities Fund and Fortis Strategic Income Fund are portfolios of Fortis Income Portfolios, Inc. ("Fortis Income"). Fortis High Yield Portfolio is a portfolio of Fortis Advantage Portfolios, Inc. ("Fortis Advantage"). The U.S. Government Securities Fund, Strategic Income Fund and the High Yield Portfolio are collectively referred to as the "Funds". This Statement of Additional Information is NOT a prospectus, but should be read in conjunction with the Funds' Prospectus dated December 1, 1997. A copy of that prospectus may be obtained from your broker-dealer or sales representative. The address of Fortis Investors, Inc. ("Investors") is P.O. Box 64284, St. Paul, Minnesota 55164. Telephone: (612) 738-4000. Toll Free 1-(800) 800-2638.



No broker-dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information, and if given or made, such information or representations must not be relied upon as having been authorized by the Funds or Investors. This Statement of Additional Information does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

TABLE OF CONTENTS

                                                                                  PAGE
ORGANIZATION AND CLASSIFICATION.................................................   29
INVESTMENT OBJECTIVES AND POLICIES..............................................   29
    - U.S. GOVERNMENT SECURITIES FUND...........................................   29
    - STRATEGIC INCOME FUND.....................................................   30
    - HIGH YIELD PORTFOLIO......................................................   31
INVESTMENT PRACTICES COMMON TO THE FUNDS........................................   32
DIRECTORS AND EXECUTIVE OFFICERS................................................   38
INVESTMENT ADVISORY AND OTHER SERVICES..........................................   40
    - General...................................................................   40
    - Control and Management of Advisers and
      Investors.................................................................   41
    - Investment Advisory and Management Agreement..............................   41
PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE..............................   42
CAPITAL STOCK...................................................................   44
COMPUTATION OF NET ASSET VALUE AND PRICING......................................   45
SPECIAL PURCHASE PLANS..........................................................   46
    - Statement of Intention....................................................   46
    - Tax Sheltered Retirement Plans............................................   46
    - Tax Savings and Your IRA--a Fully Taxable Investment Compared to an
      Investment Through an IRA.................................................   47
    - Gifts or Transfers to Minor Children......................................   48
    - Systematic Investment Plan................................................   48
    - Exchange Privilege........................................................   48
    - Reinvested Dividend/Capital Gains Distributions Between Fortis Funds......   48
    - Purchases by Fortis Income Directors or Officers..........................   48
    - Purchases by Fortis, Inc. (or its Subsidiaries) or Associated Persons.....   48
    - Purchases by Representatives or Employees of Broker-Dealers...............   48
    - Purchases by Certain Retirement Plans.....................................   48

                                                                                  PAGE
    - Purchases by Registered Investment Companies..............................   48
    - Purchases with Proceeds from Redemption of Unrelated Mutual Fund Shares or
      Surrender of Certain Fixed Annuity Contracts..............................   49
    - Purchases by Employees of Certain Banks and Other Financial Services
      Firms.....................................................................   49
    - Purchases by Commercial Banks Offering Self-Directed 401(k) Programs
      Containing both Pooled and Individual Investment Options..................   49
    - Purchases by Investment Advisers, Trust Companies, and Bank Trust
      Departments Exercising Discretionary Investment Authority or Using a Money
      Management/Mutual Fund "Wrap" Program.....................................   49
    - Purchases by Certain Persons Associated with the Pathfinder Fund..........   49
    - Purchases by Certain Carnegie Intermediate Government Series (of Carnegie
      Government Securities Trust) and Certain Diversified Income Series (of
      Carnegie-Capiello Trust) Accounts.........................................   49
REDEMPTION......................................................................   49
    - Systematic Withdrawal Plan................................................   49
    - Reinvestment Privilege....................................................   50
TAXATION........................................................................   50
UNDERWRITER.....................................................................   51
PLAN OF DISTRIBUTION............................................................   52
PERFORMANCE.....................................................................   52
FINANCIAL STATEMENTS............................................................   58
CUSTODIAN; COUNSEL; ACCOUNTANTS.................................................   58
LIMITATION OF DIRECTOR LIABILITY................................................   58
ADDITIONAL INFORMATION..........................................................   58
APPENDIX........................................................................   59

ORGANIZATION AND CLASSIFICATION


Fortis Income Portfolios, Inc. ("Fortis Income") was originally organized as a "non-series" investment company. On January 31, 1992, the Fund was reorganized as a "series" fund and its name was changed from AMEV U.S. Government Securities Fund, Inc. to Fortis Income. The U.S. Government Securities Fund became a portfolio of Fortis Income. On October 22, 1997, the Strategic Income Fund became a portfolio of Fortis Income. Fortis Advantage is made up of three separate portfolios (the "Portfolios"): Capital Appreciation Portfolio, High Yield Portfolio and Asset Allocation Portfolio. Fortis Income and Fortis Advantage may establish other portfolios, each corresponding to a distinct investment portfolio and a distinct series of their common stock.


An investment company is an arrangement by which a number of persons invest in a company that in turn invests in securities of other companies. The Funds operate as "open-end" investment companies because they generally must redeem an investor's shares upon request. The Funds operate as "diversified" investment companies because they offer investors an opportunity to minimize the risk inherent in all investments in securities by spreading their investment over a number of companies in various industries. However, diversification cannot eliminate such risks.

INVESTMENT OBJECTIVES AND POLICIES

Each Fund will operate as a "diversified" investment company as defined under the Investment Company Act of 1940 (the "1940 Act"), which means that it must meet the following requirements:

At least 75% of the value of its total assets will be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

U.S. GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE

The investment objective of the U.S. Government Securities Fund is to maximize total return (from current income and capital appreciation), while providing shareholders with a level of current income consistent with prudent investment risk.

INVESTMENT RESTRICTIONS

The following investment restrictions are deemed fundamental policies. They may be changed only by the vote of a "majority" of the Fund's outstanding shares, which as used in this Statement of Additional Information, means the lesser of
(i) 67% of the Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or
(ii) more than 50% of the Fund's outstanding shares.

The Fund will not:

 (1)   Issue any senior securities (as defined in the Investment
Company Act of 1940, as amended).

 (2) Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.

 (3) Mortgage, pledge, or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. In order to comply with certain state statutes or investment restrictions, the Fund will not, as a matter of operating policy, pledge, mortgage, or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities plus the sales load will exceed 10% of the offering price of the Fund's shares.

 (4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable laws.

 (5)   Purchase or sell real estate.

 (6)   Purchase or sell commodities or commodity contracts.

 (7) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to securities issued, guaranteed, insured, or collateralized by the United States Government or its agencies or instrumentalities.

 (8) Purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers or directors of the Fund or of its investment adviser who individually own beneficially more than 5% of the outstanding securities of such issuer, together owned beneficially more than 5% of such outstanding securities.

 (9) Make loans to other persons except for the entering into of repurchase agreements and except that the Fund may lend its portfolio securities if such loans are secured by collateral equal to at least the market value of the securities lent, provided that such collateral shall be limited to cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents, and provided further that such loans may not be made if, as a result, the aggregate of such loans would exceed fifty percent of the value of the Fund's total assets excluding collateral securing such loans taken at current value. The purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities will not be considered the making of a loan. Fund assets may be invested in repurchase agreements in connection with interest bearing debt securities which may otherwise be purchased by the Fund, provided that the Fund will not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's total assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days.

(10) Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities.

(11) Participate on a joint or a joint and several basis in any securities trading account.

(12)   Invest in puts, calls, or combinations thereof.

(13) Make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.

(14) Purchase from or sell to any officer, director, or employee of the Fund, or its adviser or underwriter, or any of their officers or directors, any securities other than shares of the Fund's common stock.

The following investment restrictions may be changed without shareholder approval.

The Fund will not:

 (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization. (Although the Fund indirectly absorbs its prorata share of the other investment companies' expenses through the yield received on these securities, management believes the yield and liquidity features of these securities to, at times, be more beneficial to the Fund than other types of short-term securities and that the indirect absorption of these expenses has a de minimis effect on the Fund's return.)

 (2)   Invest more than 15% of its net assets in illiquid securities.

 (3) Invest, with respect to collateral obtained in lending portfolio securities, more than 35% of its total assets in short-term (one year or less) high-grade securities.

 (4) Invest more than 5% of the Fund's net assets in IOs, POs, inverse floaters, and accrual bonds at any one time, and no more than 10% of the net assets of the Fund will be invested in all such obligations at any one time.

 (5) Invest more than 20% of the Fund's net assets in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls).

STRATEGIC INCOME FUND

INVESTMENT OBJECTIVE

The investment objective of the Strategic Income Fund, a multisector bond fund, is to maximize total return (from current income and capital appreciation) by primarily investing in (a) U.S. Government securities, (b) investment and non-investment grade fixed-income securities issued by foreign governments and companies and (c) non-investment grade fixed income securities issued by U.S. issuers which, in the opinion of Advisers, do not subject the Fund to unreasonable investment risk. Such non-investment grade securities include high-yield fixed-income securities (sometimes referred to as "junk bonds").

INVESTMENT RESTRICTIONS

The following investment restrictions are deemed fundamental policies. They may be changed only by a vote of a "majority" of the Fund's outstanding shares, which, as used in this Statement of Additional Information, means the lesser of
(i) 67% of the Fund's outstanding shares present at a meeting of the holders if more than 50% of their outstanding shares are present in person or by proxy or
(ii) more than 50% of the Fund's outstanding shares.

As a result of these fundamental investment restrictions, except as set forth below, the Fund will not:

 (1) Purchase securities on margin or otherwise borrow money or issue senior securities, except that the Fund, in accordance with its investment objectives and policies, may purchase securities on a when-issued and delayed delivery basis, within the limitations set forth in the Prospectus and Statement of Additional Information. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from a bank, for the account of the Fund, as a temporary measure to facilitate redemptions (but not for leveraging or investment) an amount that does not exceed 10% of the value of the Fund's total assets. Investment securities will not be purchased for the Fund while outstanding bank borrowings exceed 5% of the value of the Fund's total assets.

 (2) Purchase or sell physical commodities (such as grains, livestock, etc.) or futures or option contracts thereon. However, the Fund may purchase or sell any forms of financial instruments or contracts that might be deemed commodities.

 (3) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, Fortis Income may be deemed to be an underwriter under applicable laws.

 (4) Invest in real estate, except that the Fund may invest in securities issued by companies owning real estate or interests therein.


 (5) Concentrate its investments in any particular industry, except that (i) it may invest up to 25% of the value of its total assets (at the time of investment) in the securities of issuers conducting their principal business activities in the same industry, and (ii) there is no limitation with respect to investments in obligations issued, guaranteed, insured, or collateralized by the United States Government or its agencies or instrumentalities. As to utility companies, gas, electric, water, and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.; (b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.; (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation; (e) diversified finance companies such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and (f) captive oil finance companies, such as Shell Credit, Inc., Mobil Oil Credit Corp. and Texaco Financial Services, Inc.

While as a fundamental policy the Fund may invest up to 25% of the value of its total assets in any particular industry, as a nonfundamental policy, the Fund will invest less than 25% of the value of its total assets in any particular industry.

 (6) Make loans to other persons. Repurchase agreements, the lending of securities and the acquisition of debt securities in accordance with the Prospectus and Statement of Additional Information are not considered to be "loans" for this purpose.

 (7) Make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.

The following investment restrictions may be changed by the Board of Directors of Fortis Income (the "Board of Directors") without shareholder approval. The Fund, unless otherwise noted, will not:

 (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consideration, acquisition or reorganization.

 (2) Invest in a company for the purpose of exercising control or management.

 (3) Invest in interests (including partnership interests or leases) in oil, gas, or other mineral exploration or development programs, except it may purchase or sell securities issued by corporations engaging in oil, gas, or other mineral exploration or development business.

 (4) Invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations (Securities that have been determined to be liquid by the Board of Directors of Fortis Income or Advisers subject to the oversight of such Board of Directors, securities issued pursuant to the private placement exemption of Section 4(2) of the Securities Act of 1933 (the "1933 Act") and securities eligible for resale under Rule 144A of the 1933 Act will not be subject to such limitation).


 (5) Invest more than 33 1/3% of its total assets in when-issued, delayed delivery or forward commitment transactions, and of such 33 1/3%, no more than one-half (i.e., 16 2/3% of total assets) may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls).


HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of High Yield Portfolio is to maximize total return (from current income and capital appreciation) with a focus on high current income by investing primarily in high-yielding, fixed-income securities which, in the opinion of the Fund's investment adviser, do not subject Fund to unreasonable investment risk. The Fund invests primarily in high-yield, high-risk securities and therefore may not be suitable for all investors.

INVESTMENT RESTRICTIONS

The following investment restrictions are deemed fundamental policies. They may be changed only by a vote of a "majority" of the Fund's outstanding shares, which as used in this Statement of Additional Information, means the lesser of
(i) 67% of the Fund's outstanding shares present at a meeting of the holders if more than 50% of their outstanding shares are present in person or by proxy or
(ii) more than 50% of the Fund's outstanding shares.

As a result of these fundamental investment restrictions, except as set forth below, the Fund will not:

 (1) Purchase securities on margin or otherwise borrow money or issue senior securities, except that the Fund, in accordance with its investment objectives and policies, may purchase securities on a when-issued and delayed delivery basis, within the limitations set forth in the Prospectus and Statement of Additional Information. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from a bank, for the account of the Fund, as a temporary measure to facilitate redemptions (but not for leveraging or investment) an amount that does not exceed 10% of the value of the Fund's total assets. Investment securities will not be purchased for the Fund while outstanding bank borrowings exceed 5% of the value of the Fund's total assets.

 (2) Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing.

 (3) Invest in commodities or commodity contracts, other than for hedging purposes only.

 (4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, Fortis Advantage may be deemed an underwriter under applicable laws.

 (5) Participate on a joint or a joint and several basis in any securities trading account.

 (6) Invest in real estate, except the Fund may invest in securities issued by companies owning real estate or interests therein.

 (7) Make loans to other persons. Repurchase agreements, the lending of securities and the acquiring of debt securities in accordance with the Prospectus and Statement of Additional Information are not considered to be "loans" for this purpose.

 (8) Concentrate its investments in any particular industry, except that (i) it may invest up to 25% of the value of its total assets in any particular industry, and (ii) there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, or obligations of domestic commercial banks. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.;
(b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears

Roebuck Acceptance Corp.; (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation; (e) diversified finance companies such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and (f) captive oil finance companies, such as Shell Credit, Inc., Mobil Oil Credit Corp. and Texaco Financial Services, Inc. While as a fundamental policy the Fund may invest up to 25% of the value of its total assets in any particular industry, as a nonfundamental policy, the Fund will invest less than 25% of the value of its total assets in any particular industry.

 (9) Purchase from or sell to any officer, director, or employee of Fortis Advantage, or its adviser or underwriter, or any of their officers or directors, any securities other than shares of Fortis Advantage's common stock.

(10) Make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.

The following investment restrictions may be changed by the Board of Directors of Fortis Advantage (the "Board of Directors") without shareholder approval. The Fund, unless otherwise noted, will not:

 (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization. (Due to restrictions imposed by the California Department of Corporations, the Fund does not currently invest in other investment companies.)

 (2) Invest in a company for the purposes of exercising control or management.

 (3) Buy or sell foreign exchange, except as incidental to the purchase or sale of permissible foreign investments.

 (4) Invest in interests (including partnership interests or leases) in oil, gas, or other mineral exploration or development programs, except it may purchase or sell securities issued by corporations engaging in oil, gas, or other mineral exploration or development business.

 (5) Purchase or retain the securities of any issuer if those officers and directors of Fortis Advantage or its investment adviser owning (including beneficial ownership) individually more than 1/2 of 1% of the securities of such issuer together own (including beneficial ownership) more than 5% of the securities of such issuer.

 (6) Invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations. (Securities that have been determined to be liquid by the Board of Directors of Fortis Advantage or Advisers subject to the oversight of such Board of Directors will not be subject to this limitation.)

 (7) Invest more than 5% of its total assets in warrants, nor invest more than 2% of its total assets in warrants not traded on the New York Stock Exchange or the American Stock Exchange.

 (8)   Invest in real estate limited partnership interests.

 (9) Invest more than 20% of its net assets in when-issued, delayed delivery or forward commitment transactions, and of such 20%, no more than one-half (I.E., 10% of its net assets) may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (I.E., dollar rolls).

INVESTMENT PRACTICES COMMON TO THE FUNDS

MORTGAGE-RELATED SECURITIES

Consistent with the investment objectives and policies of U.S. Government Securities Fund, High Yield Portfolio and Strategic Income Fund, as set forth in the Prospectus, and the investment restrictions set forth below, the Funds may invest in certain types of mortgage-related securities. One type of mortgage-related security includes certificates which represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment, which is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred. Some certificates (such as those issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

A major governmental guarantor of pass-through certificates is the Government National Mortgage Association ("GNMA"). GNMA guarantees, with the full faith and credit of the United States government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental guarantors (but not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers.

    (I) GNMA CERTIFICATES. Certificates of the GNMA ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of the GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity.

    (ii) GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the

    Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FmHA"), or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make any payments required under its guarantee.

    (iii) LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure.

    As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

    (iv) YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer.

    The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the applicable Fund would be reduced.

    (v) FHLMC SECURITIES. "FHLMC" is a federally chartered corporation created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

    The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCS") and guaranteed mortgage certificates ("GMCs"). PCS resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made or owed on the underlying pool. The FHLMC guarantees timely payment of interest on PCS and the ultimate payment of principal. Like GNMA Certificates, PCS are assumed to be prepaid fully in their twelfth year.

    GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

    (vi) FNMA SECURITIES. "FNMA" is a federally chartered and privately owned corporation which was established in 1938 to create a secondary market in mortgages insured by the FHA. It was originally established as a government agency and was transformed into a private corporation in 1968.

FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made or owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers, and the mortgage poolers.


Fortis Advantage and Fortis Income expect that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, Advisers may, consistent with U.S. Government Securities Fund's, High Yield Portfolio's and Strategic Income Fund's investment objectives, policies, and restrictions, consider making investments in such new types of securities.


Other types of mortgage-related securities include debt securities which are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards

Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located.

Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations (CMO's). Mortgage-backed bonds are secured by pools of mortgages, but, unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMO's have characteristics of both pass-through securities and mortgage-backed bonds. CMO's are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to the bondholders, but there is not a direct "pass-through" of payments. CMO's are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity classes receive principal only after the shorter maturity classes have been retired.

CMO's are issued by entities that operate under orders from the Securities and Exchange Commission (the "SEC") exempting such issuers from the provisions of the Investment Company Act of 1940 (the "1940 Act"). Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company in the securities of such issuers was subject to limitations imposed by Section 12 of the 1940 Act. However, in reliance on a recent SEC staff interpretation, the Funds may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act, (c) operate under general exemptive orders exempting them from "all provisions of the [1940] Act" and (d) are not registered or regulated under the 1940 Act as investment companies.

Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. On the other hand, if interest rates increase, the value of mortgage-related securities generally will decrease, borrowers will be less likely to refinance, and the rate of prepayments will decline. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by Strategic Income Fund and High Yield Portfolio. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

FOREIGN SECURITIES

Strategic Income Fund may invest in securities of foreign governments and companies in accordance with its investment objectives and policies. High Yield Portfolio may invest up to 10% of its total assets in securities of foreign governments and companies. Investing in foreign securities may result in greater risk than that incurred by investing in domestic securities. The obligations of foreign issuers may be affected by political or economic instabilities. Financial information published by foreign companies may be less reliable or complete than information disclosed by domestic companies pursuant to United States Government securities laws, and may not have been prepared in accordance with generally accepted accounting principles. Fluctuations in exchange rates may affect the value of foreign securities not denominated in United States currency.

OPTIONS

As provided below, the Strategic Income Fund and High Yield Portfolio may enter into transactions in options on a variety of instruments and indexes, in order to protect against declines in the value of portfolio securities or increases in the costs of securities to be acquired and in order to increase the gross income of the Funds. The types of instruments to be purchased and sold are further described in the Appendix of this Statement of Additional Information, which should be read in conjunction with the following sections.

OPTIONS ON SECURITIES. The Strategic Income Fund and High Yield Portfolio may write (sell) covered call and secured put options and purchase call and put options only on debt securities. Where a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain all or a portion of the premium received for the option, which will increase its gross income and will offset in part the reduced value of the Fund security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium, if at all. The Funds may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

The Strategic Income Fund and High Yield Portfolio may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that a Fund wants to purchase at a later date. In the event that the expected market fluctuations occur, such Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

FUTURES CONTRACTS. Strategic Income Fund and High Yield Portfolio may enter into interest rate futures contracts for hedging purposes. The Funds may also enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.")

Interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on the Funds' current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of Futures Contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on Futures Contracts purchased by the Fund. The Funds will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.

OPTIONS ON FUTURES CONTRACTS. Strategic Income Fund and High Yield Portfolio may purchase and write options to buy or sell interest rate futures contracts. In addition, the Funds may purchase and write options on foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures Contracts.") Unless otherwise stated in the Prospectus or in this Statement of Additional Information, such investment strategies will be used as a hedge and not for speculation.

Put and call options on Futures Contracts may be traded by the Funds in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of options on Futures Contracts may present less risk in hedging the portfolio of the Fund than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received, and, if an option is exercised, the Funds may suffer a loss on the transaction.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Strategic Income Fund and High Yield Portfolio may each enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Currency Contract"). Unless otherwise stated in the Prospectus or this Statement of Additional Information, the Funds will enter into Currency Contracts for hedging purposes only, in a manner similar to the Funds' use of foreign currency futures contracts. These transactions will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Funds may be required to forego the benefits of advantageous changes in exchange rates. Currency Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the futures and option contracts described above.

OPTIONS ON FOREIGN CURRENCIES. The Funds may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of Currency Contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.

RISKS OF TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS

Although the Strategic Income Fund and High Yield Portfolio will enter into transactions in Futures Contracts, Options on Futures Contracts, Currency Contracts, and certain options solely for hedging purposes, their use does involve certain risks. For example, a lack of correlation between the index or instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Funds' hedging strategy unsuccessful and could result in losses. The Funds also may enter into transactions in futures, forward contracts and options on securities, indexes and other investments for other than hedging purposes, which involves greater risk. For example, the Funds may enter into these transactions to manage the duration of certain of the Funds' investments. Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses.

Transactions in options, Futures Contracts, Options on Futures Contracts, and Currency Contracts may be entered into on United States exchanges regulated by the SEC or the Commodity Futures Trading Commission (the "CFTC"), as well as in the over-the-counter market and on foreign exchanges. In addition, the securities underlying options and Futures Contracts traded by the Funds may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets. See "Risk Considerations and Other Investment Practices" in the Prospectus.

REGULATORY RESTRICTIONS

To the extent required to comply with Securities and Exchange Commission Release No. 10666, when purchasing a futures contract, writing a put option, or entering into a delayed delivery purchase, the Strategic Income Fund and High Yield Portfolio will maintain in a segregated account cash or any security that is not considered restricted or illiquid equal to the value of such contracts.

To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, the Funds will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by the applicable Fund, plus premiums paid by it for open options on futures (less the amount by which the value of the underlying futures contract exceeds the exercise price at the time of purchase), would exceed 5% of such Fund's total assets. The Funds will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which each Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

BORROWING MONEY

The Strategic Income Fund and High Yield Portfolio may borrow money from banks as a temporary measure to facilitate redemptions. As a fundamental policy, however, borrowings may not exceed 10% of the value of each applicable Fund's total assets and no additional investment securities may be purchased by a Fund while outstanding bank borrowings exceed 5% of the value of the Fund's total assets. Interest paid on borrowings will not be available for investment.

VARIABLE AMOUNT MASTER DEMAND NOTES

Variable amount master demand notes are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by the High Yield Portfolio and Strategic Income Fund at varying market rates of interest pursuant to arrangements between one of such Funds and a financial institution which has lent money to a borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. Advisers will monitor the creditworthiness of the borrower throughout the term of the variable master demand note. It is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes may under certain circumstances be deemed illiquid assets. However, such notes will not be considered illiquid where each Fund has a "same day withdrawal option," I.E., where it has the unconditional right to demand and receive payment in full of the principal amount then outstanding together with interest to the date of payment.

REPURCHASE AGREEMENTS


A repurchase agreement is an instrument under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at a mutually agreed upon date, interest rate, and price. Generally, repurchase agreements are of short duration--usually less than a week, but on occasion for longer periods. The High Yield Portfolio will limit its investment in repurchase agreements with a maturity of more than seven days to 15% of its net assets. The Strategic Income Fund may invest up to 33 1/3% of its total assets in repurchase agreements but will only invest up to 15% of its net assets in repurchase agreements with a maturity of more than seven days. The U.S. Government Securities Fund's limit on such investments is 10% of total assets.


In investing in repurchase agreements, a Fund's risk is limited to the ability of such bank or securities dealer to pay the agreed upon amount at the maturity of the repurchase agreement. In the opinion of management, such risk is not material; if the other party defaults, the underlying security constitutes collateral for the obligation to pay--although the Fund may incur certain delays in obtaining direct ownership of the collateral, plus costs in liquidating the collateral. In the event a bank or securities dealer defaults on the repurchase agreement, management believes that, barring extraordinary circumstances, the Fund will be entitled to sell the underlying securities or otherwise receive adequate protection (as defined in the federal Bankruptcy Code) for its interest in such securities. To the extent that proceeds from any sale upon a default were less than the repurchase price, however, the Fund could suffer a loss. If the Fund owns underlying securities following a default on the repurchase agreement, the Fund will be subject to risk associated with changes in the market value of such securities. The Funds' custodian will hold the securities underlying any repurchase agreement or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is in an amount at least equal to the repurchase price plus accrued interest).

ILLIQUID SECURITIES

The Funds may invest in illiquid securities, including "restricted" securities. (A restricted security is one which was originally sold in a private placement and was not registered with the Commission under the Securities Act of 1933 (the "1933 Act") and which is not free to be resold unless it is registered with the Commission or its sale is exempt from registration.) However, the Funds will not invest more than 15% of the value of their respective net assets in illiquid securities, as determined pursuant to applicable Commission rules and interpretations.

The staff of the Securities and Exchange Commission has taken the position that the liquidity of securities in the portfolio of a fund offering redeemable securities is a question of fact for a board of directors of such a fund to determine, based upon a consideration by such board of the readily available trading markets and a review of any contractual restrictions. The SEC staff also acknowledges that, while such a board retains ultimate responsibility, it may delegate this function to the fund's investment adviser.

The Board of Directors of Fortis Income and Fortis Advantage have adopted procedures to determine the liquidity of certain securities, including commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Section 4(2) commercial paper or a Rule 144A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid, thereby adversely affecting the liquidity of the Funds.

Illiquid securities may offer a higher yield than securities that are more readily marketable. The sale of illiquid securities, however, often requires more time and results in higher brokerage charges or dealer discounts or other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Each Fund may also be restricted in its ability to sell such securities at a time when it is advisable to do so. Illiquid securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

U.S. TREASURY INFLATION-PROTECTION SECURITIES

All of the Funds may invest in U.S. Treasury inflation-protection securities. Inflation-protection securities are new types of marketable book-entry securities issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. Inflation-protection securities will be auctioned and issued on a quarterly basis on the 15th of January, April, July, and October, beginning on January 15, 1997. Initially, they will be issued as 10-year notes, with other maturities added thereafter. The index used to measure inflation will be the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

The value of the principal will be adjusted for inflation, and every six months the security will pay interest, which will be an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-protection security will be indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, will be paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount will be paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI - U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

Any investment policy or restriction which involves a maximum percentage of securities or assets except those dealing with borrowing and illiquid securities, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

--------------------------------------------------------------------------------

DIRECTORS AND EXECUTIVE OFFICERS

The names, addresses, principal occupations, and other affiliations of directors and executive officers of Fortis Income and Fortis Advantage are given below:


                                      POSITION WITH                   PRINCIPAL OCCUPATION AND AFFILIATIONS WITH
      NAME & ADDRESS          AGE       THE FUNDS                  "AFFILIATED PERSONS" OR INVESTORS (PAST 5 YEARS)
--------------------------    ---     --------------    -----------------------------------------------------------------------
Richard W. Cutting            66      Director          Certified public accountant and financial consultant.
137 Chapin Parkway
Buffalo, New York
Allen R. Freedman*            57      Director          Chairman, Chief Executive Officer and President of Fortis, Inc.; a
One Chase Manhattan Plaza                               Managing Director of Fortis International, N. V.
New York, New York
Dr. Robert M. Gavin           57      Director          President, Cranbrook Education Community, Prior to July 1996, President
Office of the President                                 Macalester College.
370 Lancaster Avenue
Haverford, Pennsylvania
Benjamin S. Jaffray           67      Director          Chairman of the Sheffield Group, Ltd., a financial consulting group.
4040 IDS Center
Minneapolis, Minnesota
Jean L. King                  53      Director          President, Communi-King, a communications consulting firm.
12 Evergreen Lane
St. Paul, Minnesota
Dean C. Kopperud*             45      President and     Chief Executive Officer and a Director of Fortis Advisors, Inc.
500 Bielenberg Drive                  Director          ("Advisers"), President and a Director of Fortis Investors, Inc.
Woodbury, Minnesota                                     ("Investors"), and President of Fortis Financial Group and a Director
                                                        of Fortis Benefits Insurance Company and a Senior Vice President of
                                                        Time Insurance Company.
Edward M. Mahoney             67      Director          Retired; prior to December, 1994, Chairman and Chief Executive Officer
2760 Pheasant Road                                      and a Director of Advisers and Investors, Senior Vice President and a
Excelsior, Minnesota                                    Director of Fortis Benefits Insurance Company, and Senior Vice
                                                        President of Time Insurance Company.
Robb L. Prince                56      Director          Financial and Employee Benefit Consultant; prior to July, 1995, Vice
5108 Duggan Plaza                                       President and Treasurer, Jostens, Inc., a producer of products and
Edina, Minnesota                                        services for the youth, education, sports award, and recognition markets.
Leonard J. Santow             61      Director          Principal, Griggs & Santow, Incorporated, economic and financial
75 Wall Street                                          consultants.
21st Floor
New York, New York

                                      POSITION WITH                   PRINCIPAL OCCUPATION AND AFFILIATIONS WITH
      NAME & ADDRESS          AGE       THE FUNDS                  "AFFILIATED PERSONS" OR INVESTORS (PAST 5 YEARS)
--------------------------    ---     --------------    -----------------------------------------------------------------------
Noel S. Shadko                43      Director          Marketing Consultant; prior to May 1996, Senior Vice President of
1908 W. 49th Street                                     Marketing & Strategic Planning, Rollerbade, Inc.
Minneapolis, MN 55409
Joseph M. Wikler              56      Director          Investment consultant and private investor; prior to January, 1994,
12520 Davan Drive                                       Director of Research, Chief Investment Officer, Principal, and a
Silver Spring, Maryland                                 Director, The Rothschild Co., Baltimore, Maryland. The Rothschild Co.
                                                        is an investment advisory firm.
Gary N. Yalen                 55      Vice President    President and Chief Investment Officer of Advisers (since August, 1995)
One Chase Manhattan Plaza                               New York, NY, and Senior Vice President, Investments, Fortis, Inc.,
New York, New York                                      prior to 1996, President and Chief Investment Officer, Fortis Asset
                                                        Management, a former division of Fortis, Inc.
James S. Byrd                 46      Vice President    Executive Vice President of Advisers; prior to 1995, Vice President of
5500 Wayzata Boulevard                                  Advisers and Investors.
Golden Valley, Minnesota
Howard G. Hudson              60      Vice President    Executive Vice President and Head of Fixed Income Investments of
One Chase Manhattan Plaza                               Advisers (since August, 1995) and prior to 1996, Senior Vice President,
New York, New York                                      Fixed Income, Fortis Asset Management.
Charles J. Dudley             38      Vice President    Vice President of Advisers; prior to August, 1995, Senior Vice
One Chase Manhattan Plaza                               President, Sun America Asset Management, Los Angeles, CA.
New York, New York
Maroun M. Hayek               49      Vice President    Vice President of Advisers; prior to August 1996, Vice President, Fixed
One Chase Manhattan Plaza                               Income, Fortis Asset Management, a former division of Fortis, Inc.
New York, New York
Robert C. Lindberg            45      Vice President    Vice President of Advisers; prior to July, 1993, Vice President,
One Chase Manhattan Plaza                               Portfolio Manager, and Chief Securities Trader, COMERICA, Inc.,
New York, New York                                      Detroit, Michigan. COMERCA, Inc. is a bank.
Christopher J. Pagano         34      Vice President    Vice President of Advisers; prior to March 1996, Government Strategist
One Chase Manhattan Plaza                               for Merrill Lynch, New York, N.Y.
New York, N.Y.
Charles L. Mehlhouse          55      Vice President    Vice President of Advisers; prior to March 1996, Portfolio Manager to
One Chase Manhattan Plaza                               Marshall & Ilsley Bank Corporation, Milwaukee, WI.
New York, New York
Christopher J. Woods          37      Vice President    Vice President of Advisers (since August, 1995) and prior to 1996, Vice
One Chase Manhattan Plaza                               President, Fixed Income, Fortis Asset Management.
New York, New York
Robert W. Beltz, Jr.          48      Vice President    Vice President--Securities Operations of Advisers and Investors.
500 Bielenberg Drive
Woodbury, Minnesota
David A. Peterson             55      Vice President    Vice President and Assistant General Counsel, Fortis Benefits Insurance
500 Bielenberg Drive                                    Company.
Woodbury, Minnesota
Rhonda J. Schwartz            40      Vice President    Senior Vice President and General Counsel of Advisers; Senior Vice
500 Bielenberg Drive                                    President and General Counsel, Life and Investment Products, Fortis
Woodbury, Minnesota                                     Benefits Insurance Company and Vice President and General Counsel, Life
                                                        and Investment Products, Time Insurance Company; from 1993 to January
                                                        1996, Vice President, General Counsel, Fortis, Inc.; prior to 1993,
                                                        Attorney, Norris, McLaughlin & Marcus, Washington, D.C.
Nicholas L.M. de Peyster      30      Vice President    Vice President of Advisers
One Chase Manhattan Plaza
Scott R. Plummer              38      Vice President    Second Vice President, Corporate Counsel and Assistant Secretary of
500 Bielenberg Drive                                    Advisers; prior to September 1993, attorney, Zelle & Larson,
Woodbury, Minnesota                                     Minneapolis, Minnesota.

                                      POSITION WITH                   PRINCIPAL OCCUPATION AND AFFILIATIONS WITH
      NAME & ADDRESS          AGE       THE FUNDS                  "AFFILIATED PERSONS" OR INVESTORS (PAST 5 YEARS)
--------------------------    ---     --------------    -----------------------------------------------------------------------
Peggy E. Ettestad             40      Vice President    Senior Vice President, Operations of Advisers and prior to March 1997,
500 Bielenberg Drive                                    Vice President G.E. Capital Fleet Services, Minneapolis, Minnesota.
Woodbury, Minnesota
Dickson Lewis                 48      Vice President    Senior Vice President, Marketing and Sales of Advisers; from 1993 to
500 Bielenberg Drive                                    July 1997, President and Chief Executive Officer Hedstrom/Blessing,
Woodbury, Minnesota                                     Inc., a marketing communications company in Minneapolis, Minnesota;
                                                        from 1992 to 1993 an independent marketing consultant.
Tamara L. Fagely              39      Treasurer         Second Vice President of Advisers and Investors.
500 Bielenberg Drive
Woodbury, Minnesota
Michael J. Radmer             52      Secretary         Partner, Dorsey & Whitney LLP, the Fund's General Counsel.
220 South Sixth Street
Minneapolis, Minnesota

-------------------------------------------
* Mr. Kopperud is an "interested person" (as defined under the 1940 Act) of Fortis Income, Fortis Advantage, Advisers, and Investors primarily because he is an officer and director of each. Mr. Freedman is an "interested person" of Fortis Income, Fortis Advantage, Advisers, and Investors because he is Chairman, Chief Executive Officer and President of Fortis, Inc. ("Fortis"), the parent company of Advisers and indirect parent company of Investors, and a Managing Director of Fortis International, N. V., the parent company of Fortis.
-------------------------------------------

The following table sets forth the aggregate compensation received by each director during the fiscal year ended July 31, 1997 for Fortis Income and Fortis Advantage, as well as the total compensation received by each director from the Funds and all other open-end investment companies managed by Advisers during the fiscal year ended July 31, 1997. Neither Mr. Freedman, who is an officer of the parent company of Advisers, nor Mr. Kopperud, who is an officer of Advisers and Investors, received any such compensation and they are not included in the table. No executive officer of the Funds received compensation from the Funds during the fiscal year ended July 31, 1997.


                                 AGGREGATE
                                COMPENSATION        AGGREGATE          TOTAL COMPENSATION
                                FROM FORTIS     COMPENSATION FROM      FROM FUND COMPLEX
           DIRECTOR              INCOME (3)    FORTIS ADVANTAGE (2)   PAID TO DIRECTOR (1)
------------------------------------------------------------------------------------------
Richard W. Cutting                 $3,000             $3,000                 $31,200
Dr. Robert M. Gavin                $3,000             $3,000                 $31,200
Benjamin S. Jaffray                $3,229             $3,200                 $23,300
Jean L. King                       $3,219             $3,200                 $33,200
Edward M. Mahoney                  $3,000             $3,000                 $31,200
Robb L. Prince                     $3,219             $3,200                 $33,200
Leonard J. Santow                  $2,900             $2,900                 $30,200
Noel S. Shadko                     $3,000             $3,000                 $22,200
Joseph M. Wikler                   $3,000             $3,000                 $31,200


------------------------------
(1) Includes aggregate compensation paid by the Funds and all 9 Other Fortis Funds paid to the director.
(2) The compensation paid by Fortis Advantage covers three separate portfolios, including High Yield Portfolio.
(3) The compensation paid by Fortis Income covers only the U.S. Government Securities Fund.

As of October 31, 1997, the directors and executive officers beneficially owned less than 1% of the outstanding shares of all Funds. Directors Gavin, Jaffray, Kopperud, Mahoney, Shadko and Prince are members of the Executive Committee of the Board of Directors. The Executive Committee is authorized to act in the intervals between regular board meetings with full capacity and authority of the full Board of Directors, except as limited by law and it is expected that the Committee will meet at least twice a year.

INVESTMENT ADVISORY AND OTHER
SERVICES

GENERAL

Fortis Advisers, Inc. ("Advisers") has been the investment adviser and manager of each Fund since inception. Investors acts as the Fund's underwriter. Both act as such pursuant to written agreements periodically approved by the directors or shareholders of each Fund. The address of both is that of the Funds.


As of July 31, 1997, Advisers managed twenty-nine investment company portfolios with combined net assets of approximately $5,517,873,000, and one private account with net assets of approximately $23,720,000. Fortis Financial Group also has approximately $2.0 billion in insurance reserves. As of the same date, the investment company portfolios had an aggregate of 269,329 shareholders, including 26,922 shareholders of the U.S. Government Securities Fund and 14,692 shareholders of High Yield Portfolio.



During the fiscal years ended July 31, 1997, 1996 and 1995, Advisers received $3,071,143, $3,431,396 and $3,576,719, respectively, as its compensation for acting as the investment adviser and manager of the U.S. Government Securities Fund. However, for such periods, Advisers reimbursed such Fund $0, $0, and $84,896 pursuant to the expense reimbursement agreement then in effect, resulting in a net fee of $3,071,143, $3,431,396 and $3,491,823, respectively. Investors received $373,847, $631,206 and $802,986 during these same periods for underwriting such Fund's shares, out of which commissions of sales representatives and allowances to dealers approximating $250,195, $476,133 and $665,203 were paid by Investors.

During the fiscal year ended July 31, 1997, Investors received $309,736 from the U.S. Government Securities Fund pursuant to the Plan of Distribution (see "Plan of Distribution"). Investors paid $338,977 to broker-dealers and registered representatives. In addition to such amount paid, Advisers and Investors together spent $141,777 on activities related to the distribution of the Fund's shares.



During the fiscal year ended July 31, 1997, the nine-month period ended July 31, 1996, and the fiscal year ended October 31, 1995, the High Yield Portfolio paid to Advisers advisory and management fees of $1,388,154, $866,285 and $874,371.



Investors received $879,710, $516,880 and $815,079 for the High Yield Portfolio during the fiscal year ended July 31, 1997, the nine-month period ended July 31, 1996 and the fiscal year ended October 31, 1995, respectively, for underwriting the Funds' shares, out of which allowances to dealers and representatives totaling approximately $462,057, $300,045 and $625,940 for the High Yield Portfolio, respectively, were paid.



During the fiscal year ended July 31, 1997, Investors received, $1,148,987 from the High Yield Portfolio, pursuant to the Plan of Distribution (see "Plan of Distribution"). Of these amounts, Investors paid $2,017,689 for the High Yield Portfolio, respectively, to broker-dealers and registered representatives. In addition to such amounts paid, Advisers and Investors together spent $551,100 for the High Yield Portfolio, respectively, on activities related to the distribution of the Funds' shares.


The Strategic Income Fund had not commenced operations as of July 31, 1997 and therefore paid no advisory and management fees.

CONTROL AND MANAGEMENT OF ADVISERS AND INVESTORS

Fortis owns 100% of the outstanding voting securities of Advisers, and Advisers owns all of the outstanding voting securities of Investors.

Fortis, located in New York, New York, is a wholly owned subsidiary of Fortis International, N.V., which has approximately $160 billion in assets worldwide and is in turn an indirect wholly owned subsidiary of AMEV/VSB 1990 N.V. ("AMEV/VSB 1990").

AMEV/VSB 1990 is a corporation organized under the laws of The Netherlands to serve as the holding company for all U.S. operations and is owned 50% by Fortis AMEV and 50% by Fortis AG. AMEV/VSB 1990 owns a group of companies active in insurance, banking and financial services, and real estate development in The Netherlands, the United States, Western Europe, Australia, and New Zealand.

Fortis AMEV is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis AG is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis AMEV and Fortis AG own a group of companies (of which AMEV/VSB 1990 is one) active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim.


Dean C. Kopperud is Chief Executive Officer of Advisers and President of Investors; Gary N. Yalen is President and Chief Investment Officer of Advisers; James S. Byrd, Howard G. Hudson and Lucinda S. Mezey are Executive Vice President of Advisers; Debra L. Foss, Jon H. Nicholson Dickson Lewis and Peggy Ettestad are Senior Vice Presidents of Advisers; Rhonda J. Schwartz is Senior Vice President, General Counsel, and Secretary of Advisers; Robert W. Beltz, Jr., are Vice Presidents of Advisers and Investors; Nicholas L. M. de Peyster, Charles J. Dudley, Maroun H. Hayek; Kevin J. Michels, Christopher Pagano, Stephen M. Rickert and Charles L. Mehlhouse, Eugene Glazer, Robert C. Lindberg, Ann B. Ray, Thomas C. Britton, and Christopher J. Woods are Vice Presidents of Advisers; John E. Hite is 2nd Vice President and Assistant Secretary of Advisers; Carol M. Houghtby is 2nd Vice President and Treasurer of Advisers and Investors; Tamara L. Fagely is 2nd Vice President of Advisers and Investors; Barbara W. Kirby is 2nd Vice President of Advisers; David C. Greenzang is Money Market Portfolio Officer of Advisers; Michael D. O'Connor is qualified Plan Officer of Advisers; Scott R. Plummer is Second Vice President and Assistant Secretary of Advisers; Joanne M. Herron is Assistant Treasurer of Advisers and Investors and Debbie Malewski is Administrative Officer of Advisers.


Messrs. Kopperud, Yalen, and Byrd are the Directors of Advisers.


All of the above persons reside or have offices in the Minneapolis/St. Paul area, except Messrs. Yalen, Hudson, De Peyster, Dudley, Hayek, Lindberg, Michels, Pagano, Glazer, Mehlhouse, Greenzang and Woods and Ms. Malewski, who all are located in New York City.


INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT


Advisers acts as investment adviser and manager of the U.S. Government Securities Fund and Strategic Income Fund under an Investment Advisory and Management Agreement (the "Agreement") dated April 2, 1993, which became effective the same date following shareholder approval on April 1, 1993; and acts as investment adviser and manager of the High Yield Portfolio under an Investment Advisory and Management Agreement dated January 31, 1992, which became effective January 31, 1992, following shareholder approval on January 28, 1992 (hereafter collectively "the Agreements"). The Agreements with the U.S. Government Securities Fund and High Yield Portfolio were last approved by the Board of Directors (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on December 5, 1996 and the Agreement with the Strategic Income Fund was approved by the Board of Directors on September 18, 1997. The Agreements will terminate automatically in the event of its assignment. In addition, the Agreements are terminable at any time, without penalty, by the Board of Directors or, with respect to any particular Fund, by vote of a majority of the outstanding voting securities of the applicable Fund, on not more than 60 days' written notice to Advisers, and by Advisers on 60 days' notice to the Funds. Unless sooner terminated, the Agreements shall continue in effect for more than two years after their execution only so long as such continuance is specifically approved at least annually by either the

Board of Directors or, with respect to any particular Fund, by vote of a majority of the outstanding voting securities of the applicable Fund, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to such Agreements, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.


The Agreements provide for an investment advisory and management fee calculated as described in the following table. As you can see from the table, this fee decreases (as a percentage of Fund net assets) as the Funds grow. As of July 31, 1997, the U.S. Government Securities Fund had net assets of approximately $398,678,000 and the High Yield Portfolio had net assets of approximately $214,330,000. The Strategic Income Fund had not commenced operations as of July 31, 1997 and therefore had no assets.


                                                     ANNUAL INVESTMENT
                                                        ADVISORY AND
AVERAGE NET ASSETS                                     MANAGEMENT FEE
-------------------------------------------------  ----------------------

All Funds       For the first $50,000,000                       .8%
                For assets over $50,000,000                     .7%

The Agreements require the Funds to pay all their expenses which are not assumed by Advisers and/or Investors. These Fund expenses include, by way of example, but not by way of limitation, the fees and expenses of directors and officers of the Funds who are not "affiliated persons" of Advisers, interest expenses, taxes, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and of printing and distributing prospectuses annually to existing shareholders, custodian charges, auditing and legal expenses, insurance expenses, association membership dues, and the expense of reports to shareholders, shareholders' meetings, and proxy solicitations.

Advisers bears the costs of acting as the Funds' transfer agent, registrar, and dividend agent. Advisers or Investors also shall bear all promotional expenses in connection with the distribution of the Funds' shares, including paying for prospectuses and shareholder reports for new shareholders, and the costs of sales literature.

From June 1, 1993 until June 1, 1995, Advisers limited expenses (exclusive of 12b-1 fees, interest, taxes, brokerage commissions, and non-recurring or extraordinary charges and expenses) of the U.S. Government Securities Fund to
 .77% of the Fund's average net assets.

Under the Agreements, Advisers, as investment adviser to the Funds, has the sole authority and responsibility to make and execute investment decisions for the Funds within the framework of the Funds' investment policies, subject to review by the Board of Directors. Advisers also furnishes the Funds with all required management services, facilities, equipment, and personnel.

Although investment decisions for the Funds are made independently from those of the other funds or private accounts managed by Advisers, sometimes the same security is suitable for more than one fund or account. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by the Fund and other funds or accounts may have a detrimental effect on the Funds, as this may affect the price paid or received by the Funds or the size of the position obtainable by the Funds.

Advisers reserves the right, but shall not be obligated, to institute voluntary expense reimbursement programs which, if instituted, shall be in such amounts and based on such terms and conditions as Advisers, in its sole and absolute discretion, determines. Furthermore, Advisers reserves the absolute right to discontinue any of such reimbursement programs at any time without notice to the applicable Fund.

Expenses that relate exclusively to a particular Portfolio or Fund of Advantage Portfolios or Fortis Income, such as custodian charges and registration fees for shares, are charged to that Portfolio or Fund. Other expenses of Fortis Advantage and Fortis Income are allocated pro rata among the Portfolios or Funds in an equitable manner as determined by applicable officers of Fortis Advantage or Fortis Income under the supervision of the Board of Directors, usually on the basis of net assets or number of accounts.

PORTFOLIO TRANSACTIONS AND
ALLOCATION OF BROKERAGE

U.S. GOVERNMENT SECURITIES FUND

As the Fund's portfolio is exclusively composed of debt, rather than equity securities, most of the Fund's portfolio transactions are effected with dealers without the payment of brokerage commissions, but at net prices which usually include a spread or markup. In effecting such portfolio transactions on behalf of the Fund, Advisers seeks the most favorable net price consistent with the best execution. However, frequently Advisers selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction, because of the volatility of the bond market and the desire of Advisers to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield, or both.

Decisions with respect to placement of the Fund's portfolio transactions are made by its investment adviser. The primary consideration in making these decisions is efficiency in the execution of orders and obtaining the most favorable net prices for the applicable Fund. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research services to Advisers. Such research services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows Advisers to supplement its own investment research activities and enables Advisers to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to Advisers, Advisers receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. Advisers believes that most research services obtained by it generally benefits several or all of the investment companies and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit those funds or accounts managed by Advisers which invest in common stock; similarly, services obtained from transactions in fixed income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

Advisers has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided Advisers, except as noted below. However, Advisers does maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of Fund business, in order to encourage certain broker-dealers to provide Advisers with research services which Advisers anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. Advisers will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advisers determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Advisers' overall responsibilities with respect to the accounts as to which Advisers exercises investment discretion. Generally, the Fund pays higher commissions than the lowest rates available.


During the fiscal year ended July 31, 1997, fixed income securities transactions having an aggregate dollar value of approximately $1,386,884,000 (excluding short-term securities) were traded at net prices including a spread or markup; during the same period, the Fund paid no brokerage commissions to brokers involved in the purchase and sale of securities for the Fund's portfolio.


The Fund will not effect any brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with Advisers, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Fund. No commissions were paid to any affiliate of Advisers during the fiscal year ended July 31, 1997.

During the fiscal year ended July 31, 1997, the Fund did not acquire the securities of any of its regular brokers or dealers or the parent of those brokers or dealers that derive more than fifteen percent of their gross revenue from securities-related activities.

STRATEGIC INCOME FUND AND HIGH YIELD PORTFOLIO


The Strategic Income Fund and High Yield Portfolio will not generally incur any brokerage commissions. Fixed income securities, as well as equity securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid. For High Yield Portfolio, and transactions having an aggregate dollar value of approximately $1,247,962,000, respectively (excluding short-term securities), were traded at net prices including a spread or markup during the fiscal year ended July 31, 1997. For High Yield Portfolio transactions, during the fiscal year ended July 31, 1997, the nine-month fiscal period ended July 31, 1996, and the fiscal year ended October 31, 1995, transactions in equity securities had an aggregate dollar value of approximately $1,255,950 $6,412,960, and $1,821,750, respectively for High Yield Portfolio. For the fiscal year ended July 31, 1997, High Yield Portfolio's commissions totaled $2,674, amounting to 0% of average net assets and resulting in an average commission rate of .2%.


Advisers selects and (where applicable) negotiates commissions with the broker-dealers who execute the transactions for the High Yield Portfolio and Strategic Income Fund. The primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of Advisers, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or services to Advisers. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows Advisers to supplement its own investment research activities and enables Advisers to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with broker-dealers who furnish research services to Advisers, Advisers receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the the Funds from these transactions. Advisers believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

Advisers has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of portfolio transactions in exchange for research services provided Advisers, except as noted below. However, Advisers does maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of High Yield Portfolio and Strategic Income Fund business, in order to encourage certain broker-dealers to provide Advisers with research services which Advisers anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. Advisers will authorize High Yield Portfolio and Strategic Income Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advisers determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Advisers' overall responsibilities with respect to the accounts as to which it exercises investment discretion. Generally, the Funds pay higher commissions than the lowest rates available.

The Strategic Income Fund commenced operations on December 1, 1997.


High Yield Portfolio paid $2,674 in commissions (in connection with transactions having an aggregate value of approximately $1,255,950) during the fiscal year ended July 31, 1997. Of this amount, virtually all was paid to broker-dealers who furnished investment research to Advisers, as outlined above.


Neither Strategic Income Fund nor High Yield Portfolio will effect any brokerage transactions in their portfolio securities with any broker-dealer affiliated directly or indirectly with Advisers, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the respective shareholders of the Funds. No commissions were paid to any affiliate of Advisers during the fiscal year ended July 31, 1997 and the fiscal periods ended July 31, 1996 and October 31, 1995.

High Yield Portfolio's acquisitions during the fiscal year ended July 31, 1997, of securities of its regular brokers or dealers or of the parent of those brokers or dealers that derive more than fifteen percent of their gross revenue from securities-related activities is presented below:


                                                    VALUE OF
                                                SECURITIES OWNED
NAME OF ISSUER                                  AT END OF PERIOD
----------------------------------------------  -----------------
U.S. Bank (N.A.)..............................      $  16,000


Fortis Advisers, Inc. has developed written trade allocation procedures for its management of the securities trading activities of its clients. Advisers manages multiple portfolios, both public (mutual funds) and private. The purpose of the trade allocation procedures is to treat the portfolios fairly and reasonably in situations where the amount of a security that is available is insufficient to satisfy the volume or price requirements of each portfolio that is interested in purchasing that security.

Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the requirements for the interested portfolios, the procedures require a pro rata allocation based upon the amounts initially requested by each portfolio manager. In allocating trades made on a combined basis, Advisers seeks to achieve the average price of the securities for each participating portfolio.

Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the procedures provide for exceptions to allocate trades on a basis other than pro rata. Examples of where adjustments may be made include:
(i) the cash position of the portfolios involved in the transaction; and (ii) the relative importance of the security to a portfolio in seeking to achieve its investment objective.

CAPITAL STOCK

Each Funds' shares have a par value of $.01 per share and equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights.


On July 31, 1997, the U.S. Government Securities Fund had approximately 43,542,000 shares outstanding. On September 30, 1997, no person owned of record or, to the Fund's knowledge, beneficially as much as 5% of the outstanding shares of the Fund, except as follows:



Class E:       Fortis Holdings Profit Sharing Trust
               Marshall & Ilsley Trust Co. Trustee
               1000 N. Water Street, 11th Floor,
               Milwaukee, WI 53202-3197 - 8%
Class B:       Marguerite K. Kibbel TOD
               287 Southwood Dr.
               Buffalo, NY 14223-1077 - 6%
Class C:       Thomas F. Thompson TOD
               3609 S. Marson Manor Cir
               Sioux Falls, SD 57103-4724 - 7%
               Silvio Francani
               Rose Hill Escrow Acct
               712 Mobjack PL
               NewPort News, VA 23606-1957 - 24%
               Kathleen Fagerstrom
               16 Sheffield Lane
               Mount Laurel, NJ 08054-3318 - 5%



As of July 31, 1997, Strategic Income Fund had no outstanding shares.

On July 31, 1997, High Yield Portfolio had approximately 27,384,000 outstanding shares. On September 30, 1997, no person owned of record or, to Fortis Advantage's knowledge, beneficially as much as 5% of the outstanding shares except as follows:



Class C:       Brenda A. Gottlieb
               Children's Trust
               Kenneth L. Gottlieb
               U/W Brenda A. Gottlieb
               685 Underwood Road
               Vestal, NY 13850-6039 - 7%

The Funds currently offer their shares in multiple classes, each with different sales arrangements and bearing different expenses. Under the Funds' Articles of Incorporation, the Boards of Directors are authorized to create new portfolios or classes without the approval of the shareholders of the applicable Fund. Each share will have a pro rata interest in the assets of the Fund portfolios to which the shares of that series relates, and will have no interest in the assets of any other Fund portfolio. In the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund, except that, in the case of a series with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class. Each Fund's Board of Directors is also authorized to create new classes without shareholder approval.


None of the Funds are required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at the Funds' expense. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.

COMPUTATION OF NET ASSET VALUE AND PRICING

U.S. GOVERNMENT SECURITIES FUND
On July 31, 1997, the U.S. Government Securities Fund's net asset values per share were calculated as follows:


CLASS E
Net Assets     ($324,642,326)
------------------------             =  Net Asset Value Per Share ($9.16)
Shares Outstanding     (35,453,992)

To obtain the public offering price per share, the 4.5% sales charge had to be added to the net asset value obtained above:



$9.16
----    =  Public Offering Price Per Share ($9.59)
 .955

CLASS A
Net Assets     ($59,127,644)
------------------------        =  Net Asset Value Per Share ($9.16)
Shares Outstanding (6,456,243)

To obtain the public offering price per share, the 4.5% sales charge had to be added to the net asset value obtained above:



$9.16
-----   =  Public Offering Price Per Share ($9.59)
 .955

CLASS B
Net Assets      ($2,826,460)
------------------------        =  Net Asset Value Per Share ($9.14)
Shares Outstanding  (309,239)

CLASS H
Net Assets     ($10,637,336)
------------------------        =  Net Asset Value Per Share ($9.14)
Shares Outstanding (1,164,372)

CLASS C
Net Assets      ($1,444,353)
------------------------
Shares Outstanding  (158,205)   =  Net Asset Value Per Share ($9.13)



STRATEGIC INCOME FUND

On July 31, 1997, the Strategic Income Fund had not commenced operations, and therefore had no assets.

HIGH YIELD PORTFOLIO

On July 31, 1997, the High Yield Portfolio's net asset values per share were calculated as follows:


CLASS A
Net Assets     ($123,115,140)
-------------------------       =  Net Asset Value Per Share ($7.83)
Shares Outstanding(15,725,710)

To obtain the public offering price per share for Class A shares, the 4.5% sales charge must be added to the net asset value obtained above:



$7.83
 ----   =  Public Offering Price Per Share ($8.20)
 .955

CLASS B
Net Assets     ($20,388,129)
------------------------        =  Net Asset Value Per Share ($7.83)
Shares Outstanding (2,604,670)

CLASS H
Net Assets     ($63,789,400)
------------------------        =  Net Asset Value Per Share ($7.82)
Shares Outstanding (8,153,853)

CLASS C
Net Assets      ($7,037,072)
------------------------        =  Net Asset Value Per Share ($7.82)
Shares Outstanding  (899,995)

PRICING

The primary close of trading of the New York Stock Exchange (the "Exchange") currently is 3:00 P.M. (Central Time), but this time may be changed. The offering price for purchase orders received in the office of the Fund after the beginning of each day the Exchange is open for trading is based on net asset value determined as of the primary closing time for business on the Exchange that day; the price in effect for orders received after such close is based on the net asset value as of such close of the Exchange on the next day the Exchange is open for trading.

Generally, the net asset value of the Funds' shares is determined on each day on which the Exchange is open for business. The Exchange is not open for business on the following holidays (nor on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, net asset value need not be determined (i) on days on which changes in the value of the Funds' portfolio securities will not materially affect the current net asset value of the Funds' shares; or (ii) on days during which no Fund shares are tendered for redemption and no orders to purchase or sell Fund shares are received by the Funds.

SPECIAL PURCHASE PLANS

The Funds offer several special purchase plans, described in the Prospectus, which allow reduction or elimination of the sales charge for Class A and E shares under certain circumstances. Additional information regarding some of the plans is as follows:

STATEMENT OF INTENTION

The 13-month period is measured from the date the letter of intent is approved by Investors, or at the purchaser's option it may be made retroactive 90 days, in which case Investors will make appropriate adjustments on purchases during the 90-day period.

In computing the total amount purchased for purposes of determining the applicable sales commission, the public offering price (at the time they were purchased) of shares currently held in the Fortis Funds having a sales charge and purchased within the past 90 days may be used as a credit toward Fund shares to be purchased under the Statement of Intention. Any such fund shares purchased during the remainder of the 13-month period also may be included as purchases made under the Statement of Intention.

The Statement of Intention includes a provision for payment of additional applicable sales charges at the end of the period in the event the investor fails to purchase the amount indicated. This is accomplished by holding in escrow the number of shares represented by the sales charge discount. If the investor's purchases equal those specified in the Statement of Intention, the escrow is released. If the purchases do not equal those specified in the Statement of Intention, the shareholder may remit to Investors an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges that would have been paid on the aggregate purchases if the total of such purchases had been made at a single time. If the purchaser does not remit this sum to Investors on a timely basis, Investors will redeem the escrowed shares. The Statement of Intention is not a binding obligation on the part of the investor to purchase, or the Fund to sell, the full amount indicated. Nevertheless, the Statement of Intention should be read carefully before it is signed.

TAX SHELTERED RETIREMENT PLANS

IRAS AND TAX QUALIFIED RETIREMENT PLANS. Individual taxpayers can defer taxes on current income by investing in certain tax qualified retirement plans established by their employer's Plans or Individual Retirement Accounts (IRAs) for retirement. IRAs may be opened by anyone who has earned compensation for services rendered. Certain reductions in sales charges set forth under "How to Buy Fund Shares" in the Fund's Prospectus are available to any organized group of individuals desiring to establish IRAs for the benefit of its members. If you are interested in one of these accounts, contact Investors for copies of our plans. You should check with your tax adviser before investing.

TRADITIONAL IRA. Under current Federal tax law, IRA depositors generally may contribute 100% of their earned income up to a maximum of $2,000 (including sales charge). Contributions up to $2,000 (including sales charge) can be made to IRA accounts for a nonemployed spouse. All shareholders who, along with their spouse, are not active participants in an employer sponsored retirement plan or who have adjusted gross income below a specified level can deduct such contributions (there is a partial deduction for higher income levels up to a specified amount) from taxable income so that taxes are put off until retirement, when reduced overall income and added deductions may result in a lower tax rate. There are penalty taxes for withdrawing this retirement money before reaching age 59 1/2 (unless the investor dies, is disabled, or withdraws equal installments over a lifetime). In addition, there are penalties on insufficient payouts after age 70 1/2, excess contributions, and excess distributions.

ROTH IRA. For tax years beginning January 1, 1998, a new type of IRA, called the Roth IRA will be available. Roth IRAs are different from traditional IRAs in that contributions are never tax deductible and earnings on amounts held in the account can be withdrawn tax-free if the funds remain in the IRA for at least 5 years and the IRA holder is at least 59 1/2 at the time of the withdrawal. Roth IRAs are also available for nonworking spouses. The ability to make a contribution to a Roth IRA is phased out for individuals whose incomes exceed specific limits.

EDUCATION IRA. For tax years beginning January 1, 1998, individuals can also establish an IRA to be used for the education expenses of a child. Contributions are limited to $500 per child per year and are not deductible when made. Earnings on amounts held in the account can be withdrawn tax-free provided they are used for undergraduate or graduate education expenses of the child before the child reaches age 30. The ability to make a contribution to an Education IRA is phased out for individuals whose incomes exceed specific limits.

Each Fund may advertise the number or percentage of its shareholders, or the amount or percentage of its assets, which are invested in retirement accounts or in any particular type of retirement account. Such figures also may be given on an aggregate basis for all of the funds managed by Advisers. Any retirement plan numbers may be compared to appropriate industry averages.

TAX SAVINGS AND YOUR IRA--A FULLY TAXABLE INVESTMENT COMPARED TO AN INVESTMENT THROUGH AN IRA

The following table shows the yield on an investment of $2,000 made at the beginning of each year for a period of 10 years and a period of 20 years. For illustrative purposes only, the table assumes an annual rate of return of 8%.

                           FULLY        FULLY      PARTIALLY
                          TAXABLE    DEDUCTIBLE   DEDUCTIBLE   NON-DEDUCTIBLE
                        INVESTMENT      IRA*         IRA**         IRA***
                        -----------  -----------  -----------  ---------------
10 years - 15% Federal   $  24,799    $  31,291    $  28,944      $  26,597
 tax bracket

10 years - 28% Federal   $  19,785    $  31,291    $  26,910      $  32,530
 tax bracket

10 years - 31% Federal   $  18,702    $  31,291    $  26,441      $  21,591
 tax bracket

10 years - 36% Federal   $  16,597    $  31,291    $  25,659      $  20,026
 tax bracket

10 years - 39.6%         $  15,744    $  31,291    $  25,095      $  18,900
 Federal tax bracket

20 years - 15% Federal   $  72,515    $  98,846    $  91,432      $  84,019
 tax bracket

20 years - 28% Federal   $  54,236    $  98,846    $  85,007      $  71,169
 tax bracket

20 years - 31% Federal   $  50,526    $  98,846    $  83,525      $  68,204
 tax bracket

20 years - 36% Federal   $  44,722    $  98,846    $  81,054      $  63,261
 tax bracket

20 years - 39.6%         $  40,820    $  98,846    $  79,274      $  59,703
 Federal tax bracket

------------------------------
  * This column assumes that the entire $2,000 contribution each year is tax deductible. Tax on income earned on the IRA is deferred.
 ** This column assumes that only $1,000 of the $2,000 contribution each year is tax deductible. Tax on income earned in the IRA is deferred.
*** This column assumes that none of the $2,000 contribution each year is tax deductible. Tax on income earned in the IRA is deferred.

The 15% Federal income tax bracket applies to taxable income up to and including $41,200 for married couples filing jointly and $24,650 for unmarried individuals. The 28% Federal income tax rate applies to taxable income from $41,200, to $99,600 for married couples filing jointly and to taxable income from $24,650 to $59,750 for unmarried individuals. The 31% Federal income tax applies to taxable income from $99,600 to $151,750 for married couples filing jointly and to taxable income from $59,750 to $124,650 for unmarried individuals. The 36% Federal income tax rate applies to taxable income from $151,750 to $271,050 for married couples filing jointly and to taxable income from $124,650 to $271,050 for unmarried individuals. The 39.6% Federal income tax rate applies to taxable income above $271,050 for married couples filing jointly and to taxable income above $271,050 for unmarried individuals. (Although the above table reflects the nominal Federal tax rates, the effective Federal tax rates exceed those rates for certain taxpayers because of the phase-out of personal exemptions and the partial disallowance of itemized deductions for taxpayers above certain income levels).

The table reflects only Federal income tax rates, and not any state or local income taxes.
---------------------------------------------------

If you change your mind about opening your IRA, you generally have seven days after receipt of notification within which to cancel your account. To do this, you must send a written cancellation to Investors (at its mailing address listed on the cover page) within that seven day period. If you cancel within seven days, any amounts invested in the Fund will be returned to you, together with any sales charge. If your investment has declined, Investors will make up the difference so that you receive the full amount invested.

PENSION; PROFIT-SHARING; IRA; 403(b). Tax qualified retirement plans also are available, including pension and profit-sharing plans, IRA's, and Section 403(b) salary reduction arrangements. The Section 403(b) salary reduction arrangement is principally for employees of state and municipal school systems and employees of many types of tax-exempt or nonprofit organizations. Persons desiring information about such Plans, including their availability, should contact Investors. All the Retirement Plans summarized above involve a long-term commitment of assets and are subject to various legal requirements and restrictions. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to establishing such a plan.

TAX-QUALIFIED PLAN CUSTODIANS AND TRUSTEES. Current fees: IRA and 403(b)-- $10 annually; self-employed or small group corporate plan--$15 initial fee plus $30 annually (plus $5 annually per participant account and a per participant account termination fee of $25). First Trust National Association is the Custodian under the IRA and 403(b) plans. If a shareholder pays custodial fees by separate check, they will not be deducted from his or her account and will not constitute excess contributions. First Trust National Association also acts as Trustee under the self-employed and small group corporate plans. The bank reserves the right to change its fees on 30 days' prior written notice.

WITHHOLDING. Generally, distributions from accounts for tax qualified plans are subject to either mandatory 20% federal tax withholding or optional federal income tax withholding. Mandatory income tax withholding will not apply if the payee elects to directly roll his or her distribution to either an IRA or another qualified retirement plan. Any payee entitled to optional federal income tax withholding electing to have no withholding must do so in writing, and must do so at or before the time that payment is made. A payee is not permitted to elect no withholding if he or she is subject to mandatory backup withholding under Federal law for failure to provide his or her tax identification number or for failure to report all dividend or interest payments. Payees from 403(b) and tax qualified plans also are not permitted to elect out of withholding except as regards systematic partial withdrawals extending over 10 or more years.

For IRAs, the withholding amount is 10% of the amount withdrawn.

Withholding for non-resident aliens is subject to special rules. When payment is made to a plan trustee, Advisers assumes no responsibility for withholding. Subsequent payment by the trustee to other payees may require withholding. Such withholding is the responsibility of the plan trustee or of the plan administrator.

Any amounts withheld may be applied as a credit against Federal tax subsequently due.

GIFTS OR TRANSFERS TO MINOR CHILDREN

This gift or transfer is registered in the name of the custodian for a minor under the Uniform Transfers to Minors Act (in some states the Uniform Gifts to Minors Act). Dividends or capital gains distributions are taxed to the child, whose tax bracket is usually lower than the adult's. However, if the child is under 14 years old and his or her unearned income is more than $1,300 per year, then that portion of the child's income which exceeds $1,300 per year will be taxed to the child at the parents' top rate. Control of the Fund shares passes to the child upon reaching a specified adult age (either 18 or 21 years in most states).

SYSTEMATIC INVESTMENT PLAN

The Funds provide a convenient, voluntary method of purchasing shares in the Funds through their "Systematic Investment Plan."

The principal purposes of the Plan are to encourage thrift by enabling you to make regular purchases in amounts less than normally required, and to employ the principle of dollar cost averaging, described below.

By acquiring Fund shares on a regular basis pursuant to a Systematic Investment Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of dollar cost averaging. Under dollar cost averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. It is essential that the investor consider his or her financial ability to continue this investment program during times of market decline as well as market rise. The principle of dollar cost averaging will not protect against loss in a declining market, as a loss will result if the plan is discontinued when the market value is less than cost.

An investor has no obligation to invest regularly or to continue the Plan, which may be terminated by the investor at any time without penalty. Under the Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs Investors in writing to pay them in cash. Investors reserves the right to increase or decrease the amount required to open and continue a Plan, and to terminate any Plan after one year if the value of the amount invested is less than the amount indicated.

EXCHANGE PRIVILEGE

The amount to be exchanged must meet the minimum purchase amount of the fund being purchased.

Shareholders should consider the differing investment objectives and policies of these other funds prior to making such exchange.

For Federal tax purposes, except where the transferring shareholder is a tax qualified plan, a transfer between funds is a taxable event that probably will give rise to a capital gain or loss. Furthermore, if a shareholder carries out the exchange within 90 days of purchasing the shares in the Fund, the sales charge incurred on that purchase cannot be taken into account for determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other fund is reduced because of the exchange privilege. However, the amount of the sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

REINVESTED DIVIDEND/CAPITAL GAINS DISTRIBUTIONS BETWEEN
FORTIS FUNDS

This privilege is based upon the fact that such orders are generally unsolicited and the resulting lack of sales effort and expense.

PURCHASES BY FORTIS INCOME DIRECTORS OR OFFICERS

This privilege is based upon their familiarity with the Fund and the resulting lack of sales effort and expense.

PURCHASES BY FORTIS, INC. (OR ITS SUBSIDIARIES) OR ASSOCIATED PERSONS

This privilege is based upon the relationship of such persons to the Fund and the resulting economies of sales effort and expense.

PURCHASES BY REPRESENTATIVES OR EMPLOYEES OF BROKER-DEALERS

This privilege is based upon the presumed knowledge such persons have about the Fund as a result of their working for a company selling the Funds' shares and resulting economies of sales effort and expense.

PURCHASES BY CERTAIN RETIREMENT PLANS

This privilege is based upon the familiarity of such investors with the Funds and the resulting lack of sales effort and expense.

PURCHASES BY REGISTERED INVESTMENT COMPANIES

This privilege is based upon the generally unsolicited nature of such purchases and the resulting lack of sales effort and expense.

PURCHASES WITH PROCEEDS FROM REDEMPTION OF UNRELATED MUTUAL FUND SHARES OR SURRENDER OF CERTAIN FIXED ANNUITY CONTRACTS

SHAREHOLDERS OF UNRELATED MUTUAL FUNDS WITH SALES LOADS--This privilege is based upon the existing relationship of such persons with their broker-dealer or registered representative and/or the familiarity of such shareholders with mutual funds as an investment concept, with resulting economies of sales effort and expense.

OWNERS OF A FIXED ANNUITY CONTRACT NOT DEEMED A SECURITY UNDER THE SECURITIES LAWS--This privilege is based upon the existing relationship of such persons with their broker-dealer or registered representative and/or the lower acquisition costs associated with such sale, with resulting economies of sales effort and expense.

PURCHASES BY EMPLOYEES OF CERTAIN BANKS AND OTHER FINANCIAL SERVICES FIRMS

This privilege is based upon the familiarity of such investors with the Funds and the resulting lack of sales effort and expense.

PURCHASES BY COMMERCIAL BANKS OFFERING SELF DIRECTED 401(K) PROGRAMS CONTAINING BOTH POOLED AND INDIVIDUAL INVESTMENT OPTIONS

This privilege is based upon the existing relationship of such persons with their broker-dealer or registered representative and/or the lower acquisition costs associated with such sale, with resulting economies of sales effort and expense.

PURCHASES BY INVESTMENT ADVISERS, TRUST COMPANIES, AND BANK TRUST DEPARTMENTS EXERCISING DISCRETIONARY INVESTMENT AUTHORITY OR USING A MONEY MANAGEMENT/MUTUAL FUND "WRAP" PROGRAM

This privilege is based upon the familiarity of such investors with the Funds and the resulting lack of sales effort and expense.

PURCHASES BY CERTAIN PERSONS ASSOCIATED WITH THE PATHFINDER FUND

This privilege is based upon their familiarity with the U.S. Government Securities Fund stemming from the Fund's acquisition of Pathfinder Fund and resulting economies of sales effort and expense.

PURCHASES BY CERTAIN CARNEGIE INTERMEDIATE GOVERNMENT SERIES (OF CARNEGIE GOVERNMENT SECURITIES TRUST) AND CERTAIN DIVERSIFIED INCOME SERIES (OF CARNEGIE-CAPIELLO TRUST) ACCOUNTS

This privilege is based upon their familiarity with the applicable Fund stemming from its acquisition of the applicable series and resulting economies of sales effort and expense.


PURCHASES BY CERTAIN TIME INSURANCE COMPANY MEDICAL SAVINGS ACCOUNTS



This privilege is based upon their familiarity with the applicable Fund stemming from its acquisition of the applicable series and resulting economies of sales effort and expense.


REDEMPTION

The obligation of each Fund to redeem its shares when called upon to do so by the shareholder is mandatory with certain exceptions. The Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. When redemption requests exceed such amount, however, the Fund reserves the right to make part or all of the payment in the form of readily marketable securities or other assets of the Fund. An example of when this might be done is in case of emergency, such as in those situations enumerated in the following paragraph, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sold such securities, he or she probably would incur brokerage charges.

Redemption of shares, or payment, may be suspended at time (a) when the Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. The Exchange is not open for business on the following holidays (nor on the nearest Monday or Friday if the holiday falls on a weekend), on which the Fund will not redeem shares: New Year's Day, Martin Luther King, Jr. Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

There is no charge for redemption, nor do the Funds contemplate establishing a charge, although it has the right to do so. In the event a charge were established, it would apply only to persons who became shareholders after such charge was implemented, and it would not, in any event, exceed 1% of the net asset value of the shares redeemed. Should further public sales ever be discontinued, the Funds may deduct a proportionate share of the cost of liquidating assets from the asset value of the shares being redeemed, in order to protect the equity of the other shareholders.

SYSTEMATIC WITHDRAWAL PLAN

An investor may open a "Systematic Withdrawal Plan" providing for withdrawals of $50 or more per quarter, semiannually, or annually if he or she has made a minimum investment in Fund shares of $4,000 ($50 or more per month if at least $10,000 has been invested), or has acquired and deposited shares having either an original cost, or current value computed on the basis of the offering price, equal to the appropriate amount. The minimum amount which may be withdrawn of $50 per month is a minimum only, and should not be considered a recommendation.

These payments may constitute return of capital, and it should be understood that they do not represent a yield or return on investment and that they may deplete or eliminate the investment. The shareholder cannot be assured of receiving payment for any specific period because payments will terminate when all shares have been redeemed. The number of such payments will depend on the amount of each payment, the frequency of each payment, and the increase (or decrease) in value of the remaining shares.

Under this Plan, any distributions of income and realized capital gains are reinvested at net asset value. If a shareholder wishes to purchase additional shares of the Funds under this Plan, other than by reinvestment of distributions, it should be understood that he or she would be paying a sales commission on such purchases, while liquidations effected under the Plan would be at net asset value. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. Additions to a shareholder account in which an election has been made to receive systematic withdrawals will be accepted only if each such addition is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. A shareholder may not have a "Systematic Withdrawal Plan" and a "Systematic Investment Plan" in effect simultaneously, as it is not, as explained above, advantageous to do so.

The Plan is voluntary, flexible, and under the shareholder's control and direction at all times, and does not limit or alter his or her right to redeem shares. The Plan may be terminated in writing at any time by either the shareholder or the applicable Fund. The cost of operating the Plan is borne by Advisers. The redemption of Fund shares pursuant to the Plan is a taxable event to the shareholder.

REINVESTMENT PRIVILEGE

In order to allow investors who have redeemed Fund shares an opportunity to reinvest, without additional cost, a one-time privilege is offered whereby an investor may reinvest in the Fund, or in any other fund underwritten by Investors and available to the public, without a sales charge. The reinvestment privilege must be exercised in an amount not exceeding the proceeds of redemption; must be exercised within 60 days of redemption; and only may be exercised once with respect to the Fund.

The purchase price for Fund shares will be based upon net asset value at the time of reinvestment, and may be more or less than the redemption value. Should an investor utilize the reinvestment privilege within 30 days following a redemption which resulted in a loss, all or a portion of that loss may not be currently deductible for Federal income tax purposes. Exercising the reinvestment privilege would not alter any capital gains taxes payable on a realized gain. Furthermore, if a shareholder redeems within 90 days of purchasing the shares in the Fund, the sales charge incurred on that purchase cannot be taken into account for determining the shareholder's gain or loss on the sale of those shares.

TAXATION

The U.S. Government Securities Fund and High Yield Portfolio qualified in their tax years ended July 31, 1997, and all three Funds intend to qualify in the future, as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Funds so qualify, the Funds are not taxed on the income they distribute to their shareholders.

Under the Code, each Fund is treated as a separate entity for Federal tax purposes. Therefore, each Fund is treated separately in determining whether it qualifies as a regulated investment company and for purposes of determining the net ordinary income (or loss), net realized capital gains (or losses), and distributions necessary to relieve each Fund of any Federal income tax liability.


For individuals, estates and trusts, long-term capital gains, which are realized on the sale or exchange of capital assets held for more than 18 months, are subject to a maximum federal income tax rate of 20%, while ordinary income is subject to a maximum rate of 39.6%. Mid-term capital gains, which are realized on the sale or exchange of capital assets held more than one year but not more than 18 months, are subject to a maximum federal income tax rate of 28%.


If more than 50% of the Strategic Income Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service pursuant to which shareholders will be required to include their pro rata portions of foreign taxes paid by the Fund as income received by them. Shareholders may then either deduct such pro rata portions in computing their taxable income or use them as foreign tax credits against their United States income taxes. If the Fund makes such an election, it will report annually to each shareholder the amount of foreign taxes to be included in income and then either deducted or credited.

Alternatively, if the amount of foreign taxes paid by Strategic Income Fund is not large enough to warrant its making the election described above, the Fund may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case, shareholders would not be required to include any amount of foreign taxes paid by the Fund in their income and would not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount of foreign tax credit for taxes paid by the Fund.

Under the Code, each Fund is subject to a nondeductible excise tax for each calendar year equal to 4 percent of the excess, if any, of the amount required to be distributed over the amount distributed. However, the excise tax does not apply to any income on which the Fund pays income tax. In order to avoid the imposition of the excise tax, the Fund generally must declare dividends by the end of a calendar year representing at least 98 percent of the Fund's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year.

Except for the transactions that Strategic Income Fund or High Yield Portfolio has identified as hedging transactions, each Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts, options, and forward currency contracts as of the end of the year as well as those actually realized during the year. Except for transactions in futures contracts, options, or forward currency contracts that are classified as part of a "mixed straddle," gain or loss recognized with respect to such contract or contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. In the case of a transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

Sales of futures contracts, options, or forward currency contracts that are intended to hedge against a change in the value of securities or currencies held by Strategic Income Fund or High Yield Portfolio may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the requirement that a regulated investment company derive at least 90% of its gross income from dividends, interest and certain types of payment related to its investment in stock or securities. For its taxable year beginning August 1, 1997, High Yield Portfolio is still subject to the requirement that a regulated investment company derive less than 30% of its gross income from the sale or disposition of stock or securities, or options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies), or foreign currencies if such foreign currencies are not directly related to the company's principal business of investing in stocks or securities (the "30% test"). (The 30% test has been repealed for taxable years of all regulated investment companies beginning after August 5, 1997.) In order to avoid realizing excessive gains on securities or currencies held less than three months, High Yield Portfolio may be required to defer the closing out of futures contracts, options, or forward currency contracts beyond the time when it would otherwise be advantageous to do so. It is expected that unrealized gains on futures contracts, options, or forward currency contracts, which have been open for less than three months as of the end of High Yield Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test, as discussed above.

If either Fund invests in zero coupon obligations upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. If a Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, the Fund is required to accrue as ordinary interest income a portion of such original issue discount even though they receive no cash currently as interest payment on the obligation. Similarly, in the case of PIK's, Strategic Income Fund and High Yield Portfolio are required to recognize interest income in the amount of the fair market value of the securities received as interest payments on the PIK's, even though they receive no cash. Furthermore, if a Fund invests in U.S. Treasury inflation-protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Funds are required to distribute substantially all of their net investment income (including accrued original issue discount and interest income attributable to PIK's) in order to be taxed as regulated investment companies, they may be required to distribute an amount greater than the total cash income a Fund actually receives. Accordingly, in order to make the required distribution, a Fund may be required to borrow or to liquidate securities.

Pursuant to a special provision in the Code, if Fund shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of such shares will be a long-term capital loss to the extent of such long-term capital gain distribution, unless such sale or other disposition is pursuant to a Systematic Withdrawal Plan.

Under the Code, each Fund is required to withhold and remit to the U.S. Treasury 31% of dividend and capital gain income on the accounts of certain shareholders who fail to provide a correct tax identification number, fail to certify that they are not subject to backup withholding, or are subject to backup withholding for some other reason.


At July 31, 1997, High Yield Portfolio had capital loss carry forwards of $12,157,664, which, if not offset by subsequent capital gains, will expire in 2003. At July 31, 1997, the U.S. Government Securities Fund had capital loss carry-forwards of $72,061,071, which, if not offset by subsequent capital gains, will expire in 1998 through 2006. It is unlikely the Funds' Boards of Directors will authorize a distribution of any net realized gains until the available capital loss carryovers have been offset or expired.


The foregoing is a general discussion of the Federal income tax consequences of an investment in the Funds as of the date of this Statement of Additional Information. Distributions from net investment income and from net realized capital gains may also be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, or local taxes.

UNDERWRITER

On December 5, 1996, the Board of Directors of U.S Government Securities Fund and High Yield Portfolio (including a majority of the directors who are not parties to the contract, or interested persons of any such party) last approved such Funds' separate Underwriting Agreements with Investors dated November 14, 1994, which became effective November 14, 1994. On September 18, 1997, the Board of Directors of Strategic Income Fund approved the Fund's Underwriting Agreement with Investors dated September 18, 1997, which became effective December 1, 1997. The Funds' respective Underwriting Agreements may be terminated by the Funds or Investors at any time by the giving of 60 days' written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Underwriting Agreements shall continue in effect for more than two years after its execution only so long as such continuance is also approved by the vote of a majority of the directors who are not parties to such Underwriting Agreements, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement requires Investors or Advisers to pay all promotional expenses in connection with the distribution of Fund shares, including paying for printing and distributing prospectuses and shareholder reports to new shareholders, and the costs of sales literature. See "Plan of Distribution," below, regarding fees paid to Investors to be used to compensate those who sell Fund shares and to pay certain other expenses of selling Fund shares.

In the Underwriting Agreement, Investors undertakes to indemnify the Funds against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon the Funds in any way arising out of or in connection with the sale or distribution of the Funds' shares, except to the extent that such liability is the result of information which was obtainable by Investors only from persons affiliated with the Funds but not with Investors.

PLAN OF DISTRIBUTION

The policy of having the Funds compensate those who sell Fund shares has been adopted pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1(b) provides that any payments made by the Fund in connection with financing the distribution of its shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. In addition, Rule 12b-1(b)(1) requires that such plan be approved by a majority of the Fund's outstanding shares, and Rule 12b-1(b)(1) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors who are not interested persons of the Fund and have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement.

Rule 12b-1(b)(3) requires that the plan or agreement provide in substance:

 (i) That it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph
(b)(2) of Rule 12b-1;

 (ii) That any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the plan or any related agreement shall provide to the Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purpose for which such expenditures were made; and

(iii) In the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan, or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the Fund.

Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1.

Rule 12b-1(c) provides that the Fund may rely on Rule 12b-1(b) only if the selection and nomination of the disinterested directors of the Fund are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the Fund may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders.

The Board of Directors of U.S. Government Securities Fund and High Yield Portfolio last approved the plan on December 5, 1996. The Board of Directors of the Strategic Income Fund approved the plan on September 18, 1997.

PERFORMANCE

The "yield" refers to the income generated by an investment over a 30-day (or one month) period (which period will be stated in the advertisement). It is calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission Rules) earned during the period by the maximum offering price per share on the last day of the period. The result is then "annualized" using a formula that provides for semiannual compounding of income. The following summarizes the yield for the U.S. Government Securities Fund's and High Yield Portfolio's for the 30-day period ended July 31, 1997. Since the Strategic Income Fund had not commenced operations as of July 31, 1997, no yield information is provided. The U.S. Government Securities Fund's yields for the 30-day period ended July 31, 1997 were as follows:


                                 Class A--5.44%
                                 Class B--4.94%
                                 Class H--4.94%
                                 Class C--4.94%
                                 Class E--5.68%


The High Yield Portfolio's yields for the 30-day period ended July 31, 1997 were as follows:


                                 Class A--8.76%
                                 Class B--8.53%
                                 Class H--8.53%
                                 Class C--8.53%


While each Fund's yield may be compared to that of "CDS" (insured, fixed rate certificates of deposit issued by financial institutions), the Funds' yields are not fixed and an investment in the Fund is not insured.

U.S. GOVERNMENT SECURITIES FUND

$1,000 SINGLE INVESTMENT


                                            REINVESTED    CLASS E                         TOTAL
YEAR ENDED     VALUE OF INITIAL           CAPITAL GAINS           REINVESTED           CUMULATIVE      % YEARLY
 JULY 31,    $1,000 INVESTMENT($)    +   DISTRIBUTIONS($)    +   DIVIDENDS($)    =      VALUE($)        CHANGE
    88               938                         0                     90                 1,028           2.8%
    89               957                         0                    197                 1,154          12.3%
    90               936                         0                    306                 1,242           7.6%
    91               943                         0                    431                 1,374          10.6%
    92               972                         0                    570                 1,542          12.2%
    93               975                         0                    702                 1,677           8.8%
    94               877                         5                    750                 1,632          (2.7)%
    95               876                         5                    877                 1,758           7.7%
    96               862                         5                    980                 1,847           5.1%
    97               890                         5                  1,138                 2,033          10.1%
                                                                                     Last five years     25.9%
                                    CUMULATIVE TOTAL RETURN                          Last ten years     103.3%



                                            REINVESTED     CLASS A                         TOTAL
YEAR ENDED     VALUE OF INITIAL            CAPITAL GAINS           REINVESTED           CUMULATIVE      % YEARLY
 JULY 31,    $1,000 INVESTMENT($)    +   DISTRIBUTIONS($)     +   DIVIDENDS($)    =      VALUE($)        CHANGE
    95*               998                        0                      53                 1,051            5.1%
    96                982                        0                     120                 1,102            4.9%
    97              1,014                        0                     195                 1,209            9.7%
                                     CUMULATIVE TOTAL RETURN                          Life of Class        20.9%



                                            REINVESTED     CLASS B                         TOTAL
YEAR ENDED     VALUE OF INITIAL            CAPITAL GAINS           REINVESTED           CUMULATIVE      % YEARLY
 JULY 31,    $1,000 INVESTMENT($)    +   DISTRIBUTIONS($)     +   DIVIDENDS($)    =      VALUE($)        CHANGE
    95*             1,045                        0                      50                 1,095            9.5%
    96              1,027                        0                     112                 1,139            4.0%
    97              1,059                        0                     182                 1,241            9.0%
                                     CUMULATIVE TOTAL RETURN                          Life of Class        24.1%



                                            REINVESTED     CLASS H                         TOTAL
YEAR ENDED     VALUE OF INITIAL            CAPITAL GAINS           REINVESTED           CUMULATIVE      % YEARLY
 JULY 31,    $1,000 INVESTMENT($)    +   DISTRIBUTIONS($)     +   DIVIDENDS($)    =      VALUE($)        CHANGE
    95*             1,045                        0                      50                 1,095            9.5%
    96              1,027                        0                     112                 1,139            4.0%
    97              1,059                        0                     181                 1,240            8.9%
                                     CUMULATIVE TOTAL RETURN                          Life of Class        24.0%



                                            REINVESTED     CLASS C                         TOTAL
YEAR ENDED     VALUE OF INITIAL            CAPITAL GAINS           REINVESTED           CUMULATIVE      % YEARLY
 JULY 31,    $1,000 INVESTMENT($)    +   DISTRIBUTIONS($)     +   DIVIDENDS($)    =      VALUE($)        CHANGE
    95*             1,044                        0                      49                 1,093            9.3%
    96              1,025                        0                     112                 1,137            4.0%
    97              1,058                        0                     181                 1,239            9.0%
                                     CUMULATIVE TOTAL RETURN                          Life of Class        23.9%

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)


                              1        2        3        4        5         6         7        8        9       10
MOST RECENT:                YEAR     YEARS    YEARS    YEARS    YEARS     YEARS     YEARS    YEARS    YEARS    YEARS
Class E                     5.12%    5.10%    5.96%    3.72%     4.71%     5.92%    6.59%    6.72%    7.32%    7.35%
Class A                     4.84%    4.82%    7.26%*     --        --        --       --       --       --       --
Class B**                   8.96%    6.45%    8.27%*     --        --        --       --       --       --       --
Class B***                  5.35%    4.74%    7.39%      --        --        --       --       --       --       --
Class H**                   8.95%    6.45%    8.26%*     --        --        --       --       --       --       --
Class H***                  5.34%    4.74%    7.39%      --        --        --       --       --       --       --
Class C**                   8.98%    6.46%    8.23%      --        --        --       --       --       --       --
Class C***                  7.96%    6.45%    8.23%      --        --        --       --       --       --       --



Cumulative total return is the increase in value of a hypothetical $1,000 investment made at the beginning of the advertised period. It may be expressed in terms of dollars or percentage. Average annual total return is the annual compounded rate of return based upon the same hypothetical investment. The above tables each include reduction due to the maximum 4.5% sales charge and assume quarterly reinvestment of all dividend and capital gains distributions. Had dividends and capital gains distributions been taken in cash, with no shares being acquired through reinvestment, the cash payments for Classes E, A, B, C, and H for the period would have been $3, $0, $0, $0, and $0, respectively, for capital gains distributions and $763, $176, $165, $165 and $165, respectively, for income dividends, and the value of the shares as of July 31, 1997, would have been $890, $1,014, $1,059, $1,058, and $1,059, respectively. All figures are based upon historical earnings and are not intended to indicate future performance. Investment return and share value fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. No adjustment has been made for a shareholder's income tax liability on dividends or capital gains.

------------------------------
  * Since November 14, 1994 inception.

 ** Does not include contingent deferred sales charge.


*** Includes contingent deferred sales charge, assuming full redemption on July
    31, 1997.

HIGH YIELD PORTFOLIO

$1,000 SINGLE INVESTMENT


                                            REINVESTED     CLASS A                         TOTAL
YEAR ENDED     VALUE OF INITIAL            CAPITAL GAINS           REINVESTED           CUMULATIVE      % YEARLY
 JULY 31,    $1,000 INVESTMENT($)    +   DISTRIBUTIONS($)     +   DIVIDENDS($)    =      VALUE($)        CHANGE
    88*              949                         0                      61                 1,010             1.0%
    89               906                         0                     185                 1,091             8.0
    90               689                         7                     274                   970           (11.1)%
    91               713                         7                     436                 1,156            19.2%
    92               778                         8                     628                 1,414            22.3%
    93               820                         8                     828                 1,656            17.1%
    94               782                         8                     964                 1,754             5.9%
    95               758                         8                   1,141                 1,907             8.7%
    96               722                         7                   1,282                 2,011             5.5%
    97               748                         7                   1,548                 2,303            14.5%
                                                                                      Last five years       55.6%
                                     CUMULATIVE TOTAL RETURN                          Life of Class        130.3%



                                            REINVESTED     CLASS B                         TOTAL
YEAR ENDED     VALUE OF INITIAL            CAPITAL GAINS           REINVESTED           CUMULATIVE      % YEARLY
 JULY 31,    $1,000 INVESTMENT($)    +   DISTRIBUTIONS($)     +   DIVIDENDS($)    =      VALUE($)        CHANGE
    95**            1,008                        0                      82                 1,090            9.0%
    96                961                        0                     183                 1,144            5.0%
    97                995                        0                     307                 1,302           13.8%
                                     CUMULATIVE TOTAL RETURN                          Life of Class        30.2%



                                            REINVESTED     CLASS H                         TOTAL
YEAR ENDED     VALUE OF INITIAL            CAPITAL GAINS           REINVESTED           CUMULATIVE      % YEARLY
 JULY 31,    $1,000 INVESTMENT($)    +   DISTRIBUTIONS($)     +   DIVIDENDS($)    =      VALUE($)        CHANGE
    95**            1,008                        0                      82                 1,090            9.0%
    96                959                        0                     183                 1,142            4.8%
    97                994                        0                     306                 1,300           13.8%
                                     CUMULATIVE TOTAL RETURN                          Life of Class        30.0%



                                            REINVESTED     CLASS C                         TOTAL
YEAR ENDED     VALUE OF INITIAL            CAPITAL GAINS           REINVESTED           CUMULATIVE      % YEARLY
 JULY 31,    $1,000 INVESTMENT($)    +   DISTRIBUTIONS($)     +   DIVIDENDS($)    =      VALUE($)        CHANGE
    95**            1,008                        0                      82                 1,090            9.0%
    96                959                        0                     183                 1,142            4.8%
    97                994                        0                     306                 1,300           13.8%
                                     CUMULATIVE TOTAL RETURN                          Life of Class        30.0%


                              HIGH YIELD PORTFOLIO
                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)


                                                                                                       LIFE
                                      2       3       4       5       6        7        8       9       OF
MOST RECENT:               1 YEAR   YEARS   YEARS   YEARS   YEARS   YEARS    YEARS    YEARS   YEARS   CLASS
Class A                     9.36%   7.39%   7.82%   7.34%   9.24%   11.32%   12.40%   9.15%   9.03%    9.10%
Class B***                 13.81%   9.29%     --      --      --       --       --      --      --    10.20%**
Class B****                10.21%   7.62%     --      --      --       --       --      --      --     9.35%**
Class H***                 13.82%   9.22%     --      --      --       --       --      --      --    10.15%**
Class H****                10.22%   7.56%     --      --      --       --       --      --      --     9.30%**
Class C***                 13.82%   9.23%     --      --      --       --       --      --      --    10.17%**
Class C****                12.82%   9.23%     --      --      --       --       --      --      --    10.17%**



Cumulative total return is the increase in value of a hypothetical $1,000 investment made at the beginning of the advertised period. It may be expressed in terms of dollars or percentage. Average annual total return is the annual compounded rate of return based upon the same hypothetical investment. The above tables each include reduction due to the maximum 4.5% sales charge and assume quarterly reinvestment of all dividend and capital gains distributions. Had dividends and capital gains distributions been taken in cash, with no shares being acquired through reinvestment, the cash payments for Classes A, B, C, and H, for the period would have been $6, $0, $0, and $0, respectively, for capital gains distributions and $865, $264, $264, and $264, respectively for income dividends, and the value of the shares as of July 31, 1997, would have been $748, $995, $994 and $994, respectively. All figures are based upon historical earnings and are not intended to indicate future performance. Investment return and share value fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. No adjustment has been made for a shareholder's income tax liability on dividends or capital gains.

------------------------------

   * Since January 4, 1988, inception.


  ** Since November 14, 1994, inception.


 *** Does not include contingent deferred sales charge.


**** Includes contingent deferred sales charge, assuming full redemption on July
     31, 1997.

Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            ERV+P
CTR  =   (  -----  )  100
              P

Where:  CTR   = Cumulative total return
        ERV   = ending redeemable value at the end of
                the period of a hypothetical $1,000
                payment made at the beginning of such
                period; and
        P     = initial payment of $1,000

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

Average annual total return figures are computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T) to the power of n  =  ERV

     Where:  P     = a hypothetical initial payment of $1,000
             T     = average annual total return;
             n     = number of years; and
             ERV   = ending redeemable value at the end of
                     the period of a hypothetical $1,000
                     payment made at the beginning of such
                     period.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                          (a - b)            (6)
    YIELD   =   2   (   [ ------   +   1 ]         -   1   )
                            cd

     Where:  a     = dividends and interest earned during the
                     period;
             b     = expenses accrued for the period (net of
                     reimbursements);
             c     = the average daily number of shares
                     outstanding during the period that were
                     entitled to receive dividends; and
             d     = the maximum offering price per share on
                     the last day of the period.

As noted in the Prospectus, the Fund may advertise its relative performance as compiled by outside organizations or refer to publications which have mentioned its performance.

Following is a list of ratings services which may be referred to, along with the category in which the Funds are included. Because some of these services do not take into account sales charges, their ratings may sometimes be different than had they done so:

U.S. GOVERNMENT SECURITIES FUND


RATINGS SERVICE                                  CATEGORY
---------------------------------------------    ---------------------------------------------
Lipper Analytical Services, Inc.                 fixed income
CDA/Wiesenberger                                 bond and preferred
U.S. Government Securities
Morningstar Publications, Inc.                   general government
Johnson's Charts                                 government securities


STRATEGIC INCOME FUND


RATINGS SERVICE                                  CATEGORY
---------------------------------------------    ---------------------------------------------
Lipper Analytical Services, Inc.                 fixed income-multisector income
CDA/Wiesenberger                                 multisector bond
Morningstar Publications, Inc.                   multisector bond
Johnson's Charts                                 global bond

HIGH YIELD PORTFOLIO


RATINGS SERVICE                                  CATEGORY
---------------------------------------------    ---------------------------------------------
Lipper Analytical Services, Inc.                 fixed income
CDA/Wiesenberger                                 fixed income primarily high yield
Morningstar Publications, Inc.                   corporate bond-high quality
Johnson's Charts                                 high yield corporate bond


Following is a list of the publications whose articles may be referred to:

AMERICAN BANKER (The)
AP-DOW Jones News Service
ASSOCIATED PRESS (The)
BARRON'S
BETTER INVESTING
BOARDROOM REPORTS
BOND BUYER & CREDIT MARKETS (The)
BOND BUYER (The)
BONDWEEK
BUSINESS MONTH
BUSINESS WEEK
CABLE NEWS NETWORK
CASHFLOW MAGAZINE
CFO
CHICAGO TRIBUNE (The)
CHRISTIAN SCIENCE MONITOR
CITY BUSINESS/CORPORATE REPORT
CITYBUSINESS PUBLICATIONS
COMMERCIAL & FINANCIAL CHRONICLE
CONSUMER GUIDE
CORPORATE FINANCE
DALLAS MORNING NEWS
DOLLARS & SENSE
DOW-JONES NEWS SERVICE
ECONOMIST (The)
EQUITY INTERNATIONAL
EUROMONEY
FINANCIAL EXECUTIVE
FINANCIAL PLANNING
FINANCIAL SERVICES WEEK
FINANCIAL TIMES
FINANCIAL WORLD
FORBES
FORTUNE
FUTURES
GLOBAL FINANCE
GLOBAL INVESTOR
INDUSTRY WEEK
INSTITUTIONAL INVESTOR
INTERNATIONAL HERALD TRIBUNE
INVESTMENT DEALER'S DIGEST
INVESTOR'S BUSINESS DAILY
KIPLINGER PERSONAL FINANCE
KIPLINGER CALIF. LETTER (The)
KIPLINGER FLORIDA LETTER
KIPLINGER TEXAS LETTER
KIPLINGER WASHINGTON LETTER (The)
KNIGHT/RIDDER FINANCIAL
LA TIMES
LIPPER ANALYTICAL SERVICES
MARKET CHRONICLE
MINNEAPOLIS STAR TRIBUNE
MONEY
MONEY MANAGEMENT LETTER
MOODY'S INVESTORS SERVICE, INC.
NATIONAL THRIFT NEWS
NATIONAL UNDERWRITER
NELSON'S RESEARCH MONTHLY
NEW YORK DAILY NEWS
NEW YORK NEWSDAY
NEW YORK TIMES (The)
NEWSWEEK
NIGHTLY BUSINESS REPORT (The)
PENSION WORLD
PENSIONS & INVESTMENT AGE
PERSONAL INVESTOR
PORTFOLIO LETTER
REGISTERED REPRESENTATIVE
RUETERS
SECURITIES PRODUCT NEWS
SECURITIES WEEK
SECURITY TRADERS HANDBOOK
SAINT PAUL PIONEER PRESS
STANDARD & POOR'S CORPORATION
STANGER'S INVESTMENT ADVISOR
STANGER'S SELLING MUTUAL FUNDS
STOCK MARKET MAGAZINE (The)
TIME
TRUSTS & ESTATES
U.S. NEWS & WORLD REPORT
UNITED PRESS INTERNATIONAL
USA TODAY
WALL STREET JOURNAL (The)
WASHINGTON POST (The)
FORTIS BENEFITS INSURANCE COMPANY
WOODBURY BULLETIN
WIESENBERGER INVESTMENT COMPANIES SERVICES

FINANCIAL STATEMENTS

The financial statements included as part of the Funds' 1997 Annual Report to Shareholders, filed with the Securities and Exchange Commission in September, 1997, are incorporated herein by reference. The Annual Report accompanies this Statement of Additional Information.

CUSTODIAN; COUNSEL; ACCOUNTANTS


U.S. Bank National Association, First Bank Place, Minneapolis, MN 55480 acts as custodian of each of the U.S. Government Securities Fund's, Strategic Income Fund's and High Yield Fund's assets and portfolio securities; Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, MN 55402, is the independent General Counsel for the Funds; and KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, MN 55402, acts as the Funds' independent auditors.


LIMITATION OF DIRECTOR LIABILITY

Under Minnesota law, each director of Fortis Income and Fortis Advantage owes certain fiduciary duties to it and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of Fortis Income limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such a liability cannot be limited as provided in the 1940 Act (which act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted under such act.

ADDITIONAL INFORMATION

The Funds have filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the common shares offered hereby. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with Rules and Regulations of the Commission. The Registration Statement may be inspected at the principal office of the Commission at 450 Fifth Street, N.W., Washington, D.C., and copies thereof may be obtained from the Commission at prescribed rates.

APPENDIX

DESCRIPTION OF FUTURES, OPTIONS AND FORWARD CONTRACTS

OPTIONS ON SECURITIES

An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered." A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade government securities in a segregated account with its custodian. A put option written by a Fund is "covered" if the Fund maintains cash and high grade government securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

Options on securities and options on indexes of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indexes of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

In addition, options on securities and options on indexes of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. The particular risks of transactions on foreign exchanges and over-the-counter transactions are set forth more fully in the Statement of Additional Information.

OPTIONS ON STOCK INDEXES

In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by
(ii) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

A Fund will cover all options on stock indexes by owning securities whose price changes, in the opinion of Advisers, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will secure put options on stock indexes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indexes, such as the Standard & Poor's 100 Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.

FUTURES CONTRACTS ON FIXED INCOME SECURITIES, STOCK INDEXES AND FOREIGN
CURRENCIES

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contracts more or less valuable, a process known as "marking to the market."

U.S. Futures Contracts may be purchased or sold only on an exchange, known as a "contract market," designated by the CFTC for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a Futures Contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a Futures Contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. Futures Contracts may also be traded on foreign exchanges.

Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and U.S. Treasury Bills. In addition, interest rate futures contracts include contracts on indexes of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

A stock index or Eurodollar futures contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a stock index. The types of indexes underlying stock index futures contracts are essentially the same as those underlying stock index options, as described above. The index underlying a municipal bond index futures contract is a broad based index of municipal securities designed to reflect movements in the municipal securities market as a whole. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

OPTIONS ON FUTURES CONTRACTS

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by a Fund on United States exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, Options on Futures Contracts may be traded on foreign exchanges.

An option, whether based on a Futures Contract, a stock index or security, becomes worthless to the holder when it expires. Upon exercise of an opinion, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A Currency Contract is a contractual obligation to purchase or sell a specific quantity of a given foreign currency for a fixed exchange rate at a future date. Currency Contracts are individually negotiated and are traded through the "interbank currency market," an informal network of banks and brokerage firms which operates around the clock and throughout the world. Transactions in the interbank market may be executed only through financial institutions acting as market-makers in the interbank market, or through brokers executing purchases and sales through such institutions. Market-makers in the interbank market generally act as principals in taking the opposite side of their customers' positions in Currency Contracts, and ordinarily charge a mark-up commission which may be included in the cost of the Contract. In addition, market-makers may require their customers to deposit collateral upon entering into a Currency Contract, as security for the customer's obligation to make or receive delivery of currency, and to deposit additional collateral if exchange rates move adversely to the customer's position. Such deposits may function in a manner similar to the margining of Futures Contracts, described above.

Prior to the stated maturity date of a Currency Contract, it may be possible to liquidate the transaction by entering into an offsetting contract. In order to do so, however, a customer may be required to maintain both contracts as open positions until maturity and to make or receive a settlement of the difference owed to or from the market-maker or broker at that time.

OPTIONS ON FOREIGN CURRENCIES

Options on foreign currencies are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date or, in the case of certain options, on such date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder.

As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, non-refundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contrast, generally is required to make initial and variation margin payments, similar to margin deposits required in the trading of Futures Contracts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into.

Certain options on foreign currencies, like Currency Contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments, which are discussed below. Options on foreign currencies may also be traded on national securities exchanges regulated by the SEC and on exchanges located in foreign countries.

Over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterpart willing to enter into the transaction with the Fund. Where no such counterpart is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterpart. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. A Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by Advisers.

PART C - OTHER INFORMATION

ITEM 24. (a) FINANCIAL STATEMENTS:

     The following financial statements are included in the registration statement:

          Financial Statements included in Part A:

               Financial Highlights

          Financial Statements included in Part B:

               All financial statements required by Part B were incorporated therein by reference to Registrant's 1997 Annual Report to Shareholders.

ITEM 24.(b) EXHIBITS:


     (1) Copy of the Articles of Incorporation, as amended and supplemented through October 1997;

               Filed Herewith


     (2)  Copies of the existing by-laws or instruments corresponding thereto;


               Filed Herewith


     (3) Copies of any voting trust agreement with respect to more than 5 percent of any class of equity securities of the Registrant;

               Inapplicable

     (4) Copies of all instruments defining the rights of holders of the securities being registered including, where applicable, a relevant portion of the articles of incorporation or by-laws of the Registrant;

               See Item 24(b)(1)


     (5) Copies of all investment advisory contracts relating to the management of the assets of the Registrant;*


     (6) Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;


               a) (i)    Underwriting and Distribution Agreement
                         dated November 14, 1994 between Registrant and Fortis Investors, Inc.

                               Filed Herewith

                  (ii) Amendment No. 1 to Underwriting and Distribution Agreement dated November 24, 1997 between Registrant and Fortis Investors, Inc.

                               Filed Herewith



               b)   Dealer Sales Agreement -- *******

     (7) Copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; if any such plan is not set forth in a formal document, furnish a reasonably detailed description thereof;

               Inapplicable

(8)  Copies of all custodian agreements, and depository contracts under
     Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;


               (a) Custodian Agreement dated as of March 21, 1992 between Registrant and First Bank National Association.

               Filed herewith


(9) Copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

               Inapplicable

(10) An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable;

               Inapplicable

(11) Copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this Registration Statement and required by Section 7 of the 1933 Act;

               Filed herewith

(12) All financial statements omitted from Item 23;

               Inapplicable

(13) Copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

               See Original Registration Statement

(14) Copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

               ***; ****; ******

(15) Copies of any plan entered into by Registrant pursuant to rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

               Filed herewith




(16) Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (which need not be audited).

               Filed herewith

(17) A Financial Data Schedule meeting the requirements of Rule 483 under the Securities Act of 1933.

               Filed herewith




(18) Copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act, any agreement with any person relating to the implementation of a plan, any amendment to a plan or agreement, and a copy of the portion of the minutes of a meeting of the Registrant's directors describing any action taken to revoke a plan.

               *********

*Incorporated by reference to Part II of Post-Effective Amendment Number 33 to Registrant's registration statement, filed with the Securities and Exchange Commission in February, 1992.

**Incorporated by reference to Part C of Post-Effective Amendment Number 29 to Registrant's registration statement, filed with the Securities and Exchange Commission in March, 1989.

***Incorporated by reference to Part C of Post-Effective Amendment No. 35 to the Registration Statement of Special Portfolios, Inc. (File No. 2-24652 -- filed December 24, 1990).

****Incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement of AMEV Growth Fund, Inc. (File No. 2-14784 -- filed December, 1991).

*****Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement, filed with the Securities and Exchange Commission in February, 1993.

******Incorporated by reference to Post Effective Amendment No. 72 to Fortis Equity Portfolios, Inc.'s Registration Statement, filed with the Securities and Exchange Commission in November, 1993 (SEC File No. 2-11387).

*******Incorporated by reference to Post Effective Amendment No. 36 to the Registrant's Registration Statement, filed with the Securities and Exchange

Commission in September, 1994.

********Incorporated by reference to Post Effective Amendment No. 37 to the Registrant's Registration statement, filed with the Securities and Exchange Commission in July, 1995.

*********Incorporated by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement, filed with the Securities and Exchange Commission in December, 1996.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, and (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

     Inapplicable

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant:

                         Number of Record Holders (As of September 30, 1997)(1)
                         ------------------------------------------------------
                           Class A    Class B    Class C    Class E    Class H

U.S. Government
  Securities Fund           5,376        517        234     18,892      1,239

Strategic Income Fund         0          0           0         0          0

High Yield Portfolio        9,882      1,258        560        0        3,130

       (1) Common Shares, par value $.01 per share


ITEM 27.  INDEMNIFICATION

State the general effect of any contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

Incorporated by reference to Part C of Post-Effective Amendment Number 28 to Registrant's registration statement filed with the Securities and Exchange Commission in March, 1988.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Describe any other business, profession, vocation, or employment of a substantial nature in which each investment adviser of the Registrant, and each director, officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee.

In addition to those listed in the Statement of Additional Information:

                                                  Other business, professions,
                                                  vocations, or employments of
                         Current Position         a substantial nature
Name                     With Advisers            during past two years
----                     ----------------         ----------------------------

Michael D. O'Connor      Qualified Plan Officer   Qualified Plan Officer of
                                                  Fortis Benefits Insurance
                                                  Company.

David L. Greenzang       Money Market Portfolio   Debt Securities Manager with
                         Officer                  Fortis, Inc.


ITEM 29.  PRINCIPAL UNDERWRITERS

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor, or investment adviser.

     Fortis Advantage Portfolios, Inc.
     Fortis Equity Portfolios, Inc.
     Fortis Fiduciary Fund, Inc.
     Fortis Growth Fund, Inc.
     Fortis Income Portfolios, Inc.
     Fortis Money Portfolios, Inc.
     Fortis Securities, Inc.
     Fortis Series Fund, Inc.
     Fortis Tax-Free Portfolios, Inc.
     Fortis Worldwide Portfolios, Inc.
     Variable Account C of Fortis Benefits Insurance Company
     Variable Account D of Fortis Benefits Insurance Company

(b) Furnish the information required by the following table with respect to each director, officer, or partner of each principal underwriter named in the answer to Item 21:

     In addition to those listed in the Statement of Additional Information:

Name and Principal   Positions and Offices  Positions and Offices
Business Address     with Underwriter       with Registrant
----------------     ----------------       ---------------

Carol M. Houghtby*   Second Vice President  Accounting Officer
                     & Treasurer
--------------------------------------------------------------------------------

*The business address of these persons is 500 Bielenberg Drive, Woodbury, MN
 55125

(c) Furnish the information required by the following table with respect to all commissions and other compensation received by each principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such an affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

     Inapplicable

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270, 31a-1 to 31a-3) promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.

Fortis Advisers, Inc., 500 Bielenberg Drive, Woodbury, Minnesota 55125

ITEM 31.  MANAGEMENT SERVICES

Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part I of this Form (because the contract was not believe to be material to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.

     Inapplicable

ITEM 32.  UNDERTAKINGS

Furnish the following undertakings in substantially the following form in all initial Registration Statements filed under the 1933 Act:

     (a) An undertaking to file an amendment to the Registration Statement with certified financial statement showing the initial capital received before accepting subscriptions from any persons in excess of 25 if Registrant proposes to raise its initial capital pursuant to Section 14(a)(3) of the 1940 Act;

     Inapplicable

     (b) An undertaking to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 act Registration Statement.

     Registrant, on behalf of Strategic Income Fund, undertakes to file a post-effective amendment, using financial statements which need not be certified within four to six months from the date such Fund commences business.

     (c) If the information called for by Item 5A is contained in the latest annual report to shareholders, an undertaking to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     We undertake to furnish each person to whom a prospectus is delivered with copy of the Registrant's latest annual report to shareholders, upon request and without charge.



                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodbury, State of Minnesota, on November 24, 1997.


                                       Fortis Income Portfolios, Inc.

                                       By:       /s/ Dean C. Kopperud
                                           ------------------------------
                                           Dean C. Kopperud, President

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates shown.


     SIGNATURE                   TITLE                             DATED
     ---------                   -----                             -----

/s/ Dean C. Kopperud       President (principal              November 24, 1997
-----------------------    executive officer)
  Dean C. Kopperud


/s/ Tamara L. Fagely       Treasurer (principal financial    November 24, 1997
----------------------     and accounting officer)
   Tamara L. Fagely


          *
----------------------
  Richard W. Cutting       Director                          November 24, 1997


          *
----------------------
   Allen R. Freedman       Director                          November 24, 1997


          *
----------------------
   Robert M. Gavin         Director                          November 24, 1997


          *
----------------------
  Benjamin S. Jaffray      Director                          November 24, 1997


          *
----------------------
    Jean L. King           Director                          November 24, 1997


          *
----------------------
  Edward M. Mahoney        Director                          November 24, 1997


          *
----------------------
   Robb L. Prince          Director                          November 24, 1997


          *
----------------------
  Leonard J. Santow        Director                          November 24, 1997


          *
----------------------
   Joseph M. Wikler        Director                          November 24, 1997



----------------------
   Noel S. Shadko          Director                          November 24, 1997




/s/ Dean C. Kopperud
-----------------------------
Dean C. Kopperud, Pro-Se and
Attorney-in-Fact
Dated: November 24, 1997


*  Registrant's directors executing Power of Attorney dated March 21, 1996.